UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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[ ]	Preliminary Proxy Statement
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[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to ss.240.14a-12

ADVISORONE FUNDS

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THE DUNHAM FUNDS

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS

May 26, 2006

A Joint Special Meeting (the "Meeting") of Shareholders of record (as of May 5, 2006) of The Dunham Funds, comprised of Dunham Short-Term Bond Fund, Dunham Corporate/Government Bond Fund, Dunham High Yield Bond Fund, Dunham Real Estate Stock Fund, Dunham Appreciation & Income Fund, Dunham International Stock Fund, Dunham Large Cap Value Fund, Dunham Small Cap Value Fund, Dunham Large Cap Growth Fund, Dunham Emerging Markets Stock Fund and Dunham Small Cap Growth Fund (each a "Fund," and collectively, the "Funds"), each a series of AdvisorOne Funds (the "Trust"), will be held at the offices of the Funds’ Adviser, Dunham & Associates Investment Counsel, Inc. (“Dunham” or the “Adviser”), at 10251 Vista Sorrento Parkway, San Diego, CA 92121, on Friday, June 23, 2006, at 10:00 a.m. Pacific Time, for the following purposes:

(1) The approval or disapproval of a new sub-advisory agreement among Dunham, the Trust (on behalf of Dunham Small Cap Value Fund), and Denver Investment Advisors LLC;

(2) the approval or disapproval of a new sub-advisory agreement among  Dunham,  the Trust (on behalf of Dunham Real Estate Stock Fund), and Lee Munder Investments, Ltd.;

(3) the approval or disapproval of a new sub-advisory agreement among  Dunham,  the Trust (on behalf of Dunham Large Cap Growth Fund), and Rigel Capital, LLC;

(4) the approval or disapproval of a form of amendment to change the fee schedule of, and add the Fund as a party to, each existing sub-advisory agreement for the Dunham Short-Term Bond Fund, Dunham Corporate/ Government Bond Fund, Dunham High Yield Bond Fund, Dunham Appreciation & Income Fund, Dunham International Stock Fund, Dunham Large Cap Value Fund, Dunham Emerging Markets Stock Fund and Dunham Small Cap Growth Fund, to convert these sub-advisory agreements to a fulcrum fee compensation structure; and

(5) the transaction of such other business as may properly come before the Meeting or any adjournment thereof.

The proposals referred to above are discussed in the Proxy Statement attached to this Notice.  Each shareholder is invited to attend the Meeting in person.  Shareholders of record at the close of business on May 5, 2006 have the right to vote at the Meeting.  If you cannot be present at the Meeting, we urge you to fill in, sign and promptly return the enclosed proxy in order that the Meeting can be held and a maximum number of shares may be voted.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF EACH FUND VOTE “FOR” EACH PROPOSAL.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.

SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE URGED TO VOTE BY MAIL, TELEPHONE OR VIA THE INTERNET. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXY CARDS ARE SET FORTH AT THE END OF THE FOLLOWING PROXY STATEMENT.

PROXIES MAY BE REVOKED AT ANY TIME BEFORE THEY ARE EXERCISED BY THE SUBSEQUENT EXECUTION AND SUBMISSION OF A REVISED PROXY, BY GIVING WRITTEN NOTICE OF REVOCATION TO THE TRUST AT ANY TIME BEFORE THE PROXY IS EXERCISED OR BY VOTING IN PERSON AT THE MEETING.

THE TRUST WILL FURNISH, WITHOUT CHARGE, COPIES OF THE DUNHAM FUNDS’ SEMI-ANNUAL REPORT TO SHAREHOLDERS DATED APRIL 30, 2006, WHEN AVAILABLE, TO ANY SHAREHOLDER UPON REQUEST. THE DUNHAM FUNDS’ FUTURE ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS MAY BE OBTAINED FROM THE TRUST BY CALLING THE ADVISER AT 1- 800-442-4358.

 By Order of the Board of Trustees

Brian Nielsen

Secretary,

May 26, 2006

WE NEED YOUR PROXY VOTE IMMEDIATELY

YOUR PROMPT ATTENTION TO THE ENCLOSED PROXY WILL HELP TO AVOID

THE EXPENSE OF FURTHER SOLICITATION.

THE DUNHAM FUNDS

4020 SOUTH 147TH STREET

OMAHA, NEBRASKA 68137

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of AdvisorOne Funds (the "Trust") for use at a Joint Special Meeting of Shareholders of each of The Dunham Funds, comprised of Dunham Short-Term Bond Fund (“ST Bond”), Dunham Corporate/Government Bond Fund (“CG Bond”), Dunham High Yield Bond Fund (HY Bond”), Dunham Real Estate Stock Fund (“RE Stock”), Dunham Appreciation & Income Fund (“App. & Inc.”), Dunham International Stock Fund (“Int’l Stock”), Dunham Large Cap Value Fund (“LCV”), Dunham Small Cap Value Fund (“SCV”), Dunham Large Cap Growth Fund (“LCG”), Dunham Emerging Markets Stock Fund (“EM Stock”) and Dunham Small Cap Growth Fund (“SCG”)  to be held at the offices of the Dunham Funds’ Adviser -- Dunham & Associates Investment Counsel, Inc. (“Dunham” or the “Adviser”), at 10251 Vista Sorrento Parkway, San Diego, CA 92121, on Friday, June 23, 2006, at  10:00 a.m. Pacific Time.  As used in this Proxy Statement, the meeting and any adjournment thereof is referred to as the "Meeting;" The Dunham Funds are referred to individually as a "Fund" and collectively as the "Funds;" and the Funds' shares are referred to as "Shares."

Proxy solicitations will be made primarily by mail, but solicitations also may be made by personal interview conducted by officers, employees or service providers of the Trust, Dunham, or Gemini Fund Services, LLC, the administrator to each Fund.  All costs of the solicitation will be borne by each Fund, including, where applicable, (a) printing and mailing of this Proxy Statement and accompanying materials, (b) the reimbursement of brokerage firms and others for their expenses in forwarding solicitation materials to the beneficial owners of the shares, and (c) supplementary solicitations to submit proxies.  This Proxy Statement and the enclosed proxy card are expected to be distributed on or about May 26, 2006 to shareholders of record as of May 5, 2006.

The following table summarizes the proposals to be voted on at the Meeting and indicates those shareholders who are being solicited with respect to the proposals:

Proposal	Shareholders solicited
1) The approval or disapproval of a new sub-advisory agreement among Dunham, the Trust (on behalf of Dunham Small Cap Value Fund), and Denver Investment Advisors LLC;	Shareholders of SCV
2) The approval or disapproval of a new sub-advisory agreement among Dunham, the Trust (on behalf of Dunham Real Estate Stock Fund), and Lee Munder Investments, Ltd.;	Shareholders of RE Stock
3) The approval or disapproval of a new sub-advisory agreement among Dunham, the Trust (on behalf of Dunham Large Cap Growth Fund), and Rigel Capital, LLC; and	Shareholders of LCG

4) The approval or disapproval of a form of amendment to change the fee schedule of, and add the Fund as a party to, each existing sub-advisory agreement for ST Bond, CG Bond, HY Bond, App. & Inc., Int’l Stock, LCV, EM Stock and SCG, to convert these sub-advisory agreements to a fulcrum fee compensation structure.

Shareholders of each such Fund voting separately on a Fund-by-Fund basis

A proxy is enclosed with respect to the Shares you own in the Funds.  If the proxy is executed properly and returned, the Shares represented by it will be voted at the Meeting in accordance with the instructions thereon.  Each full Share is entitled to one vote and each fractional Share to a proportionate fractional vote.  If you do not expect to be present at the Meeting and wish your Shares to be voted, please complete the enclosed proxy and mail it in the enclosed reply envelope.

THE BOARD OF TRUSTEES RECOMMENDS

A VOTE FOR THE APPROVAL OF THE PROPOSALS DESCRIBED IN THIS PROXY STATEMENT.

SHAREHOLDER SUMMARY -  ALL PROPOSALS

At the Trust’s last shareholder meeting held on August 26, 2005, shareholders voted to approve a new form of Advisory Agreement and certain sub-advisory agreements, and to give the Adviser the ability to negotiate future sub-advisory agreements within a specified range of fees, fulcrum or fixed, without further shareholder approval.  The latter approval was subject to the SEC granting an exemptive order to permit the Adviser to hire and dismiss sub-advisers or amend existing sub-advisory agreements without further shareholder approval. While this exemptive order is pending, the Adviser does not wish to compromise its goals for the success of the Dunham Funds by waiting until the order is issued before taking further action on behalf of the Dunham Funds.  For this reason, the Trust’s Board of Trustees has approved the current proxy statement, which contains proposed sub-advisory agreement changes that are believed to be in the best interests of the Dunham Funds and their shareholders, and which reflect the Adviser’s performance-based philosophy.

Proposals 1, 2 and 3 relate to new sub-advisers and new fulcrum-fee based sub-advisory agreements, and each applies to a specific Fund.  Appendices A, B and C, respectively contain the proposed sub-advisory agreements corresponding to Proposals 1, 2 and 3.  Proposal 4 relates to the remaining Dunham Funds and proposes to amend current sub-advisory agreements with existing sub-advisers to reflect new fulcrum fee arrangements.  Said amendments can be found under Appendix D, which corresponds to Proposal 4. Each proposal applies to all classes of shares of the relevant Fund(s).

The following table provides a snapshot of the proposals in the current proxy statement to change each sub-advisory fee to employ a new fulcrum fee methodology that permits calculation of performance-based fees from the first day. Note that the Adviser’s portion of the Management Fee will not change with the proposed arrangements. Waivers and breakpoints are not reflected either for current or proposed fees.

                                     Current and Proposed Management Fees – as an annual percentage of average daily net assets

Fund:	Current Management Fee	Adviser’s Portion of Management Fee	Sub-Adviser’s Portion of Management Fee	Proposed Management Fee	Adviser’s Portion of Proposed Management Fee	Sub-Adviser’s Portion of Proposed Management Fee
Dunham Short Term Bond Fund	0.80%	0.55%	0.25%	0.55% - 0.95%	0.55%	0.00% - 0.40%
Dunham Corporate/ Government Bond Fund	0.85%	0.50%	0.35%	0.50% to 1.00%	0.50%	0.00% - 0.50%
Dunham High-Yield Bond Fund	0.80% – 1.40%	0.60%	0.20% - 0.80%	0.80% – 1.40%	0.60%	0.20%- 0.80%
Dunham Real Estate Stock Fund	1.15%	0.65%	0.50%	0.65% – 1.45%	0.65%	0.00% - 0.80%
Dunham Appreciation & Income Fund	1.40%	0.65%	0.75%	0.90% – 1.60%	0.65%	0.25%-0.95%
Dunham International Stock Fund	1.15% - 1.45%	0.65%	0.50% - 0.80%	1.15% - 1.45%	0.65%	0.50%-0.80%
Dunham Large Cap Value Fund	1.15%	0.65%	0.50%	0.65% – 1.51%	0.65%	0.00% - 0.86%
Dunham Small Cap Value Fund	1.40%	0.65%	0.75%	0.65% – 1.75%	0.65%	0.00% - 1.10%
Dunham Large Cap Growth Fund	1.20%	0.65%	0.55%	0.65% – 1.65%	0.65%	0.00% - 1.00%
Dunham Emerging Markets Stock Fund	1.25%	0.65%	0.60%	0.65% – 1.65%	0.65%	0.00% - 1.00%
Dunham Small Cap Growth Fund	1.30%	0.65%	0.65%	0.65% – 1.65%	0.65%	0.00% - 1.00%

For a more thorough review of the various elements of each proposed fulcrum fee arrangement, please see the detailed table in Appendix E, below, which shows 1) the current Sub-Advisory arrangements in place for each Fund; 2) the range of sub-advisory fees previously approved by shareholders for negotiation and 3) the proposed fulcrum fee sub-advisory arrangements in Proposals 1 through 4 of the current proxy statement.  In addition, Appendix E provides examples of fee calculations.  You will note that all proposed fees are within the fee ranges pre-approved by shareholders at the August 26, 2005 shareholder meeting.

As part of this summary, please note the following information about the fulcrum fees being proposed for each Dunham Fund:

Fulcrum Fees, Generally. A fulcrum fee basically has two parts -  the base fee and the performance fee.  In a typical fulcrum fee arrangement, the base fee is the pre-determined rate at which the sub-adviser is paid when its net performance is in line with that of the fund’s benchmark.  The base fee is adjusted up or down by the performance fee, which is derived by comparing fund performance versus that of the fund’s benchmark over a rolling twelve-month period, in accordance with pre-determined rates of adjustment. In a fulcrum fee arrangement, a sub-adviser is rewarded for out-performance or penalized for under-performance in equal measure.  Depending on a fund’s performance versus its benchmark, the sub-adviser will receive a fee adjustment in accordance with a formula that equates a percentage of out- or under-performance to a percentage of fee increases or decreases, respectively.  This formula has matching maximum and minimum ranges in which the fees can be adjusted.  Also typical of most fulcrum fee arrangements is that there is no adjustment to the base fee in the first twelve months.  In addition, most fulcrum fees employ a “null zone” around the base fee, whereby very small differences in performance versus the benchmark will not trigger a fee increase or decrease.   The basic idea of a fulcrum fee is that when fund performance is bad, the adviser or sub-adviser should sacrifice some of its fee, and when fund performance is good, the fee will increase while still permitting shareholders to reap most of the profit.

Under a fulcrum fee arrangement, it is possible that a fund could pay a sub-adviser more than the Base Fee, even though the performance of both the fund and the fund's benchmark is negative. This situation may occur when the decline in the performance of the benchmark is greater than the decline in the fund's performance.  Each Fund’s benchmark index and fulcrum fee range are disclosed in this proxy statement.  In no event will sub-advisory fees be more than the maximum indicated in the above table.

The Proposed Fulcrum Fee Calculation Methodology for the Dunham Funds.

In a typical fulcrum fee arrangement, the base fee is not adjusted during the first twelve months.  However, under each proposed sub-advisory arrangement herein, the performance adjustment to the base fee will be calculated daily during the first twelve months, based on the average net assets of the fund from inception of the contract to date, and the comparative performance of the fund (fund performance will be Class N shares performance) to its Benchmark from inception of the contract to date, on the day of calculation.  In this manner, performance counts from the very first day of the sub-advisory agreement. Under the proposed methodology, the fulcrum fee will be calculated using an annual base sub-advisory fee of a specified amount of the average daily net assets of the fund (the “Base Fee”), adjusted by the fund’s performance over a rolling twelve-month period (or during the first twelve months, as described above), relative to the Fund’s benchmark (the “Performance Fee”).   Depending on the particular sub-advisory agreement, the Performance Fee can adjust the Base Fee up or down by as much as 100% of the Base Fee, such that the sub-advisory fee can vary anywhere from 0.00% (the “Minimum Fee”) to twice the Base Fee (the “Maximum Fee”).  In addition, certain sub-advisors have agreed to waive a portion of their overall fee during an initial period of either one year or eighteen months.  Sub-advisers can not waive more than they earn and will never be in a position to owe money to the Funds; i.e., if the fee earned is equal to or less than the waiver, then the sub-adviser will receive no payment, nor will the sub-adviser owe money to the Fund.

During the first twelve months of each fund’s proposed sub-advisory fee arrangement, the fund will accrue, on a daily basis, the Base Fee adjusted by the Performance Fee, as described in the preceding paragraph (the “Fulcrum Fee”).  However, because each such proposed sub-advisory fee arrangement requires that the sub-adviser be paid out only the Minimum Fee during the first year (in most cases, 0.00%), the sub-adviser in most cases will receive no compensation until the end of the first year.  At the end of the first year of the contract, the sub-adviser will be paid a lump sum that reflects the accrued Fulcrum Fee over the year, less any Minimum Fees paid out during the first year.  Therefore, in the first year, the proposed fulcrum fee methodology will have three elements: 1) daily calculation of the Performance Fee and daily accrual of the Fulcrum Fee; 2) monthly payment of the Minimum Fee only; and 3) a lump sum payment at the end of the initial 12 month period of the accrued Fulcrum Fee less the Minimum Fee.  Beginning with the thirteenth month of operation under each proposed sub-advisory fee arrangement, the entire sub-advisory fee will be calculated daily and paid monthly based on the Fund’s average daily net assets and performance versus the benchmark over the prior rolling twelve-month period.  In other words, after the initial twelve-month period, the fund’s fulcrum fee arrangement will become typical of such arrangements in the mutual fund industry.

When reviewing the various tables in this proxy statement, please note that the fiscal period ended October 31, 2005 began at inception for each Fund, which was 12/10/04 for all Funds except ST Bond, which commenced operations on 12/13/04, and High Yield Bond which commenced operations on July 1, 2005.

Following this Summary are the formal Proposals 1 – 4 that include important additional information about the items discussed in this summary.  Please take a moment to read each Proposal that applies to your Dunham Fund, as the information therein can provide helpful guidance with respect to your voting decision.  Thank you for your assistance with this vote.

PROPOSAL 1

Dunham Small Cap Value Fund

INTRODUCTION

As stated above, the purpose of Proposal 1 is to approve a new sub-advisory agreement among the Adviser, the Trust on behalf of Dunham Small Cap Value Fund (“SCV”), and Denver Investment Advisors LLC (“DIA”). The information in this section is provided by way of background to assist you in considering this proposal.

Information about The Adviser:  On September 23, 2004, a majority of the Board, including a majority of trustees who are not "interested persons" of the Trust, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) (hereafter, the “Independent Trustees”), approved the Advisory Agreement between the Trust (on behalf of each Dunham Fund) and Dunham & Associates Investment Counsel, Inc. (the “Advisory Agreement”), which was executed on December 1, 2004, and approved by the sole shareholder of each Fund on December 9, 2004.

On August 26, 2005, Shareholders approved a new form of Advisory Agreement, whereby Funds with fulcrum-fee based sub-advisory agreements would pay Dunham only the Adviser’s portion of the management fee, such that the Fund and not Dunham would pay the sub-advisory fee directly to the sub-adviser.  The amount of the Adviser’s portion of the management fee has not and will not change from its original level with respect to each Fund, except that the Adviser no longer will be able to retain any difference in the management fee caused by sub-advisory fee breakpoints.  In addition, the Adviser’s current practice of passing sub-advisory fee waivers on to the Funds will not be necessary, as such waivers would occur directly with the Fund under the proposed arrangements herein.  Currently, the Adviser receives a monthly aggregate management fee from SCV at an annual rate of 1.40% of SCV’s average daily net assets, out of which the Adviser pays the sub-adviser 0.75% and retains 0.65%.

Dunham, the Adviser, also is a registered broker/dealer and distributor.  No brokerage fees were paid by SCV to Dunham for the fiscal period ended October 31, 2005.  DIA does not have an affiliated broker/dealer.  For the fiscal period 12/10/04 – 10/31/05, SCV paid Dunham, as distributor, $54,270, pursuant to the Fund’s Class C Distribution Plan and Agreement under Rule 12b-1, and pursuant to the Fund’s Class C Shareholder Servicing Agreement, each with Dunham, dated December 1, 2004.  Dunham then paid $13,567 of these Class C shareholder-servicing fees to its affiliate, Dunham Trust Company (“DTC”).  DTC provides fund sub-accounting and other services for servicing shares of Dunham Funds held directly through DTC.

Information about SCV’s Former Sub-Adviser: Babson Capital Management LLC

On September 23, 2004, the Board of the Trust, including a majority of the Independent Trustees, approved, and the parties thereto executed (subject to shareholder approval), the sub-advisory agreement with respect to SCV (the “Babson Agreement”) between Dunham and Babson Capital Management LLC (“Babson”).  On December 9, 2004, the Trust’s Sole Initial Shareholder approved the Babson Agreement.  Pursuant to the Babson Agreement, Babson received a monthly sub-advisory fee from Dunham at a fixed annual rate of 0.75% of the average daily net assets of SCV up to $35 million and 0.65% thereafter.

In a letter dated February 3, 2006, Babson resigned as sub-adviser to SCV, to take effect on March 31, 2006.  The reason for Babson’s resignation was that, due to a pending merger, it would be restructured in such a way that it would not be able to continue to provide sub-advisory services to SCV.  At a special Board meeting held for the purpose on March 6, 2006, the Board, including a majority of the Independent Trustees, approved an interim sub-advisory agreement between Dunham and Denver Investment Advisors LLC (“DIA”), on behalf of the Trust’s Dunham Small Cap Value Fund (the “Fund”), to take effect on April 1, 2006 (the “Interim DIA Agreement”), for a term of 150 days or until shareholders approve a long-term sub-advisory agreement for SCV, whichever comes first.  In addition, pursuant to Rule 15a-4 under the 1940 Act, the Interim DIA Agreement provides that: (1) the sub-adviser compensation to DIA is no greater than what was paid to Babson under the Babson Agreement; (2) the Board, or a majority of SCV’s outstanding voting securities, may terminate the contract at any time, without the payment of any penalty, on not more than 10 calendar days’ written notice to DIA; (3) the Interim DIA Agreement contains the same terms and conditions as the previous sub-advisory agreement, except for the exceptions specified herein; and (4) compensation earned under the Interim DIA Agreement must be held inan interest-bearing escrow account with SCV’s custodian or a bank.

Subject to the supervision of Dunham and the Trust’s Board, DIA purchases, holds and sells investments in accordance with SCV’s prospectuses and statement of additional information and monitors on a continuous basis the performance of SCV’s investments. Such services are provided in conformity with the Trust’s By-laws, Declaration of Trust and relevant federal and state rules and regulations.

Therefore, as of the date of this Proxy Statement, DIA is the interim sub-adviser for SCV, for which it is paid by the Adviser a monthly fee at an annual rate of 0.75% of the Fund’s average daily net assets up to $35 million and 0.65% thereafter.  Such payments to DIA are being held in escrow until a long-term sub-advisory agreement is approved by shareholders. This Proposal 1 requests shareholder approval of the long-term sub-advisory agreement among the Adviser, DIA, and the Trust on behalf of SCV, the terms of which are described below.

Information about SCV’s proposed Sub-Adviser: Denver Investment Advisors LLC

DIA, located at 1225 17th Street, 26th Floor, Denver, CO  80202, is a 100% employee-owned Colorado limited liability corporation.  DIA was founded in 1958 and its only business is investment management.  DIA had approximately $7.5 billion in assets under management as of March 28, 2006, over $4 billion of which was in equities.  DIA manages equity and fixed income investments, primarily for high net worth clients, institutional investors and mutual funds.  DIA has an eight-member Small Cap and Equity Team, with an average of 18 years experience per member.  DIA manages the Westcore Small Cap Value Fund as well as other small cap investment portfolios for its separate accounts.  DIA does not have an affiliated broker dealer, but may direct brokerage commissions to unaffiliated broker/dealers and receive research through said broker/dealers paid for by soft dollars.  Any such commissions and soft dollar payments will conform to the federal securities laws and will be reported quarterly to the Board.  Below is the name and principal occupation of each officer, director or controlling entity of DIA.  Each individual or domestic entity below is located at 1225 17th Street, 26th Floor, Denver, CO  80202:

LEGAL NAME (last/first/middle)	Title or Status*	Principal Occupation	Date Title or Status Acquired M/YYYY	Ownership	Control Person**
LOCK, ALEX, WATSON	VICE PRESIDENT AND MEMBER	Fixed Income Analyst	01/2000	5% - 10%	Y
ANDERSON, TODGER	MANAGEMENT COMMITTEE, CHIEF COMPLIANCE OFFICER	Chairman, CCO, Director of Portfolio Management	04/1995	5% - 10%	Y
CHESTER, WILLIAM, SPENCER	VICE PRESIDENT AND MEMBER	Partner, Executive Manager, Director of Growth Research	04/1995	5% - 10%	Y
STEVENS, THOMAS, BENTON	VICE PRESIDENT AND MEMBER	Partner, Portfolio Manager - Fixed Income	04/1995	5% - 10%	Y
PAYNE, JEFF, SCOTT	VICE PRESIDENT AND MEMBER	Partner, Senior Research Analyst	01/2001	5% - 10%	Y
REED, FRED., WILEY	VICE PRESIDENT AND MEMBER	Partner, Senior Research Analyst	01/2001	5% - 10%	Y
LANSDOWNE, JR, HOMER, DAVID	DIRECTOR OF WEALTH MANAGEMENT AND MEMBER	Partner, Director of Wealth Management	07/2004	5% - 10%	Y
MCKISSICK, MARK, ROBERT	VICE PRESIDENT AND MANAGEMENT COMMITTEE	Managing Partner, Director of Fixed Income Management	11/2005	5% - 10%	Y
OLSON, DANIEL, DEAN	VICE PRESIDENT AND MANAGEMENT COMMITTEE	Managing Partner, Portfolio Manager- Mid-Cap Growth	12/2005	Under 5%	Y
STAFFORD, WILLIAM, EDWARD	VICE PRESIDENT AND MEMBER	Partner, Senior Research Analyst - Fixed Income	01/2002	5% - 10%	Y
HERRICK, KRIS, BRANDON	VICE PRESIDENT AND MANAGEMENT COMMITTEE	Partner, Managing Director of Value Research, Portfolio Manager	11/2005	Under 5%	Y
MOSCATELLI, ROSS, GARDNER	VICE PRESIDENT AND MANAGEMENT COMMITTEE	Managing Partner; Director of Large-Cap Growth Research; Portfolio Manager	11/2005	Under 5%	Y

* “Members” have the right to receive upon dissolution, or have contributed, 5% or more of DIA’s capital, or are elected managers.

**Control Person: Control means the power, directly or indirectly, to direct the management or policies of DIA, whether through ownership of securities, by contract, or otherwise. Each officer, partner, or director exercising executive responsibility (or persons having similar status or functions), or any entity having the right to vote 25% or more of a class of DIA’s securities or has the right to receive 25% or more of the capital of DIA upon dissolution, is presumed to be a control person of DIA.

EVALUATION BY THE BOARD (PROPOSAL 1)

On March 23, 2006, the full Board, including a majority of the Independent Trustees, met in person to discuss Dunham's proposal to enter into a long term sub-advisory agreement with DIA and the Trust on behalf of SCV (the “DIA Agreement”).  The Board was provided with information about DIA, including information about the firm's history and ownership, biographies of key DIA personnel, information about DIA’s approach to small cap value investing, past performance data for some of DIA’s similarly managed small cap mutual funds and separate accounts, and information about fees charged by DIA for those accounts.  The Board also was provided with comparative data regarding fees and expenses of small cap value funds generally.

After presentations by Dunham and DIA, the Board, including a majority of the Independent Trustees, unanimously voted to approve the DIA Agreement, subject to shareholder approval. The Board determined that the DIA Agreement was in the best interests of investors in SCV.  In making that determination, the Board considered a variety of factors, including those discussed below.

Resignation of Babson and Selection of DIA: In a letter dated February 3, 2006, Babson resigned as sub-adviser to SCV, to take effect on March 31, 2006.  The reason for Babson’s resignation was that, due to a pending merger, it would be restructured in such a way that it would not be able to continue to provide sub-advisory services to SCV.  At the Trust’s March 23, 2006 Board meeting, the Board was informed by the Adviser regarding the Adviser’s policies with respect to the selection, hiring and dismissal of sub-advisers, and reviewed related materials it had received in advance of the meeting.  The Adviser noted its extensive search to interview and select Babson’s replacement, DIA, and explained why DIA is a good fit for the Fund, its shareholders and the Trust’s overall strategy.  The Adviser stated that it had conducted on site visits to DIA, and believed that DIA was in a good position to provide the service and the performance that the Fund needs. The Adviser noted that DIA had good risk-adjusted performance in the Small Cap Value space and a style that is consistent with SCV’s investment objective, philosophy and strategy.  The Board found the Adviser’s arguments in favor of DIA to be sound, consistent with the Adviser’s sub-adviser oversight policies and in the best interests of Fund shareholders.

The Nature and Quality of DIA’s Services.  The Board considered DIA’s personnel and small cap value investment approach, noting DIA’s focus on fundamental research and valuation, and disciplined, consistent investment processes.  DIA believes that high-quality, dividend-paying small-cap stocks create superior long-term risk-adjusted returns, and that the market rewards companies for their “free cash flow” rather than their reported “earnings” results and price to earnings (P/E) ratio.  DIA combines its unique quantitative screening and bottom-up fundamental analysis to screen over 1,300 dividend paying small cap companies to identify statistically undervalued stocks that show early signs of positive change. Using on-going rigorous fundamental analysis, DIA attempts to identify the best opportunities to construct the Fund’s portfolio.

Subject to the supervision of Dunham and the Trust’s Board, DIA will continue to purchase, hold and sell investments in accordance with SCV’s prospectuses and statement of additional information and monitor on a continuous basis the performance of SCV’s investments. Such services will continue to be provided in conformity with the Trust’s By-laws, Declaration of Trust and relevant federal and state rules and regulations.

DIA’s Historical Performance.  The Board considered materials presented by DIA showing its past performance managing small cap accounts.  Those returns showed strong performance over the long-term when compared to the relevant indices and the performance of other comparable small cap managers.

Fees.  The Board also considered the fact that the fees proposed under the DIA Agreement are different than those currently paid to DIA under the Interim DIA Agreement.

Under the current arrangements, the Adviser gets a fixed annual management fee, paid monthly, of 1.40 % of SCVs average daily net assets, out of which it pays the sub-adviser a fixed annual fee, paid monthly, of 0.75% of SCVs average daily net assets up to $35 million and 0.65% thereafter.

Under the proposed fee arrangements for SCV, the Adviser will continue to be paid the same portion of the management fee it currently retains from SCV for serving as Adviser to SCV (0.65%).  Under the proposed DIA Agreement, DIA will be paid a sub-advisory fee directly from SCV, in the form of a fulcrum fee.  Depending on Fund performance under the DIA Agreement, the sub-advisory fees can range between 0.00% and 1.10% annually of SCV’s average daily net assets.

See “Fulcrum Fees, Generally” in the Shareholder Summary immediately preceding this Proposal 1.  The basic idea of a fulcrum fee is that when fund performance is down, the adviser or sub-adviser should sacrifice some of its fee, and when fund performance is up, the fee will increase while still permitting shareholders to reap most of the profit.

DIA’s Fulcrum Fee.  In a typical fulcrum fee arrangement, the base fee is not adjusted during the first twelve months.  However, under the DIA Agreement, the performance adjustment to the base fee will be calculated daily during the first twelve months, based on the average net assets of SCV from inception of the contract to date, and the comparative performance of the Fund to the Benchmark from inception of the contract to date, on the day of calculation.  In this manner, performance counts from the very first day of the DIA Agreement.  Under the DIA Agreement, the fulcrum fee will be calculated using an annual base sub-advisory fee of 0.55% of the average daily net assets of SCV (the “Base Fee”), adjusted by DIA’s performance over a rolling twelve-month period (or during the first twelve months, as described above), relative to SCV’s benchmark (the “Performance Fee”).  The Performance Fee can adjust the Base Fee up or down by as much as 0.55%, such that the sub-advisory fee can vary anywhere from 0.00% (the “Minimum Fee”) to 1.10% (the “Maximum Fee”).  DIA has agreed to waive 0.25% during the first year, which limits DIA’s Maximum Fee during the first year to 0.85%. Therefore, the combined management fee (advisory fee plus sub-advisory fee) under the proposed arrangements for SCV can range from 0.65% to 1.75% with a maximum of 1.50% in year one.

During the first twelve months of the DIA Agreement, the Fund will accrue, on a daily basis, the Base Fee adjusted by the Performance Fee, as described in the preceding paragraph (the “Fulcrum Fee”).  However, because the DIA Agreement requires that the sub-adviser be paid out only the Minimum Fee during the first year (in this case, 0.00%), the sub-adviser will receive no compensation until the end of the first year.  At the end of the first year of the contract, DIA will be paid a lump sum that reflects the accrued Fulcrum Fee over the year.  Beginning with the thirteenth month of operation under the DIA Agreement, the fee paid to DIA will be calculated daily and paid monthly based on SCV’s average daily net assets over the prior rolling twelve-month period.  In other words, after the initial twelve-month period of the DIA Agreement, SCV’s fulcrum fee arrangement will become typical of such arrangements in the mutual fund industry.

DIA Performance Fee Calculation.  Fees are often described in terms of “basis points” or “bps.”  A basis point is one hundredth of one percent.  As indicated in the summary table below, under the DIA Agreement, for approximately each five basis points (0.05%) over or under the performance of the Index over the twelve-month period (or, if during the first year, over the period from inception of the contract to the date of calculation), the Base Fee paid to DIA will either increase or decrease by one basis point (0.01%) of SCV’s average daily net assets over the twelve-month period (or, if during the first year, over the period from inception of the contract to the date of calculation).  It should be noted that the exception to the above is that the initial adjustment is six basis points, and comes only after clearing the null zone of 0.25%.  The maximum fee adjustment is 55 basis points (0.55%) in either direction.  The Benchmark index to be used by SCV in connection with its Performance Fee calculation is the Russell 2000® Value Index, which measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.  As of the latest reconstitution, the average market capitalization was approximately $607.1 million; the median market capitalization was approximately $496.4 million.  The largest company in the index had an approximate market capitalization of $1.6 billion.  The Russell 2000® Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

	Cumulative Twelve Month Net Return Versus Index	Performance Fee Adjustment*		Total Sub-Advisory Fee Payable to Denver Investment Advisors LLC**
2.50%	or more greater than index	Base Fee plus	0.55%	1.10%
1.90%	greater than index	Base Fee plus	0.42%	0.97%
1.30%	greater than index	Base Fee plus	0.29%	0.84%
0.70%	greater than index	Base Fee plus	0.15%	0.70%
0.26%	greater than index	Base Fee plus	0.06%	0.61%
0.25%	greater than index	Base Fee (Null Zone)		0.55%
Even with Index		Base Fee		0.55%
0.25%	less than index	Base Fee (Null Zone)		0.55%
0.26%	less than index	Base Fee less	0.06%	0.49%
0.70%	less than index	Base Fee less	0.15%	0.40%
1.30%	less than index	Base Fee less	0.29%	0.26%
1.90%	less than index	Base Fee less	0.42%	0.13%
2.50%	or more less than index	Base Fee less	0.55%	0.00%

*as a % of average daily net assets

        Comparison of Current Fees vs. Proposed Fulcrum Fee

The management fee paid by SCV to the Adviser and the Sub-Adviser for the fiscal period ended October 31, 2005, was as follows:

SCV	Management Fee	Adviser Portion	Sub-Adviser Portion
Fee as % of avg daily net assets	1.40%	0.65%	0.75%
Dollar Amount	$238,267	110,624	127,643

Had the management fee been paid under the proposed fulcrum fee arrangements with DIA, for the fiscal period ended October 31, 2005, it would have ranged as follows:

SCV	Pro Forma	Pro Forma	Pro Forma
	Management Fee	Adviser Portion	Sub-Adviser Portion
Fee as % of avg. daily net assets	0.65% to 1.75%*	0.65%	0.00% to 1.10%*
Dollar Amount	$110,624 to $297,834*	110,624	$0 to $187,210*
Percentage Decrease Under / Increase Over Current Fees	-53% to + 25%**	N/A	-100% to + 47%**

*With DIA’s fee waiver of 0.25% in the first twelve months of the contract, the maximum management fee                                                                                 would be 1.50% or $255,286, and the maximum sub-advisory fee would be 0.85% or $144,662.

**With DIA’s fee waiver of 0.25% in the first twelve months of the contract, the potential maximum percentage increase would be 7% over the current management fee and 13% over the current sub-advisory fee.

The following table shows the total operating expenses paid by SCV for the fiscal period ended October 31, 2005 as a percentage of average net assets.  Figures shown reflect expenses under the current Babson Agreement as well as pro-forma expenses that would have been incurred if the DIA Agreement had been in effect during that period, and in each case are based on expenses for the fiscal period ended October 31, 2005.  The Fund does not have any front-end or contingent deferred sales charges or any redemption fees.

Annual Operating Expenses

(expenses that are deducted from Fund assets)

Fund	Mgmt. Fees(1)	Distribution Fees (Rule 12b-1 expenses)	Shareholder Service Fees	Other Expenses (2)	Total Annual Fund Operating Expenses
SCV – Class C
Current	1.40%	0.75%	0.25%	0.87%	3.27%
Pro Forma	0.65% to 1.75%	0.75%	0.25%	0.87%	2.52% to 3.62%
Pro Forma with first year waiver of 25 basis points (0.25%)	0.65% to 1.50%	0.75%	0.25%	0.87%	2.52% to 3.37%
SCV – Class N
Current	1.40%	None	None	0.87%	2.27
Pro Forma	0.65% to 1.75%*	None	None	0.87%	1.52% to 2.62%
Pro Forma with first year waiver of 25 basis points (0.25%)	0.65% to 1.50%*	None	None	0.87%	1.52% to 2.37%

 (1) Currently, SCV pays Dunham a management fee for its services that is computed daily and paid monthly at an annual rate based on the value of SCV’s average daily net assets.  The sub-adviser’s fees are paid by Dunham.  Pro forma amounts reflect payment of management and sub-advisory fees directly by the Fund pursuant to the proposed new arrangement.  With respect to the sub-advisory portion of management fees, pro forma amounts reflect maximum and minimum allowable amounts, respectively, pursuant to the proposed new arrangement.  Currently, in order to reduce Fund expenses, Dunham may voluntarily waive a portion of its advisory fee to the extent that the Fund’s Sub-Adviser waives a portion of or otherwise reduces its sub-advisory fee.  Such waivers or reductions are voluntary and may be terminated at any time.

(2) These expenses, which include custodian, administration, transfer agency, and other customary fund expenses are based on expenses for the Fund’s fiscal period ended October 31, 2005.

Example. The following example is intended to help you compare the cost of investing in Class C and Class N shares of the Funds with the cost of investing in other mutual funds.  This example shows what expenses you could pay over time.  The example assumes that you invest $10,000 each in Class C shares and Class N shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year, you reinvest all dividends and capital gain distributions and that the Funds’ operating expenses remain the same.  Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.

Pro Forma amounts below reflect the sub-advisory portion of management fees paid at rates equal to the maximum and minimum allowable, respectively, under the proposed DIA Agreement.   The first year of each of the one and three-year examples does not reflect waivers of 0.25% of the Pro Forma sub-advisory fees.

	Year 1			Year 3			Year 5			Year 10
SCV Fund	Current	Pro Forma Min.	Pro Forma Max.	Current	Pro Forma Min.	Pro Forma Max.	Current	Pro Forma Min.	Pro Forma Max.	Current	Pro Forma Min.	Pro Forma Max.
Class C	$330	$255*	$364*	$1,007	$785**	$1109**	$1,707	$1,340***	$1,873***	$3,567	$2,856****	$3,880****
Class N	$230	$155*	$265*	$709	$480**	$814**	$1,215	$829***	$1,390***	$2,605	$1,813****	$2,954****

*With waivers, the Pro Forma Minimum and Maximum in the first year would have been $255 and $340, respectively for Class C shares and $155  and $240 respectively for Class N shares.

** With waivers in the first year, the Pro Forma Minimum and Maximum for the three-year period would have been $785 and $1,086, respectively for Class C shares and $480 and $791, respectively for Class N shares.

*** With waivers in the first year, the Pro Forma Minimum and Maximum for the five-year period would have been $1,340 and $1,852, respectively for Class C shares and $829 and $1,368, respectively for Class N shares.

**** With waivers in the first year, the Pro Forma Minimum and Maximum for the ten-year period would have been $2,856 and $3,864, respectively for Class C shares and $1,813and $2,935, respectively for Class N shares.

At its March 23, 2006 in-person meeting, the Board, including a majority of the Independent Trustees, reviewed materials with respect to DIA, and approved the new sub-advisory agreement (subject to shareholder approval) among the Adviser, DIA and the Trust on behalf of SCV (the DIA Agreement).  Fund counsel, Blank Rome LLP, discussed the Independent Trustees’ fiduciary duty to shareholders and their duty to request and evaluate certain information with respect to approving the DIA Agreement. During their deliberations, the Independent Trustees considered:  (1) fees charged by DIA in relation to the industry; (2) the extent and quality of services provided by DIA; (3) costs of services provided and the resulting profits to DIA and any affiliates, including the extent to which DIA would realize economies of scale as the Fund grows; (4) other revenue to DIA and any affiliates from DIA’s relationship with the Fund; (5) the control of operating expenses of the Fund; (6) the manner in which portfolio transactions are conducted, including best execution, the use of soft dollars and allocation of investments; and (7) DIA’s compliance Program.

The Board thoroughly reviewed and discussed comparative fee data of SCV relative to its peers, including a Morningstar Peer Group for each of its Class N and Class C shares composed of no-load funds in the “small cap value,” category with assets under $35 million.  The peer group included only sub-advised funds and excluded index funds. In addition, the Class C shares peer group only included funds with Class C shares.   The Board reviewed this information in light of both the Fund’s actual expenses at current asset levels and projected expenses at higher asset levels.  The Board determined that the proposed fees were competitive within the category, noting that it took into consideration the potential benefits of the fulcrum fee structure.  The Board also compared the fees charged by DIA to other small cap accounts it currently manages and determined that the fees were reasonable.  It was noted that the Westcore Small Cap Value Fund, also managed by DIA, was less than a year old at the time of the meeting.  The Board discussed DIA’s small cap value investing composite performance results over six years ended December 31, 2005. The Composite had consistently outperformed the Russell 2000 Value Index over each year.  It was noted that DIA would employ similar techniques in managing SCV that it used in managing the accounts making up the composite.  The Board then reviewed DIA’s Form ADV and discussed the advisory fees DIA charged to its other small cap advisory accounts and generally to its mutual fund client, the breakpoints at which such fees would decrease as assets rise, and the potential profitability to the Adviser and DIA.  The Board noted that DIA’s basic advisory fee was 1.00% for managing small cap value portfolios.  The Board also noted the basic fee structure for the DIA–advised Westcore Small Cap Value Fund was as follows:

Westcore Small Cap Value Fund Objective	Assets	Advisory Fee	Fee Waivers/ Expense Reimbursements
Long-term capital appreciation primarily through investments in dividend paying companies with small capitalizations whose stocks appear to be undervalued.	Under $20 million	1.00%	1.64%*

* DIA and the Fund’s administrators contractually agreed to reimburse expenses through September 28, 2006 to cap expenses of the Westcore Value Fund at 1.30% of average net assets.

The Board concluded that the proposed fees for SCV are within the range of fees charged by similar advisers for similar services, and that the fulcrum fee arrangement could benefit SCV and its shareholders.

The Board then reviewed additional materials provided by DIA, including a detailed questionnaire with respect to many aspects of the sub-adviser’s operations, including compliance.  In addition the Board reviewed the Adviser’s criteria for hiring and dismissing sub-advisers, and determined that the proposal to hire DIA was proper and in accordance with the Adviser’s policies and the Board’s review.  The Trustees, including the Independent Trustees, then concluded, based on their collective business judgment, that the terms of the DIA Agreement, including the proposed fulcrum fee arrangements and the potential profitability to the Adviser and Sub-Adviser, are fair and reasonable and in the best interest of shareholders of SCV. The Board found that DIA’s proposed sub-advisory fee is within the range of fees charged by similar advisers for similar services, and that DIA’s fee is reasonable in light of the services that DIA will provide to SCV.  The Board then agreed that the most appropriate course of action in the best interests of DIA’s shareholders would be to approve the DIA Agreement and the proposed fulcrum fee arrangement.

REQUIRED VOTE (PROPOSAL 1)

The approval of the DIA Agreement requires the affirmative vote of the holders of a "majority of the outstanding shares" of SCV (as defined in the 1940 Act), which means the lesser of (a) the holders of 67% or more of the Shares of SCV present at the Meeting if the holders of more than 50% of the outstanding Shares of SCV are present in person or by proxy, or (b) more than 50% of the outstanding Shares of SCV.

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE DIA AGREEMENT.

PROPOSAL 2

Dunham Real Estate Stock Fund

INTRODUCTION

As stated on the first page of this Proxy Statement, Proposal 2 is to approve a new sub-advisory agreement (the “LMI Agreement”) among the Adviser, the Trust on behalf of Dunham Real Estate Stock Fund (“RE Stock”), and the proposed sub-adviser - Lee Munder Investments, Ltd. (“LMI”).  Other than changing from a fixed fee to a fulcrum fee, and the sub-adviser being paid by the Fund and not the Adviser, the LMI Agreement is on substantially the same terms as the current RE Stock sub-advisory agreement with ING.

 The information in this section is provided to assist you in considering this Proposal 2.

Relevant Information about The Adviser.  On September 23, 2004, a majority of the Board, including a majority of trustees who are not "interested persons" of the Trust, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) (hereafter, the “Independent Trustees”), approved the Advisory Agreement between the Trust (on behalf of each Dunham Fund) and Dunham & Associates Investment Counsel, Inc. (the “Advisory Agreement”), which was executed on December 1, 2004, and approved by the sole shareholder of each Fund on December 9, 2004.

On August 26, 2005, Shareholders approved a new form of Advisory Agreement, whereby Funds with fulcrum-fee based sub-advisory agreements would pay Dunham only the Adviser’s portion of the management fee, such that the Fund and not Dunham would pay the sub-advisory fee directly to the sub-adviser.  The amount of the Adviser’s portion of the management fee has not and will not change from its original level with respect to each Fund, except that the Adviser no longer will be able to retain any difference in the management fee caused by sub-advisory fee breakpoints.  In addition, the Adviser’s current practice of passing sub-advisory fee waivers on to the Funds will not be necessary, as such waivers would occur directly with the Fund under the proposed arrangements herein.  Currently, the Adviser receives a monthly aggregate management fee from RE Stock at an annual rate of 1.15% of the Fund’s average daily net assets, out of which the Adviser pays the sub-adviser 0.50% and retains 0.65%.

Dunham, the Adviser, also is a registered broker/dealer and distributor.  No brokerage fees were paid by RE Stock to Dunham for the fiscal period ended October 31, 2005.    For the fiscal period ended October 31, 2005, RE Stock paid Dunham, as distributor, $25,901, pursuant to the Fund’s Class C Distribution Plan and Agreement under Rule 12b-1, and pursuant to the Fund’s Class C Shareholder Servicing Agreement, each with Dunham, dated December 1, 2004.  Dunham then paid $6,475 of these Class C shareholder-servicing fees to its affiliate, Dunham Trust Company (“DTC”).  DTC provides fund sub-accounting and other services for servicing shares of Dunham Funds held directly through DTC.

Information about SCV’s Current Sub-Adviser: ING Clarion Real Estate Securities LP.  On September 23, 2004, the Board of the Trust, including a majority of the Independent Trustees, approved, and the parties thereto executed (subject to shareholder approval), the sub-advisory agreement with respect to RE Stock (the “ING Agreement”) between Dunham and ING Clarion Real Estate Securities LP (“ING”).  On December 9, 2004, the Trust’s Sole Initial Shareholder approved the ING Agreement.  Pursuant to the ING Agreement, ING receives a monthly sub-advisory fee from Dunham at a fixed annual rate of the average daily net assets of RE Stock as follows: 0.50% up to $20 million, 0.40% on assets from $20 to $100 million, and 0.35% on assets greater than $100 million.

Subject to the supervision of Dunham and the Trust’s Board, ING purchases, holds and sells investments in accordance with RE Stock’s prospectus and statement of additional information and monitors on a continuous basis the performance of RE Stock’s investments.  Such services are provided in conformity with the Trust’s By-laws, Declaration of Trust and relevant federal and state rules and regulations.

Replacement of ING.  The Board was informed by the Adviser regarding the Adviser’s policies with respect to the selection, hiring and dismissal of sub-advisers, and reviewed related materials it had received in advance of the Trust’s March 23, 2006 Board meeting.  The Adviser then recommended, pursuant to its selection and oversight criteria, that the Board replace ING to improve performance and move RE Stock forward. The Adviser explained that it has had a long relationship with ING, who acts as sub-adviser to a certain real estate limited partnership managed by the Adviser, and noted that this relationship was in place for many years before ING was hired as RE Stock’s sub-adviser. The Adviser then enumerated its reasons for recommending that RE Stock would be better served with a new sub-adviser.  The Adviser then noted its extensive search to interview and select ING’s proposed replacement, Lee Munder Investments Ltd., and explained why Lee Munder was a better fit for the Fund, its shareholders and the Trust’s overall strategy.  The Adviser stated that it had conducted on site visits to both ING and Lee Munder, and believed that Lee Munder was in a better position to provide the service and the performance that the Fund needs. The Adviser noted that Lee Munder had better risk-adjusted performance in the Real Estate Investments space and a style more consistent with RE Stock’s investment objective, philosophy and strategy.  The Board found the Adviser’s arguments in favor of the change to be sound and consistent with the Adviser’s sub-adviser oversight policies.  The Board found the proposal to dismiss ING in favor of LMI to be proper and in the best interests of Fund shareholders.

Information about SCV’s proposed Sub-Adviser: Lee Munder Investments Ltd.

LMI, located at 200 Clarendon Street, T-28, Boston, MA  02116, is a Florida Partnership founded in the year 2000.  LMI had approximately $2.8 billion in assets under management as of March 30, 2006, $92 million of which is focused on Real Estate Investment Trusts (“REITs”).  LMI manages equity and fixed income investments, primarily for high net worth individuals, pension and profit sharing plans, banks, other institutional investors, hedge funds and mutual funds.  LMI has a two-member REIT Team, with an average of 11 years’ industry experience each.  Prior to joining LMI in 2002, both members of the real estate investment team worked together to develop & manage all U.S. REIT investments at the Tuckerman Group, which is the Real Estate Division of State Street Global Advisors.  LMI has an affiliated broker dealer and may direct brokerage commissions to unaffiliated broker/dealers and receive research through said broker/dealers paid for by soft dollars.  In no event shall LMI’s affiliated broker dealer, LPM Investment Services, Inc. (“LPM”) be utilized to provide client securities trades for compensation.  LPM is an application-way-only broker dealer authorized only to sell mutual funds.  Any such commissions and soft dollar payments will conform to the federal securities laws and will be reported quarterly to the Board.  LMI’s Trade Oversight and Soft Dollar Committee coordinates a quarterly research vote to evaluate the importance of the research obtained from broker-dealers and to insure that the firm’s soft dollar investment research arrangements fall within the 28(e) safe harbor.

Below is the name and principal occupation of each officer, director or controlling entity of LMI.  Each individual or domestic entity below can receive correspondence at 231 Royal Palm Way, Palm Beach, FL 33480.

LEGAL NAME	Title or Status	Principal Occupation	Date Title or Status Acquired MM/YYYY	Ownership	Control Person*
LEE MUNDER CAPITAL GROUP, LP	LIMITED PARTNER	N/A	05/2000	75% or more	Y
LEE MUNDER INVESTMENTS LLC	GENERAL PARTNER	N/A	05/2000	Under 5%	Y
GARDNER, TERRY, HARLEY	CFO	CFO	08/2000	Under 5%	Y
MUNDER, LEE, PAUL	CEO	CEO	03/2000	50% - 75%	Y
SWAN, KENNETH, LESLIE	PRESIDENT	PRESIDENT	03/2001	Under 5%	Y
DAVIS, JEFFREY, PARKER	CHIEF INVESTMENT OFFICER	CHIEF INVESTMENT OFFICER	04/2005	Under 5%	Y

*Control Person: Control means the power, directly or indirectly, to direct the management or policies of Lee Munder, whether through ownership of securities, by contract, or otherwise. Each officer, partner, or director exercising executive responsibility (or persons having similar status or functions), or any entity having the right to vote 25% or more of a class of LMI’s securities or has the right to receive 25% or more of the capital of LMI upon dissolution, is presumed to be a control person of LMI.

EVALUATION BY THE BOARD (PROPOSAL 2)

On March 23, 2006, the full Board, including a majority of the Independent Trustees, met in person to discuss Dunham's proposal to enter into a sub-advisory agreement with LMI and the Trust on behalf of RE Stock (the “LMI Agreement”).  The Board was provided with information about LMI, including information about the firm's history and ownership, biographies of key LMI personnel, information about LMI’s approach to REIT investing, past performance data for some of LMI’s similarly-managed accounts, and information about fees charged by LMI for those accounts. The Board also was provided with comparative data regarding fees and expenses of other real estate stock funds with assets under $50 million.

After presentations by Dunham and LMI, the Board, including a majority of the Independent Trustees, unanimously voted to approve the LMI Agreement, subject to shareholder approval.  The Board determined that the LMI Agreement was in the best interests of investors in RE Stock.  In making that determination, the Board considered a variety of factors, including those discussed below.

The Nature and Quality of LMI’s Services.  The Board considered the experience of LMI’s REIT team and its real estate stock investment approach. LMI attempts to outperform the Dow Jones Wilshire RESI (Real Estate Securities) Index utilizing it proprietary fundamental approach while managing risk versus the benchmark.  LMI has a three step process that begins with a top-down discipline, focusing on 1) the economic outlook for the US economy; 2) an assessment of the impact of the economic outlook on the real estate industry by property type, geographic region and the relative valuations thereof; and 3) incorporating the security selection process - a bottom-up fundamental analysis used to screen a universe of about 170 + broadly diversified U.S. real estate stock investments down to a portfolio of about 20 - 30 securities.  Based on statistical analysis with respect to return on invested capital (ROIC) and payout ratio, the universe initially is screened down to about 60 securities.  An additional 10 or so securities may be added back in based on qualitative criteria, to arrive at a universe of about 70 eligible investments.  LMI then selects the final universe of 20 – 30 securities using its fundamental research process, whereby it conducts property level due diligence and performs an assessment of the property’s management, including an analysis of the manager’s/property’s financial statements.

 In addition, the Board reviewed the portfolio construction of LMI’s REIT Composite, including portfolio by investment type and geographical region.  The REIT Composite (the “Composite”) was created in January 2003 and includes all discretionary fee paying accounts managed in LMI’s REIT strategy.

Subject to the supervision of Dunham and the Trust’s Board, LMI will purchase, hold and sell investments in accordance with RE Stock’s prospectuses and statement of additional information and monitor on a continuous basis the performance of RE Stock’s investments. Such services will be provided in conformity with the Trust’s By-laws, Declaration of Trust and relevant federal and state rules and regulations.

LMI’s Historical Performance.  The Board considered materials presented by LMI showing its past performance managing REIT accounts.  Those returns showed good performance over the long-term when compared to the relevant indices and the performance of other comparable REIT managers.

Fees.  The Board also considered the fact that the fees proposed under the LMI Agreement are different than those currently paid to the Fund’s current sub-adviser under the ING Agreement.  Pursuant to the ING Agreement, ING receives a monthly sub-advisory fee from Dunham at a fixed annual rate of the average daily net assets of RE Stock as follows: 0.50% up to $20 million, 0.40% on assets from $20 to $100 million, and 0.35% on assets greater than $100 million.

Under the proposed fee arrangements for LMI, the Adviser will continue to be paid the same portion of the management fee it currently retains from RE Stock for serving as Adviser to RE Stock (0.65%).  Under the proposed LMI Agreement, LMI will be paid a sub-advisory fee directly from RE Stock, in the form of a fulcrum fee.  Depending on RE Stock’s performance under the LMI Agreement, the sub-advisory fees can range between 0.00% and 0.80% annually of RE Stock’s average daily net assets.

See “Fulcrum Fees, generally” in the Shareholder Summary immediately preceding Proposal 1.  The basic idea of a fulcrum fee is that when fund performance is down, the adviser or sub-adviser should sacrifice some of its fee, and when fund performance is up, the fee will increase while still permitting shareholders to reap most of the profit.

LMI’s Fulcrum Fee.  In a typical fulcrum fee arrangement, the base fee is not adjusted during the first twelve months.  However, under the LMI Agreement, the performance adjustment to the base fee will be calculated daily during the first twelve months, based on the average net assets of RE Stock from inception of the contract to date, and the comparative performance of the Fund to the Benchmark from inception of the contract to date, on the day of calculation.  In this manner, performance counts from the very first day of the LMI Agreement.  Under the LMI Agreement, the fulcrum fee will be calculated using an annual base sub-advisory fee of 0.40% of the average daily net assets of RE Stock (the “Base Fee”), adjusted by LMI’s performance over a rolling twelve-month period (or during the first twelve months, as described above), relative to RE Stock’s benchmark (the “Performance Fee”).   The Performance Fee can adjust the Base Fee up or down by as much as 0.40%, such that the sub-advisory fee can vary anywhere from 0.00% (the “Minimum Fee”) to 0.80% (the “Maximum Fee”).  LMI has agreed to waive 0.20% of its base fee during the first year, which limits LMI’s Maximum Fee during the first year to 0.60%. Therefore, the combined management fee (advisory fee plus sub-advisory fee) under the proposed arrangements for RE Stock can range from 0.65% to 1.45% (with a maximum of 1.25% in year one).

During the first twelve months of the LMI Agreement, the Fund will accrue, on a daily basis, the Base Fee adjusted by the Performance Fee, as described in the preceding paragraph (the “Fulcrum Fee”).  However, because the LMI Agreement requires that the sub-adviser be paid out only the Minimum Fee during the first year (in this case, 0.00%), the sub-adviser will receive no compensation until the end of the first year.  At the end of the first year of the contract, LMI will be paid a lump sum that reflects the accrued Fulcrum Fee over the year.  Beginning with the thirteenth month of operation under the LMI Agreement, the fee paid to LMI will be calculated daily and paid monthly based on RE Stock’s average daily net assets over the prior rolling twelve-month period.   In other words, after the initial twelve-month period of the LMI Agreement, LMI’s fulcrum fee arrangement will become typical of the mutual fund industry.

LMI Performance Fee Calculation.  As indicated in the summary table below, under the LMI Agreement, generally speaking, for each five basis points (0.05%) over or under the performance of the Index over the twelve-month period (or, if during the first year, over the period from inception of the contract to the date of calculation), the Base Fee paid to LMI will either increase or decrease by one basis point (0.01%) of RE Stock’s average daily net assets over the twelve-month period (or, if during the first year, over the period from inception of the contract to the date of calculation).  It should be noted that the exception to the above is that the initial fee adjustment is four basis points (0.04%), and it comes only after clearing the performance null zone of 0.20%.  The performance fee adjustment will max out at +/- 40 basis points (0.40%) when the Fund out- or under- performs by 2.00% more or less than the index.

The Benchmark index to be used by RE Stock when calculating the Performance Fee is the Dow Jones Wilshire RESI (Real Estate Securities) Index, a broad measure of the performance of publicly traded real estate securities, such as Real Estate Investment Trusts (REITs) and Real Estate Operating Companies (REOCs).  The index is capitalization-weighted. The beginning date, January 1, 1978, was selected because it coincides with the Russell/NCREIF Property Index start date.  The Index is rebalanced monthly, and returns are calculated on a buy and hold basis.

	Cumulative Twelve Month Net Return Versus Index	Performance Fee Adjustment*		Total Sub-Advisory Fee Payable to LMI**
2.00%	or more greater than index	Base Fee plus	0.40%	0.80%
1.50%	greater than index	Base Fee plus	0.30%	0.70%
1.00%	greater than index	Base Fee plus	0.20%	0.60%
0.50%	greater than index	Base Fee plus	0.10%	0.50%
0.21%	greater than index	Base Fee plus	0.04%	0.44%
0.20%	greater than index	Base Fee (Null Zone)		0.40%
Even with Index		Base Fee		0.40%
0.20%	less than index	Base Fee (Null Zone)		0.40%
0.21%	less than index	Base Fee less	0.04%	0.36%
0.50%	less than index	Base Fee less	0.10%	0.30%
1.00%	less than index	Base Fee less	0.20%	0.20%
1.50%	less than index	Base Fee less	0.30%	0.10%
2.00%	or more less than index	Base Fee less	0.40%	0.00%

  *as a % of average daily net assets

   **Lee Munder Investments, Ltd. has agreed to a Base Fee Waiver of 20 bps for 12 months.

For a more detailed version of the above table, please see Appendix B.

Comparison of Current Fees vs. Proposed Fulcrum Fee

The management fee paid by RE Stock to the Adviser and the Sub-Adviser for the fiscal period ended October 31, 2005, was as follows:

RE STOCK	Management Fee	Adviser Portion	Sub-Adviser Portion
Fee as % of avg. daily net assets	1.15%	0.65%	0.50%
Dollar Amount	$104,290	$58,946	$45,344

Had the management fee been paid under the proposed fulcrum fee arrangements with LMI, for the fiscal period ended October 31, 2005, it would have ranged as follows:

RE STOCK	Pro Forma	Pro Forma	Pro Forma
	Management Fee		Sub-Adviser Portion
Fee as % of avg. daily net assets	0.65% to 1.45%*	0.65%	0.00% to 0.80%*
Dollar Amount	$58,946 to $ 131,495*	$58,946	$0 to $72,549*
Percentage Decrease Under / Increase Over Current Fees	-43% to + 26%**	N/A	-100% to + 60%**

* With LMI’s fee waiver of 0.20% in the first twelve months of the contract, the maximum management fee would be 1.25% $113,358, and the maximum sub-advisory fee would be 0.60% or $54,412.

**With LMI’s fee waiver of 0.20% in the first twelve months of the contract, the potential maximum percentage increase would be 9% over the current management fee and 20% over the current sub-advisory fee.

The following table shows the total operating expenses paid by RE Stock for the fiscal period ended October 31, 2005 as a percentage of average net assets.  Figures shown reflect expenses under the current ING Agreement as well as pro-forma expenses that would have been incurred if the LMI Agreement had been in effect during that period, and in each case are based on expenses for the fiscal period ended October 31, 2005. The Fund does not have any front-end or contingent deferred sales charges or any redemption fees.

Annual Operating Expenses

(expenses that are deducted from Fund assets)

Fund	Mgmt. Fees(1)	Distribution Fees (Rule 12b-1 expenses)	Shareholder Service Fees	Other Expenses (2)	Total Annual Fund Operating Expenses
RE Stock - C
Current	1.15%	0.75%	0.25%	1.36%	3.51%
Pro Forma	0.65% to 1.45%	0.75%	0.25%	1.36%	3.01% to 3.81%
Pro Forma with first year waiver of 20 basis points (0.20%) of sub-advisory fee	0.65% to 1.25%	0.75%	0.25%	1.36%	3.01% to 3.61%
RE Stock - N
Current	1.15%	None	None	1.36%	2.51%
Pro Forma	0.65% to 1.45%	None	None	1.36%	2.01% to 2.81%
Pro Forma with first year waiver of 20 basis points (0.20%) of sub-advisory fee	0.65% to 1.25%	None	None	1.36%	2.01% to 2.61

 (1) Currently, the Fund pays Dunham a management fee for its services that is computed daily and paid monthly at an annual rate based on the value of the Fund’s average daily net assets.  The sub-adviser’s (ING’s) fees are paid by Dunham.  Pro-forma amounts reflect payment of management and sub-advisory fees directly by the Fund pursuant to the proposed new arrangement with LMI.  With respect to the sub-advisory portion of management fees, pro forma amounts reflect maximum and minimum allowable amounts, respectively, pursuant to the proposed new arrangement.  Currently, in order to reduce Fund expenses, Dunham may voluntarily waive a portion of its advisory fee to the extent that the Fund’s Sub-Adviser waives a portion of or otherwise reduces its sub-advisory fee.  Such waivers or reductions are voluntary and may be terminated at any time.

(2) These expenses, which include custodian, administration, transfer agency, and other customary fund expenses are based on expenses for the Fund’s fiscal period ended October 31, 2005.

Example. The following example is intended to help you compare the cost of investing in Class C and Class N shares of RE Stock with the cost of investing in other mutual funds.  This example shows what expenses you could pay over time.  The example assumes that you invest $10,000 each in Class C shares and Class N shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year, you reinvest all dividends and capital gain distributions and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.

Pro Forma amounts below reflect the sub-advisory portion of management fees paid at rates equal to the maximum and minimum allowable, respectively, under the proposed LMI Agreement.   The first year of each of the one and three-year examples does not reflect waivers of 0.20% of the Pro Forma sub-advisory fees.

	Year 1			Year 3			Year 5			Year 10
RE Stock Fund	Current	Pro Forma Min.	Pro Forma Max.	Current	Pro Forma Min.	Pro Forma Max.	Current	Pro Forma Min.	Pro Forma Max.	Current	Pro Forma Min.	Pro Forma Max.
Class C	$354	$304*	$383*	$1,077	$930**	$1,164**	$1,822	$1,582***	$1,962***	$3,783	$3,327****	$4,045****
Class N	$254	$204*	$284*	$782	$630**	$871**	$1,335	$1,083***	$1,484***	$2,846	$2,338****	$3,138****

* With waivers, the Pro Forma Minimum and Maximum in the first year would have been $304  and $364, respectively for Class C shares and $204 and $264, respectively for Class N shares.

** Absent waivers in the first year, the Pro Forma Minimum and Maximum for the three-year period would have been $930 and $1,145, respectively for Class C shares and $630 and $852, respectively for Class N shares.

*** Absent waivers in the first year, the Pro Forma Minimum and Maximum for the five-year period would have been $1,582 and $1,946, respectively for Class C shares and $1,083 and $1,466, respectively for Class N shares.

**** Absent waivers in the first year, the Pro Forma Minimum and Maximum for the ten-year period would have been $3,327 and $4,032, respectively for Class C shares and $2,338 and $3,123, respectively for Class N shares.

At its March 23, 2006 in-person meeting, the Board, including a majority of the Independent Trustees, reviewed materials with respect to LMI, and approved the LMI Agreement (subject to shareholder approval) among the Adviser, LMI and the Trust on behalf of RE Stock.  Fund counsel, Blank Rome LLP, discussed the Independent Trustees’ fiduciary duty to shareholders and their duty to request and evaluate certain information with respect to approving the LMI Agreement.  During their deliberations, the Independent Trustees considered:  (1) fees charged by LMI in relation to the industry; (2) the extent and quality of services provided by LMI; (3) costs of services provided and the resulting profits to LMI and any affiliates, including the extent to which LMI would realize economies of scale as the Fund grows; (4) any other revenue to LMI and any affiliates from LMI’s relationship with the Fund; (5) the control of operating expenses of the Fund; (6) the manner in which portfolio transactions are conducted, including best execution, the use of soft dollars and allocation of investments; and (7) LMI’s  compliance program.

The Board thoroughly reviewed and discussed comparative data relating to the performance of RE Stock relative to its peers, including a Morningstar Peer Group for each of its Class N and Class C shares composed of no-load funds classified as “Specialty Real Estate” with assets under $50 million. The peer group excluded index funds. In addition, the Class C shares peer group only included funds with Class C shares.     The Board reviewed this information in light of both the Fund’s actual expenses at current asset levels and projected expenses at higher asset levels.  The Board determined that the proposed fees were competitive within the category, noting that it took into consideration the potential benefits of the fulcrum fee structure.  The Board also compared the fees charged by LMI to other REIT accounts it currently manages and determined that the proposed fees for RE Stock (0.00% to 0.80%) were reasonable in light of the fulcrum fee structure.  The Board also reviewed the performance of the SSgA/Tuckerman Active REIT Fund from inception in 1998 through 2002, during which time it was managed by the portfolio managers proposed for RE Stock, ranked among the top 6% of peer group funds and received a 5-star Morningstar rating.  Annual return since inception through June 30, 2005 for the REIT Composite at LMI is 33.37%.  The Board then discussed LMI’s REIT investing composite performance results over the three-year period ended December 31, 2005, and noted that the Composite, gross of fees and waivers, had out-performed the Wilshire Active REIT Index over this period.  It was noted that LMI would employ similar techniques in managing RE Stock that it used in managing the accounts making up the composite.  The Board then reviewed Part II of LMI’s Form ADV and discussed the advisory fees LMI charges its other REIT advisory accounts and generally to its REIT clients, the breakpoints at which such fees would decrease as assets rise, and the potential profitability to the Adviser and LMI.  It was noted that LMI generally charges its clients an annual fee, paid monthly, of 0.75% on first $25 Million, 0.65% on next $25 Million and 0.55% on assets thereafter. It was noted that the LMI REIT team currently only manages private equity and separate accounts and, therefore, has no other similarly-managed investment company under management that the Board might review for purposes of comparing fee structures. The Board concluded that the proposed fees for LMI with respect to RE Stock are within the range of fees charged by similar advisers for similar services, and that the fulcrum fee arrangement could benefit RE Stock and its shareholders.

The Board then reviewed additional materials provided by LMI, including a detailed questionnaire with respect to many aspects of the sub-adviser’s operations, including compliance.  In addition, the Board reviewed the Adviser’s criteria for hiring and dismissing sub-advisers, and determined, after a discussion with the Adviser, that the proposal to dismiss ING in favor of LMI was proper and in accordance with the Adviser’s policies and the Board’s review.  The Trustees, including the Independent Trustees, then concluded, based on their collective business judgment, that the terms of the LMI Agreement, including the proposed fulcrum fee arrangements and the potential profitability to the Adviser and Sub-Adviser, are fair and reasonable and in the best interest of shareholders of RE Stock.  The Board found that LMI’s proposed sub-advisory fee is within the range of fees charged by similar advisers for similar services, and that LMI’s fee is reasonable in light of the services that LMI will provide to RE Stock.  The Board then agreed that the most appropriate course of action in the best interests of LMI’s shareholders would be to approve the LMI Agreement and the proposed fulcrum fee arrangement.

REQUIRED VOTE (PROPOSAL 2)

 The approval of the LMI Agreement requires the affirmative vote of the holders of a "majority of the outstanding shares" of RE Stock (as defined in the 1940 Act), which means the lesser of (a) the holders of 67% or more of the Shares of RE Stock present at the Meeting if the holders of more than 50% of the outstanding Shares of RE Stock are present in person or by proxy, or (b) more than 50% of the outstanding Shares of RE Stock.

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE LMI AGREEMENT.

PROPOSAL 3

Dunham Large Cap

Growth Fund

INTRODUCTION

As stated on the second page of this Proxy Statement, Proposal 3 is to approve a new sub-advisory agreement (the “RC Agreement”) among the Adviser, the Trust on behalf of Dunham Large Cap Growth Fund (“LCG”), and the proposed sub-adviser, Rigel Capital, LLC (“RC”).  Other than changing from a fixed fee to a fulcrum fee and the sub-adviser being paid by the Fund and not the Adviser, the RC Agreement is on substantially the same terms as the current LCG sub-advisory agreement with Baring Asset Management, Inc. (“BAM”).

The information in this section is provided to assist you in considering this Proposal 3.

Relevant Information about The Adviser.  On September 23, 2004, a majority of the Board, including a majority of trustees who are not "interested persons" of the Trust, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) (hereafter, the “Independent Trustees”), approved the Advisory Agreement between the Trust (on behalf of each Dunham Fund) and Dunham & Associates Investment Counsel, Inc. (the “Advisory Agreement”), which was executed on December 1, 2004, and approved by the sole shareholder of each Fund on December 9, 2004.

On August 26, 2005, Shareholders approved a new form of Advisory Agreement, whereby Funds with fulcrum-fee based sub-advisory agreements would pay Dunham only the Adviser’s portion of the management fee, such that the Fund and not Dunham would pay the sub-advisory fee directly to the sub-adviser.  The amount of the Adviser’s portion of the management fee has not and will not change from its original level with respect to each Fund, except that the Adviser no longer will be able to retain any difference in the management fee caused by sub-advisory fee breakpoints.  In addition, the Adviser’s current practice of passing sub-advisory fee waivers on to the Funds will not be necessary, as such waivers would occur directly with the Fund under the proposed arrangements herein.  Currently, the Adviser receives a monthly aggregate management fee from LCG at an annual rate of 1.20% of LCG’s average daily net assets, out of which the Adviser pays the sub-adviser 0.55% and retains 0.65%.

Dunham, the Adviser, also is a registered broker/dealer and distributor.  No brokerage fees were paid by LCG to Dunham for the fiscal period ended October 31, 2005.  RC does not have an affiliated broker/dealer.  For the fiscal period ended October 31, 2005, LCG paid Dunham, as distributor,  $91,193, pursuant to the Fund’s Class C Distribution Plan and Agreement under Rule 12b-1, and pursuant to the Fund’s Class C Shareholder Servicing Agreement, each with Dunham, dated December 1, 2004.  Dunham then paid $22,798 of these Class C shareholder-servicing fees to its affiliate, Dunham Trust Company (“DTC”).  DTC provides fund sub-accounting and other services for servicing shares of Dunham Funds held directly through DTC.

Information about LCG’s Current Sub-Adviser: Baring Asset Management, Inc.  On September 23, 2004, the Board of the Trust, including a majority of the Independent Trustees, approved, and the parties thereto executed (subject to shareholder approval), the sub-advisory agreement with respect to LCG (the “Initial BAM Agreement”) between Dunham and Baring Asset Management, Inc. (“BAM”).  On December 9, 2004, the Trust’s Sole Initial Shareholder approved the Initial BAM Agreement.  On August 26, 2005, as a result of a change in control of BAM, LCG shareholders approved essentially the same agreement, but added the Fund as a party to the agreement and caused the sub-advisory fee to be paid directly by the Fund (the “BAM Agreement”).  Pursuant to the BAM Agreement, BAM receives a monthly sub-advisory fee from LCG at a fixed annual rate of the average daily net assets of LCG as follows: 0.55% up to $25 million, 0.40% on assets from $25 to $75 million, and 0.25% on assets greater than $75 million.

Subject to the supervision of Dunham and the Trust’s Board, BAM purchases, holds and sells investments in accordance with LCG’s prospectus and statement of additional information and monitors on a continuous basis the performance of LCG’s investments. Such services are provided in conformity with the Trust’s By-laws, Declaration of Trust and relevant federal and state rules and regulations.

Replacement of BAM.  The Board was informed by the Adviser regarding the Adviser’s policies with respect to the selection, hiring and dismissal of sub-advisers, and reviewed related materials it had received in advance of the Trust’s March 23, 2006 Board meeting.  The Adviser then recommended, pursuant to its selection and oversight criteria, that the Board replace BAM to improve performance and move LCG forward. The Adviser explained that it has had a long relationship with BAM, who acts as sub-adviser to a certain large cap growth limited partnership managed by the Adviser, and noted that this relationship was in place for many years before BAM was hired as LCG’s sub-adviser. The Adviser then enumerated its reasons for recommending that LCG would be better served with a new sub-adviser.  The Adviser noted its extensive search to interview and select BAM’s proposed replacement, Rigel Capital, LLC, and explained why Rigel was a better fit for the Fund, its shareholders and the Trust’s overall strategy. The Adviser noted that it conducted on-site visits and interviews with Rigel and BAM, and in the Adviser’s estimation, Rigel’s overall processes was better suited to and more consistent with the Adviser’s goals for LCG. The Adviser stated that, although BAM’s recent performance was good, it was not consistently so over the term of their relationship, both with LCG and otherwise.  In addition, the Adviser noted that BAM’s strategy was not sufficiently risk-averse and that periods of positive performance were often accompanied by corresponding periods of loss and concluded that LCG’s recent positive performance was due primarily to a recent overall surge in more aggressive large-cap growth stocks. The Adviser then noted that Rigel’s risk-adjusted performance was consistently good in the large cap growth space and that Rigel’s style was more consistent with LCG’s investment objective, philosophy and strategy.  The Board found the Adviser’s arguments in favor of the change to be sound and consistent with the Adviser’s sub-adviser oversight policies.  The Board also found the proposal to dismiss BAM in favor of Rigel to be proper and in the best interests of Fund shareholders.

Information about LCG’s proposed Sub-Adviser: Rigel Capital, LLC (“RC”).

RC, located at 3930 Two Union Square, 601 Union Street, Seattle, WA  98101, is a Delaware Limited Liability Corporation founded in 1998.  RC had approximately $1.36 billion in Large Cap Growth Assets under management as of December 31, 2005.  RC manages equity investments, primarily for high net worth individuals, pension and profit sharing plans, banks, other institutional investors, hedge funds and mutual funds.  RC has an eight-member Large Cap Growth Team, with over 75 years’ combined industry experience.  RC does not have an affiliated broker dealer but may direct brokerage commissions to unaffiliated broker/dealers and receive research through said broker/dealers paid for by soft dollars.  Any such commissions and soft dollar payments will conform to the federal securities laws and will be reported quarterly to the Board.  RC has a best execution committee to deal with broker selection.

Below is the name and principal occupation of each officer, director or controlling entity of RC.  Each individual or domestic entity below can receive correspondence at 3930 Two Union Square, 601 Union Street, Seattle, WA  98101.

LEGAL NAME	Title or Status	Principal Occupation	Date Title or Status Acquired MM/YYYY	Ownership	Control Person*
RIGEL CAPITAL MANAGEMENT INC	OWNER	N/A	07/2003	50% - 75%	Y
STRATEGIC INVESTMENT GROUP VENTURES LLC	OWNER	N/A	10/2003	25% - 50%	Y
MOE, ANN, MARY	PRESIDENT, DIRECTOR, CCO	PRESIDENT, CCO	07/2003	Under 5%	Y
DOMBEK, JAMES	DIRECTOR	DIRECTOR OF FINANCE	07/2003	Under 5%	Y
KAUFFMAN, GEORGE, BERTRAN	CHAIRMAN/CEO/CIO	CHAIRMAN/CEO/CIO	07/2003	Under 5%	Y

*Control Person: Control means the power, directly or indirectly, to direct the management or policies of RC, whether through ownership of securities, by contract, or otherwise. Each officer, partner, or director exercising executive responsibility (or persons having similar status or functions), or any entity having the right to vote 25% or more of a class of RC’s securities or has the right to receive 25% or more of the capital of RC upon dissolution, is presumed to be a control person of RC.

EVALUATION BY THE BOARD (PROPOSAL 3)

On March 23, 2006, the full Board, including a majority of the Independent Trustees, met in person to discuss Dunham's proposal to enter into a sub-advisory agreement with RC and the Trust on behalf of LCG (the “RC Agreement”).  The Board was provided with information about RC, including information about the firm's history and ownership, biographies of key RC personnel, information about RC’s approach to Large Cap Growth investing, past performance data for some of RC’s similarly-managed accounts, and information about fees charged by RC for those accounts.  The Board also was provided with comparative data regarding fees and expenses of other large cap growth funds with assets under $50 million.

After presentations by Dunham and RC, the Board, including a majority of the Independent Trustees, unanimously voted to approve the RC Agreement, subject to shareholder approval.  The Board determined that the RC Agreement was in the best interests of investors in LCG.  In making that determination, the Board considered a variety of factors, including those discussed below.

The Nature and Quality of RC’s Services.  The Board considered the experience of RC’s Large Cap Growth Team and its investment approach.  RC’s process begins with screening 700 companies with assets in excess of $3 billion, narrowing the field down to the top 100 to 200 companies based on fundamentals, growth characteristics and relative strength.  RC then gives said companies priority rankings based on growth characteristics and price/volume and does a fundamental analysis on the highest-ranked stocks.  Next, RC takes the best candidates from the fundamental analysis and reviews the remaining stocks with the greatest potential within the current market environment, focusing on growth potential vs. predictability, embedded expectations, market leadership in sector or industry, risk aversion, and cyclical and seasonal considerations.  Finally, the holdings are narrowed down to 50 or 60 stocks, and said holdings are affirmed daily with identification of stocks to be added or trimmed, taking into account risk control and other considerations such as sector diversification.

In addition, the Board reviewed the portfolio construction by industry weighting of RC’s Large Cap Growth Composite.  The Rigel Large Cap Growth Composite consists of non-taxable, fully discretionary accounts with a large-cap growth objective utilizing a bottom-up approach for the selection of stocks of US companies with market capitalization of $5 billion and more that show strong growth characteristics.  The Rigel Large Cap Growth Composite was created on June 30, 1999.  The Composite’s primary benchmark is the Russell 1000 Growth Index and the secondary benchmark is the S&P 500 Index.

Subject to the supervision of Dunham and the Trust’s Board, RC will purchase, hold and sell investments in accordance with LCG’s prospectuses and statement of additional information and monitor on a continuous basis the performance of LCG’s investments. Such services will be provided in conformity with the Trust’s By-laws, Declaration of Trust and relevant federal and state rules and regulations.

RC’s Historical Performance.  The Board considered materials presented by RC showing its past performance managing large cap growth accounts.  Those returns showed excellent performance over the long-term when compared to the relevant indices and the performance of other comparable large cap managers.

Fees.  The Board also considered the fact that the fees proposed under the RC Agreement are different than those currently paid to BAM, who receives a monthly sub-advisory fee from LCG at a fixed annual rate of the average daily net assets of LCG as follows: 0.55% up to $25 million, 0.40% on assets from $25 to $75 million, and 0.25% on assets greater than $75 million.

Under the proposed fee arrangements for RC, the Adviser will continue to be paid the same portion of the management fee it currently retains for serving as Adviser to LCG (0.65%).  Under the proposed RC Agreement, RC will be paid a sub-advisory fee directly from LCG, in the form of a fulcrum fee.  Depending on LCG’s performance under the RC Agreement, the sub-advisory fees can range between 0.00% and 1.00% annually of RE Stock’s average daily net assets.

See “Fulcrum Fees, Generally” in the Shareholder Summary immediately preceding Proposal 1. The basic idea of a fulcrum fee is that when fund performance is down, the adviser or sub-adviser should sacrifice some of its fee, and when fund performance is up, the fee will increase while still permitting shareholders to reap most of the profit.

RC’s Fulcrum Fee.  In a typical fulcrum fee arrangement, the base fee is not adjusted during the first twelve months.  However, under the RC Agreement, the performance adjustment to the base fee will be calculated daily during the first twelve months, based on the average net assets of LCG from inception of the contract to date, and the comparative performance of the Fund to the Benchmark from inception of the contract to date, on the day of calculation.  In this manner, performance counts from the very first day of the RC Agreement.  Under the RC Agreement, the fulcrum fee will be calculated using an annual base sub-advisory fee of 0.50% of the average daily net assets of LCG (the “Base Fee”), adjusted by RC’s performance over a rolling twelve-month period (or during the first twelve months, as described above), relative to LCG’s benchmark (the “Performance Fee”).  The Performance Fee can adjust the Base Fee up or down by as much as 0.50%, such that the sub-advisory fee can vary anywhere from 0.00% (the “Minimum Fee”) to 1.00% (the “Maximum Fee”).  RC has agreed to waive 0.25% of its Base Fee during the first year, which limits RC’s Maximum Fee during the first year to 0.75%. Therefore, the combined management fee (advisory fee plus sub-advisory fee) under the proposed arrangements for LCG can range from 0.65% to 1.65% (with a maximum of 1.40% in year one).

During the first twelve months of the RC Agreement, LCG will accrue, on a daily basis, the Base Fee adjusted by the Performance Fee, as described in the preceding paragraph (the “Fulcrum Fee”).  However, because the RC Agreement requires that the sub-adviser be paid out only the Minimum Fee during the first year (in this case, 0.00%), the sub-adviser will receive no compensation until the end of the first year.  At the end of the first year of the contract, RC will be paid a lump sum that reflects the accrued Fulcrum Fee over the year.  Beginning with the thirteenth month of operation under the RC Agreement, the fee paid to RC will be calculated daily and paid monthly based on LCG’s average daily net assets over the prior rolling twelve-month period.  In other words, after the initial twelve-month period of the RC Agreement, RC’s fulcrum fee arrangement will become typical of such arrangements in the mutual fund industry.

RC Performance Fee Calculation.  As indicated in the summary table below, under the RC Agreement, for roughly each five basis points (0.05%) over or under the performance of the Index over the twelve-month period (or, if during the first year, over the period from inception of the contract to the date of calculation), the Base Fee paid to RC will either increase or decrease by one basis points (0.01%) of LCG’s average daily net assets over the twelve-month period (or, if during the first year, over the period from inception of the contract to the date of calculation).  It should be noted that the exception to the above is that the initial fee adjustment comes only after clearing the performance null zone of 0.25%, and is five basis points (0.05%) instead of one (0.01%).

LCG uses the Russell 1000® Growth Index as its benchmark for purposes of calculating the performance fee.  The Russell 1000® Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

	Cumulative Twelve Month Net Return Versus Index	Performance Fee Adjustment*	Total Sub-Advisory Fee Payable to Rigel Capital, LLC**
2.50%	or more greater than index	Base Fee plus	0.50%	1.00%
1.90%	greater than index	Base Fee plus	0.38%	0.88%
1.30%	greater than index	Base Fee plus	0.26%	0.76%
0.70%	greater than index	Base Fee plus	0.14%	0.64%
0.26%	greater than index	Base Fee plus	0.05%	0.55%
0.25%	greater than index	Base Fee (Null Zone)		0.50%
Even with Index		Base Fee		0.50%
0.25%	less than index	Base Fee (Null Zone)		0.50%
0.26%	less than index	Base Fee less	0.05%	0.45%
0.70%	less than index	Base Fee less	0.14%	0.36%
1.30%	less than index	Base Fee less	0.26%	0.24%
1.90%	less than index	Base Fee less	0.38%	0.12%
2.50%	or more less than index	Base Fee less	0.50%	0.00%

*as a % of average daily net assets

 **Rigel Capital, LLC has agreed to a Base Fee Waiver of 25 basis points (0.25%) for 12 months

For a more detailed version of the above table, see Appendix C.

Comparison of Current Fees vs. Proposed Fulcrum Fee

The management fee paid by LCG to the Adviser and the Sub-Adviser for the fiscal period ended October 31, 2005, was as follows:

Without Waivers

LCG	Management Fee	Adviser Portion	Sub-Adviser Portion
Fee as % of avg. daily net assets	1.20%	0.65%	0.55%
Dollar Amount	$363,679	$197,562	$166,117

With Waivers

LCG	Management Fee	Adviser Portion	Sub-Adviser Portion
Fee as % of avg. daily net assets	1.06%	0.65%	0.41%
Dollar Amount	$322,132	$197,562	$124,570

Had the management fee been paid under the proposed fulcrum fee arrangements with RC, for the period ended October 31, 2005, it would have ranged as follows:

LCG	Pro Forma	Pro Forma	Pro Forma
	Management Fee	Adviser Portion	Sub-Adviser Portion
Fee as % of avg. daily net assets	0.65% to 1.65%*	0.65%	0.00% to 1.00%*
Dollar Amount	$197,562 to $501,503*	$197,562	$0 to $303,941*
Percentage Decrease Under / Increase Over Current Fees	-46% to +38%**	N/A	-100% to + 83**

* With RC’s fee waiver of 0.25% in the first twelve months of the contract, the maximum management fee would be 1.40% or $425,518, and the maximum sub-advisory fee would be 0.75% or $227,956.

**With RC’s fee waiver of 0.25% in the first twelve months of the contract, the potential maximum percentage increase would be 17% over the current management fee and 36% over the current sub-advisory fee.

The following table shows the total operating expenses paid by LCG for the fiscal period ended October 31, 2005 as a percentage of average net assets. Figures shown reflect expenses under the current BAM Agreement as well as pro-forma expenses that would have been incurred if the proposed RC Agreement had been in effect during that period, and in each case are based on expenses for the fiscal period ended October 31, 2005.  The Fund does not have any front-end or contingent deferred sales charges or any redemption fees.

Annual Operating Expenses

(expenses that are deducted from Fund assets)

Fund	Mgmt. Fees(1)	Distribution Fees (Rule 12b-1 expenses)	Shareholder Service Fees	Other Expenses (2)	Total Annual Fund Operating Expenses
LCG – Class C
Current	1.20%	0.75%	0.25%	0.62%	2.82%
Current w/waiver	1.06%	0.75%	0.25%	0.62%	2.68%
Pro Forma	0.65% to 1.65%	0.75%	0.25%	0.62%	2.27% to 3.27%
Pro Forma with first year waiver	0.65% to 1.40%	0.75%	0.25%	0.62%	2.27% to 3.02%
LCG – Class N
Current	1.20%	None	None	0.62%	1.82%
Current w/waiver	1.06%	None	None	0.62%	1.68%
Pro Forma	0.65% to 1.65%	None	None	0.62%	1.27% to 2.27%
Pro Forma with first year waiver	0.65% to 1.40%	None	None	0.62%	1.27% to 2.02%

(1) Currently, the Fund pays Dunham a management fee for its services that is computed daily and paid monthly at an annual rate based on the value of the Fund’s average daily net assets.  The sub-adviser’s (BAM’s) fees are paid by Dunham.  Pro-forma amounts reflect payment of management and sub-advisory fees directly by the Fund pursuant to the proposed new arrangement.  With respect to the sub-advisory portion of management fees, pro forma amounts reflect maximum and minimum allowable amounts, respectively, pursuant to the proposed new arrangement. Currently, in order to reduce Fund expenses, Dunham may voluntarily waive a portion of its advisory fee to the extent that the Fund’s Sub-Adviser waives a portion of or otherwise reduces its sub-advisory fee.  Such waivers or reductions are voluntary and may be terminated at any time.

(2) These expenses, which include custodian, administration, transfer agency, and other customary fund expenses are based on expenses for the Fund’s fiscal period ended October 31, 2005.

Example. The following example is intended to help you compare the cost of investing in Class C and Class N shares of LCG with the cost of investing in other mutual funds.  This example shows what expenses you could pay over time.  The example assumes that you invest $10,000 each in Class C shares and Class N shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year, you reinvest all dividends and capital gain distributions and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.

Pro Forma amounts below reflect the sub-advisory portion of management fees paid at rates equal to the maximum and minimum allowable, respectively, under the proposed RC Agreement.  In the first table below, the first year of each of the examples does not reflect any waivers.  In the second table below, waivers of both current and pro-forma fees in the first year are reflected in each of the examples.

WITHOUT WAIVERS

	Year 1		Year 3			Year 5			Year 10
LCG Fund	Current	Pro Forma Min.	Pro Forma Max.	Current	Pro Forma Min.	Pro Forma Max.	Current	Pro Forma Min.	Pro Forma Max.	Current	Pro Forma Min.	Pro Forma Max.
Class C	$285	$230	$330	$874	$709	$1,007	$1,489	$1,215	$1,707	$3,147	$2,605	$3,567
Class N	$185	$129	$230	$573	$403	$709	$985	$697	$1,215	$2,137	$1,534	$2,605

WITH WAIVERS

	Year 1			Year 3			Year 5			Year 10
LCG Fund	Current	Pro Forma Min.	Pro Forma Max.	Current	Pro Forma Min.	Pro Forma Max.	Current	Pro Forma Min.	Pro Forma Max.	Current	Pro Forma Min.	Pro Forma Max.
Class C	$271	$230	$305	$861	$709	$984	$1,477	$1,215	$1,686	$3127	$2,605	$3,550
Class N	$171	$129	$205	$559	$403	$685	$972	$697	$1,192	$2126	$1,534	$2,586

At its March 23, 2006 in-person meeting, the Board, including a majority of the Independent Trustees, reviewed materials with respect to RC, and approved the RC Agreement (subject to shareholder approval) among the Adviser, RC and the Trust on behalf of LCG.  Fund counsel, Blank Rome LLP, discussed the Independent Trustees’ fiduciary duty to shareholders and their duty to request and evaluate certain information with respect to approving the RC Agreement.  During their deliberations, the Independent Trustees considered:  (1) fees charged by RC in relation to the industry; (2) the extent and quality of services provided by RC; (3) costs of services provided and the resulting profits to RC and any affiliates, including the extent to which RC would realize economies of scale as the Fund grows; (4) any other revenue to RC and any affiliates from RC’s relationship with the Fund; (5) the control of operating expenses of LCG; (6) the manner in which portfolio transactions are conducted, including best execution, the use of soft dollars and allocation of investments; and (7) RC’s compliance program.

The Board thoroughly reviewed and discussed comparative data relating to the performance of LCG relative to its peers, including a Morningstar Peer Group for each of its Class N and Class C shares composed of no-load funds classified as “Large Growth” with assets under $50 million.  In addition, the Class C shares peer group only included funds with Class C shares. The Board reviewed this information in light of both the Fund’s actual expenses at current asset levels and projected expenses at higher asset levels.  The Board determined that the proposed fees were competitive within the category, noting that it took into consideration the potential benefits of the fulcrum fee structure.  The Board also compared the fees charged by RC to other large cap growth accounts it currently manages and determined that the proposed fees for LCG (0.00% to 1.00%) were reasonable in light of the fulcrum fee structure.  The Board then reviewed the performance of the Rigel Non-Taxable Equity Large Cap Growth Composite which consistently outperformed the Russell 1000 Growth Index and the S&P 500 Index over most periods since inception, both gross and net of fees.  It was noted that RC would employ similar techniques in managing LCG that it used in managing the accounts making up the composite.  The Board then reviewed RC’s Form ADV and discussed the advisory fees RC charged to its other advisory large cap growth accounts and generally to its clients, the breakpoints at which such fees would decrease as assets rise, and the potential profitability to the Adviser and RC.  It was noted that RC generally charges an annual fee, paid monthly, of 0.80% on the first $10 million, 0.60% on the next $20 million, 0.50% on next $20 million, 0.45% on next $50 million and 0.35% over $100 million.  It was noted that RC currently only manages private equity and separate accounts and, therefore, has no other similarly-managed investment company under management that the Board might review for purposes of comparing fee structures. The Board concluded that the proposed fees for RC are within the range of fees charged by similar advisers for similar services, and that the fulcrum fee arrangement could benefit LCG and its shareholders.

The Board then reviewed additional materials provided by RC, including a detailed questionnaire with respect to many aspects of the sub-adviser’s operations, including compliance.  The Trustees, including the Independent Trustees, then concluded, based on their collective business judgment, that the terms of the RC Agreement, including the proposed fulcrum fee arrangements and the potential profitability to the Adviser and Sub-Adviser, are fair and reasonable and in the best interest of shareholders of LCG.  The Board found that RC’s proposed sub-advisory fee is within the range of fees charged by similar advisers for similar services, and that RC’s fee is reasonable in light of the services that RC will provide to LCG.  The Board then agreed that the most appropriate course of action in the best interests of LCG’s shareholders would be to approve the RC Agreement and the proposed fulcrum fee arrangement.

REQUIRED VOTE (PROPOSAL 3)

The approval of the RC Agreement requires the affirmative vote of the holders of a "majority of the outstanding shares" of LCG (as defined in the 1940 Act), which means the lesser of (a) the holders of 67% or more of the Shares of LCG present at the Meeting if the holders of more than 50% of the outstanding Shares of LCG are present in person or by proxy, or (b) more than 50% of the outstanding Shares of LCG.

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE RC AGREEMENT.

PROPOSAL 4

Dunham Short Term Bond Fund	Dunham High Yield Bond Fund
Dunham Corporate/ Government Bond Fund	Dunham Appreciation and Income Fund
Dunham International Stock Fund	Dunham Emerging Markets Stock Fund
Dunham Large Cap Value Fund	Dunham Small Cap Growth Fund

INTRODUCTION

As stated on the second page of this Proxy Statement, Proposal 4 is to approve a form of amendment to the fee schedule of and parties to each existing sub-advisory agreement for ST Bond, CG Bond, HY Bond, App. & Inc., Int’l Stock, LCV, EM Stock and SCG (the “Proposal 4 Funds”), to convert the current sub-advisory agreements to a new fulcrum fee compensation structure without changing the sub-adviser.  Two of the Funds, Int’l Stock and HY Bond, already have fulcrum fee arrangements in place; said fulcrum fee structures would be modified pursuant to this proposal.  In addition, each sub-advisory agreement will be amended to reflect the Fund as a party. The information in this section is provided to assist you in considering this Proposal 4.

Relevant Information about The Adviser.  On September 23, 2004, a majority of the Board, including a majority of trustees who are not "interested persons" of the Trust, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) (hereafter, the “Independent Trustees”), approved the Advisory Agreement between the Trust (on behalf of each Dunham Fund) and Dunham & Associates Investment Counsel, Inc. (the “Advisory Agreement”), which was executed on December 1, 2004, and approved by the sole shareholder of each Fund on December 9, 2004.

On August 26, 2005, Shareholders approved a new form of Advisory Agreement, whereby Funds with fulcrum-fee based sub-advisory agreements would pay Dunham only the Adviser’s portion of the management fee, such that the Fund and not Dunham would pay the sub-advisory fee directly to the sub-adviser.  The amount of the Adviser’s portion of the management fee has not and will not change from its original level with respect to each Fund, except that the Adviser no longer will be able to retain any difference in the management fee caused by sub-advisory fee breakpoints.  In addition, the Adviser’s current practice of passing sub-advisory fee waivers on to the Funds will not be necessary, as such waivers would occur directly with the Fund under the proposed arrangements herein.

Dunham, the Adviser, also is a registered broker/dealer and distributor.  No brokerage fees were paid to Dunham by the Proposal 4 Funds for the fiscal period ended October 31, 2005.  For the fiscal period ended October 31, 2005, the following Funds paid Dunham, as distributor, the following amounts with respect to the Proposal 4 Funds, pursuant to each Fund’s Class C Distribution Plan and Agreement under Rule 12b-1, and pursuant to the Fund’s Class C Shareholder Servicing Agreement, each with Dunham, dated December 1, 2004.  Dunham then paid the indicated amounts of these Class C shareholder-servicing fees to its affiliate, Dunham Trust Company (“DTC”).  DTC provides fund sub-accounting and other services for servicing shares of Dunham Funds held directly through DTC.

Fund	Total 12b-1 Fees Paid*	Total Servicing Fees Paid*	DTC’s Share of Dunham’s Servicing Fees*
ST Bond	$95,010	$47,505	$47,505
CG Bond	$69,262	$34,631	$34,631
HY Bond	$ 4,554	$ 2,277	$ 2,277
App. & Inc.	$38,820	$12,940	$12,940
Int’l Stock	$50,238	$16,746	$16,746
LCV	$71,573	$23,858	$23,858
EM Stock	$25,469	$ 8,490	$ 8,490
SCG	$42,881	$14,293	$14,293

Management Fee Tables and Pro Forma Calculations

Currently, the Adviser receives a monthly aggregate management fee from each Proposal 4 Fund, except as noted below.  The management fees paid by each Fund to the Adviser and Sub-Adviser for the fiscal period ended October 31, 2005, were as follows:

Fund	Current Mgmt. Fee*		Dunham’s Portion*		Sub-Adviser’s Portion*
Percent		Amount	Percent	Amount	Percent	Amount
ST Bond	0.80%	$293,856	0.55%	$202,026	0.25%	$ 91,830
ST Bond (w/waiver)	0.80%	$292,278	0.55%	$202,026	0.25%	$90,252
CG Bond	0.85%	302,043	0.50%	177,673	0.35%	124,370
CG Bond (w/waiver)	0.82%	291,560	0.50%	177,673	0.32%	113,887
HY Bond**	1.10%	39,290	0.60%	21,431	0.50%	17,859
App. & Inc.	1.40%	242,815	0.65%	112,736	0.75%	130,079
Int’l Stock**	1.18%	246,611	0.65%	135,932	0.53%	110,679
LCV	1.15%	356,043	0.65%	201,241	0.50%	154,802
LCV (w/waiver)	1.07%	333,833	0.65%	201,241	0.42%	132,592
EM Stock	1.25%	152,975	0.65%	79,547	0.60%	73,428
SCG	1.30%	239,268	0.65%	119,634	0.65%	119,634

*as a % of average daily net assets

** These Funds already have a fulcrum fee in place, each is a party to its respective sub-advisory agreement and pays the sub-advisory fee directly to the sub-adviser, and each has a sub-advisory agreement that currently operates under a traditional fulcrum fee, whereby the sub-adviser gets paid the base fee (0.50% for HY Bond and 0.65% for Intl. Stock) for the entire first year of the contract.  HY Bond commenced operations on July 1, 2005 with the fulcrum fee in place.  Intl. Stock had a combined fixed management fee of 1.15% (0.65% adviser and 0.50% sub-adviser) until September 1, 2005 when, pursuant to shareholder approval, the fulcrum fee began and the sub-advisory agreement reflected a base fee of 0.65%, raising the total management fee to 1.30%.  Therefore, the fiscal year ended October 31, 2005 reflects the aggregate of the old 1.15% fixed fee and, for the last two months, the current fee of 1.30%.  Beginning September 1, 2006, Intl. Stock’s combined management fee will vary from 1.15% to 1.45%.

The following table reflects pro forma fees that would have been paid during the fiscal period ended October 31, 2005, had the fulcrum fee arrangements of this Proposal 4 been in effect during this fiscal period.  They do not reflect fee waivers.

Fund	Pro Forma Mgmt. Fee		Dunham’s Portion		Sub-Adviser’s Portion
	Percent*	Amount	Percent*	Amount	Percent*	Amount
ST Bond	0.55% to 0.95%	$202,026 to 348,954	0.55%	$202,026	0.00% to 0.40%	$00.00 to 146,928

CG Bond	0.50% to 1.00%	177,673 to 355,346	0.50%	177,673	0.00% to 0.50%	00.00 to 177,673
HY Bond	0.80% to 1.40%	28,575 to 50,006	0.60%	21,431	0.20% to 0.80%	7,144 to 28,575
App. & Inc.	0.90% to 1.60%	156,096 to 277,504	0.65%	112,736	0.25% to 0.95%	43,360 to 164,768
Int’l Stock	1.15% to 1.45%	240,495 to 303,233	0.65%	135,932	0.50% to 0.80%	104,563 to 167,301
LCV	0.65% to 1.51%	201,241 to 467,498	0.65%	201,241	0.00% to 0.86%	00.00 to 266,257
EM Stock	0.65% to 1.65%	79,547 to 201,927	0.65%	79,547	0.00% to 1.00%	00.00 to 122,380
SCG	0.65% to 1.65%	119,634 to 303,686	0.65%	119,634	0.00% to 1.00%	00.00 to 184,052

*as a % of average daily net assets

The following table reflects the potential percentage of increase/decrease posed by the proposed fulcrum fee arrangements to the current management fee and sub-advisory fees, by comparing the above two tables.  Because the Adviser’s portion remains constant, the sub-advisory fees will increase or decrease in the same measure as the management fees.  These numbers do not reflect fee waivers or any sub-advisory fee breakpoints.

Fund	Pro Forma Mgmt. Fee	Pro Forma Sub-Adviser’s Portion
Increase or Decrease over current Mgmt Fee		Increase or Decrease over current Sub-Advisory Fee
ST Bond	-31% to + 19%	-100% to + 60%

CG Bond	-41% to + 18%	-100% to + 43%%
HY Bond	-27% to + 27%	-60% to + 60%
App. & Inc.	- 0.36% to + 0.14%	-67% to + 27%
Int’l Stock*	-12% to + 12%*	-23 % to +23%*
LCV	-43%% to + 31%	-100% to +72%

-EM Stock	- 48% to +32%	-100% to +67%
SCG	-50% to + 27%	-100% to + 54%

*This Fund’s sub-advisory fulcrum fee commenced on September 1, 2005 which increased the total management fee to 1.30% (0.65% adviser and 0.65% base fee for sub-adviser) for the current year.  The fulcrum fee does not begin to vary until September 1, 2006, when the total management fee will vary from 1.15% to 1.45%.

If shareholders approve this Proposal 4, the Advisory Agreement will reflect each Fund’s separate payment of the Adviser and Sub-Adviser.  Each current sub-advisory agreement for the above Funds was approved by the relevant Fund’s initial shareholder on December 10, 2004, except as follows: Int’l Stock’s sub-advisory agreement was approved at the last shareholder meeting on August 26, 2005 and HY Bond’s sub-advisory agreement was approved by its initial shareholder effective July 1, 2005.

The following table shows the total operating expenses paid by the Funds based on expenses for the fiscal period ended October 31, 2005, as a percentage of average net assets.  Figures shown reflect expenses under the Current Agreement as well as pro forma expenses that would have been incurred if the proposed fulcrum fees had been in effect during that period, and in each case are based on actual expenses for the fiscal period ending October 31, 2005.  These fee ranges do not reflect fee waivers. None of the Funds has any front-end or contingent deferred sales charges or any redemption fees.

Annual Operating Expenses

(expenses that are deducted from Fund assets)

Fund	Mgmt. Fees(1)	Distribution Fees (Rule 12b-1 expenses)	Shareholder Service Fees	Other Expenses (2)	Total Annual Fund Operating Expenses
ST Bond Class C Current	0.80%	0.50%	0.25%	0.65%	2.20%
Pro Forma	0.55% to 0.95%	0.50%	0.25%	0.65%	1.95% to 2.35%
Pro Forma Waiver	0.55% to 0.90%	0.50%	0.25%	0.65%	1.95% to 2.30%
ST Bond Class N Current	0.80%	None	None	0.65%	1.45%
Pro Forma	0.55% to 0.95%	None	None	0.65%	1.20% to 1.60%
Pro Forma Waiver	0.55% to 0.90%	None	None	0.65%	1.20% to 1.55%

Annual Operating Expenses

(expenses that are deducted from Fund assets)

Fund	Mgmt. Fees(1)	Distribution Fees (Rule 12b-1 expenses)	Shareholder Service Fees	Other Expenses (2)	Total Annual Fund Operating Expenses
CG Bond Class C Current	0.85%	0.50%	0.25%	0.62%	2.22%
Current Waiver	0.82%	0.50%	0.25%	0.62%	2.19%
Pro Forma	0.50% to 1.00%	0.50%	0.25%	0.62%	1.87% to 2.37%
Pro Forma Waiver	0.50% to 0.95%	0.50%	0.25%	0.62%	1.87% to 2.32%
CG Bond Class N Current	0.85%	None	None	0.62%	1.47%
Current Waiver	0.82%	None	None	0.62%	1.44%
Pro Forma	0.50% to 1.00%	None	None	0.62%	1.12% to 1.62%
Pro Forma Waiver	0.50% to 0.95%	None	None	0.62%	1.12% to 1.57%
HY Bond Class C Current	1.10%	0.50%	0.25%	1.62%	3.47%
Pro Forma	0.80% to 1.40%	0.50%	0.25%	1.62%	3.17% to 3.77%
HY Bond Class N Current	1.10%	None	None	1.62%	2.72%
Pro Forma	0.80% to 1.40%	None	None	1.62%	2.42% to 3.02%
App. & Inc. - C Current	1.40%	0.75%	0.25%	0.82%	3.22%
Pro Forma	0.90% to 1.60%	0.75%	0.25%	0.82%	2.72% to 3.42%
App. & Inc. - N Current	1.40%	None	None	082%	2.22%
Pro Forma	0.90% to 1.60%	None	None	0.82%	1.72% to 2.42%
Int’l Stock - C Current*	1.30%	0.75%	0.25%	0.87%	3.17%
Pro Forma	1.15% to 1.45%	0.75%	0.25%	0.87%	3.02 % to 3.32%
Int’l Stock- N Current*	1.30%	None	None	0.87%	2. 17%
Pro Forma	1.15% to 1.45%	None	None	0.87%	2.02% to 2.32%
LCV - Class C Current	1.15%	0.75%	0.25%	0.60%	2.75%
Current Waiver	1.07%	0.75%	0.25%	0.60%	2.67%
Pro Forma	0.65% to 1.51%	0.75%	0.25%	0.60%	2.25% to 3.11%
LCV - Class N Current	1.15%	None	None	0.60%	1.75%
Current Waiver	1.07%	None	None	0.60%	1.67%
Pro Forma	0.65% to 1.51%	None	None	0.60%	1.25% to 2.11%
EM Stock – C Current	1.25%	0.75%	0.25%	1.69%	3.94%
Pro Forma	0.65% to 1.65%	0.75%	0.25%	1.69%	3.34% to 4.34%
Pro Forma Waiver	0.65% to 1.35%	0.75%	0.25%	1.69%	3.34% to 4.04%
EM Stock – N Current	1.25%	None	None	1.69%	2.94%
Pro Forma	0.65% to 1.65%	None	None	1.69%	2.34% to 3.34%
Pro Forma Waiver	0.65% to 1.35%	None	None	1.69%	2.34% to 3.04%
SCG – Class C Current	1.30%	0.75%	0.25%	0.80%	3.10%
Pro Forma	0.65% to 1.65%	0.75%	0.25%	0.80%	2.45% to 3.45%
SCG – Class N Current	1.30%	None	None	0.80%	2.10%
Pro Forma	0.65% to 1.65%	None	None	0.80%	1.45% to 2.45%

 (1) Currently, each Fund pays Dunham a management fee for its services that is computed daily and paid monthly at an annual rate based on the value of the average daily net assets of the Funds.  The fees for each sub-adviser are paid by Dunham.  Pro forma amounts reflect payment of management and sub-advisory fees directly by the Fund pursuant to the proposed new arrangement.  With respect to the sub-advisory portion of management fees, pro forma amounts reflect maximum and minimum allowable amounts, respectively, pursuant to the proposed new arrangement. In order to reduce Fund expenses, Dunham may voluntarily waive a portion of its advisory fee to the extent that the respective Fund’s Sub-Adviser waives a portion of or otherwise reduces its sub-advisory fee.  Such waivers or reductions are voluntary and may be terminated at any time.

(2) These expenses, which include custodian, administration, transfer agency, and other customary fund expenses are based on actual expenses for each Fund’s fiscal period ended October 31, 2005.

*This Fund’s sub-advisory fulcrum fee commenced on September 1, 2005 which increased the total management fee to 1.30% (0.65% adviser and 0.65% base fee for sub-adviser) for the current year.  The fulcrum fee does not begin to vary until September 1, 2006, when the total management fee will vary from 1.15% to 1.45%.

Example. The following example is intended to help you compare the cost of investing in Class C and Class N shares of the Funds with the cost of investing in other mutual funds.  This example shows what expenses you could pay over time.  The example assumes that you invest $10,000 each in Class C shares and Class N shares of a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, you reinvest all dividends and capital gain distributions and that the Funds’ operating expenses remain the same.  Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.  Table 1 below does not reflect any fee waivers.  Pro Forma amounts below reflect the sub-advisory portion of management fees paid at rates equal to the maximum and minimum allowable, respectively, under the proposed fulcrum fee amendment.

TABLE 1 – NO WAIVERS

	Year 1			Year 3			Year 5			Year 10
Fund	Current	Pro Forma Min.	Pro Forma Max.	Current	Pro Forma Min.	Pro Forma Max.	Current	Pro Forma Min.	Pro Forma Max.	Current	Pro Forma Min.	Pro Forma Max.
ST Bond
Class C	$223	$198	$238	$688	$612	$733	$1,180	$1,052	$1,255	$2,534	$2,275	$2,686
Class N	$148	$122	$163	$459	$381	$505	$792	$660	$871	$1,735	$1,455	$1,900
CG Bond
Class C	$225	$190	$240	$694	$588	$739	$1,190	$1,011	$1,265	$2,554	$2,190	$2,706
Class N	$150	$114	$165	$465	$356	$511	$803	$617	$881	$1,757	$1,363	$1,922
HY Bond
Class C	$350	$320	$379	$1,065	$977	$1,152	$1,803	$1,659	$1,944	$3,747	$3,476	$4,010
Class N	$275	$245	$305	$844	$755	$933	$1,440	$1,291	$1,587	$3,051	$2,756	$3,337
App. & Inc.
Class C	$325	$275	$345	$992	$844	$1,051	$1,683	$1,440	$1,779	$3,522	$3,051	$3,703
Class N	$225	$175	$245	$694	$542	$755	$1,190	$933	$1,291	$2,554	$2,030	$2,756
Int’l Stock
Class C	$320	$305	$335	$977	$933	$1,021	$1,659	$1,587	$1,731	$3,476	$3,337	$3,613
Class N	$220	$205	$235	$679	$634	$724	$1,164	$1,088	$1,240	$2,503	$2,348	$2,656
LCV
Class C	$278	$228	$314	$853	$703	$960	$1,454	$1,205	$1,630	$3,080	$2,585	$3,420
Class N	$178	$127	$214	$551	$397	$661	$949	$686	$1,134	$2,062	$1,511	$2,441
EM Stock
Class N	$396	$337	$435	$1,201	$1,027	$1,315	$2,023	$1,741	$2,206	$4,155	$3,631	$4,486
Class C	$297	$237	$337	$910	$730	$1,027	$1,548	$1,250	$1,741	$3,261	$2,676	$3,631
SCG
Class C	$313	$248	$348	$957	$764	$1,059	$1,625	$1,306	$1,793	$3,411	$2,786	$3,730
Class N	$213	$148	$248	$658	$459	$764	$1,129	$792	$1,306	$2,431	$1,735	$2,786

The named Sub-Adviser for each of the Dunham Short Term Bond Fund, Dunham Corporate/Government Bond Fund and Dunham Emerging Markets Stock Fund, has committed to waivers of its base fees as follows: 0.05% for the first 18 months, 0.05% for the first 12 months and 0.30% for the first 18 months, respectively.  In addition, the current sub-advisers for Dunham Corporate/Government Bond Fund, Large Cap Value Fund and Short-Term Fund each had actual waivers for the fiscal year ended October 31, 2005 of 0.03%, 0.08% and less than 0.00%, respectively. All fee waivers are reflected in the table below.

TABLE 2 – FUNDS WITH WAIVERS

	Year 1			Year 3			Year 5			Year 10
Fund	Current	Pro Forma Min.	Pro Forma Max.	Current	Pro Forma Min.	Pro Forma Max.	Current	Pro Forma Min.	Pro Forma Max.	Current	Pro Forma Min.	Pro Forma Max.
ST Bond
Class C	$223	$198	$ 233	$688	$612	$ 729	$1,180	$1,052	$ 1,251	$2,534	$2,275	$2,682
Class N	$148	$122	$ 158	$459	$381	$ 500	$792	$660	$866	$1,735	$1,455	$1,896
CG Bond
Class C	$222	$190	$ 235	$ 691	$588	$ 735	$ 1,187	$ 1,011	$ 1,261	$2,552	$2,190	$2 ,702
Class N	$147	$114	$160	$462	$356	$ 506	$ 800	$ 617	$ 877	$ 1,755	$1,363	$1,918
LCV
Class C	$ 270	$228	$314	$ 846	$703	$960	$ 1,447	$1,205	$1,630	$ 3,074	$2,585	$3,420
Class N	$ 170	$127	$214	$ 543	$397	$661	$ 941	$686	$1,134	$2,056	$1,511	$2,441
EM Stock
Class N	$396	$337	$ 406	$1,201	$1,027	$1,288	$2,023	$1,741	$ 2,182	$4,155	$3,631	$4,469
Class C	$297	$237	$307	$910	$730	$ 999	$1,548	$1,250	$ 1,715	$3,261	$2,676	$3,611

AMENDMENT TO SUB-ADVISORY AGREEMENT FEE SCHEDULES

The proposed fee schedule changes to the current sub-advisory agreements in place for the Proposal 4 Funds are as stated below.  Under these fee schedule changes, the Funds will continue to pay Dunham a flat rate equal to its current advisory fee portion of each Fund’s management fee, and separately each Fund will pay its respective sub-adviser its sub-advisory fee directly.  In contrast, under most of the current sub-advisory agreements, the Funds pay Dunham the entire current management fee and Dunham pays the sub-advisers.

See “Fulcrum Fees, Generally” in the Shareholder Summary immediately preceding Proposal 1.  The basic idea of a fulcrum fee is that when fund performance is down, the adviser or sub-adviser should sacrifice some of its fee, and when fund performance is up, the fee will increase while still permitting shareholders to reap most of the profit.

Proposal 4 Funds - Fulcrum Fees.  In a typical fulcrum fee arrangement, the base fee is not adjusted during the first twelve months.  However, under the proposed fulcrum fee amendments to the Funds’ sub-advisory agreements, the performance adjustment to the base fee will be calculated daily during the first twelve months, based on the average net assets of each Fund from inception of the contract to date, and the comparative performance of the Fund (fund performance will be Class N shares performance) to the Benchmark from inception of the contract to date, on the day of calculation.  In this manner, performance counts from the very first day of the sub-advisory agreement.  Under the sub-advisory agreement, the fulcrum fee will be calculated using an annual base sub-advisory fee of a fixed percentage of the average daily net assets of the Fund (the “Base Fee”), adjusted by the Fund’s performance over a rolling twelve-month period (or during the first twelve months, as described above), relative to the Fund’s benchmark (the “Performance Fee”).  The Performance Fee can adjust the Base Fee up or down by as much as 100% in most cases, such that the sub-advisory fee can vary anywhere from 0.00% (the “Minimum Fee”) to twice the Base Fee (the “Maximum Fee”).  Certain sub-advisers have agreed to waive a percentage of the Base Fee during the first year, which prevents them from obtaining the Maximum Fee during the first year.  Sub-advisers can not waive more than they earn and will never be in a position to owe money to the Funds; i.e., if the fee earned is equal to or less than the waiver, then the sub-adviser will receive no payment, nor will the sub-adviser owe money to the Fund.

During the first twelve months of each sub-advisory agreement, the Fund will accrue, on a daily basis, the Base Fee adjusted by the Performance Fee, as described in the preceding paragraph (the “Fulcrum Fee”).  However, because the sub-advisory agreement requires that the sub-adviser be paid out only the Minimum Fee during the first year (in most cases, 0.00%), the sub-adviser may receive no compensation until the end of the first year.  At the end of the first year of the contract, the sub-adviser will be paid a lump sum that reflects the accrued Fulcrum Fee over the year, less any Minimum Fees paid out during the year.  Therefore, in the first year, the proposed fulcrum fee methodology will have three elements: 1) daily calculation of the Performance Fee and daily accrual of the Fulcrum Fee; 2) monthly payment of the Minimum Fee only (if any); and 3) a lump sum payment at the end of the initial 12 month period of the accrued Fulcrum Fee less the Minimum Fees paid out during the first year.  Beginning with the thirteenth month of operation under each proposed sub-advisory fee arrangement, the entire sub-advisory fee paid to the sub-adviser will be calculated daily and paid monthly based on the Fund’s average daily net assets and performance versus the benchmark over the prior rolling twelve-month period.  In other words, after the initial twelve-month period of the sub-advisory agreement, the sub-adviser’s fulcrum fee arrangement will become typical of the mutual fund industry.

Performance Fee Calculation Tables.  As indicated in the example performance fee  table below, under each proposed amendment to a current sub-advisory agreement’s fee schedule, for each specific bandwidth of basis points (in the example, 0.05%) over or under the performance of the respective Index over the twelve-month period (or, if during the first year, over the period from inception of the contract to the date of calculation), the Base Fee paid to the sub-adviser will either increase or decrease by a specified amount (In the example, one basis points (0.01%)) of the respective Fund’s average daily net assets over the twelve-month period (or, if during the first year, over the period from inception of the contract to the date of calculation).  It should be noted that the exception to the above is that the initial fee adjustment (in the example, 4 basis points (0.04%)) comes only after clearing the performance null zone (in the example, 20 basis points (0.20%)) and can be for any agreed-upon amount.  In addition, said initial adjustment can be at a different rate than subsequent adjustments.  Please see Appendix D for each Fund’s specific fulcrum fee table.

	Cumulative Twelve Month Net Return Versus Index	Performance Fee Adjustment*		Total Sub-Advisory Fee Payable to Sub-Adviser
2.00%	or more greater than index	Base Fee plus	0.40%	0.80%
1.50%	greater than index	Base Fee plus	0.30%	0.70%
1.00%	greater than index	Base Fee plus	0.20%	0.60%
0.50%	greater than index	Base Fee plus	0.10%	0.50%
0.21%	greater than index	Base Fee plus	0.04%	0.44%
0.20%	greater than index	Base Fee (Null Zone)		0.40%
Even with Index		Base Fee		0.40%
0.20%	less than index	Base Fee (Null Zone)		0.40%
0.21%	less than index	Base Fee less	0.04%	0.36%
0.50%	less than index	Base Fee less	0.10%	0.30%
1.00%	less than index	Base Fee less	0.20%	0.20%
1.50%	less than index	Base Fee less	0.30%	0.10%
2.00%	or more less than index	Base Fee less	0.40%	0.00%

  *as a % of average daily net assets

High Yield Bond Fund and International Stock Fund. Each of these Funds will continue to have the same sub-advisory fulcrum fee structure it currently has, i.e., the same base fee, minimum and maximum payment amounts, the same range of performance fees and the same index under the amended sub-advisory contract; however, each such Fund: (i) will have its performance calculated from day one of the amended sub-advisory contract; (ii) instead of the current monthly payment of the base fee, will pay the sub-adviser only the minimum fee in each month of the first year of the amended sub-advisory contract with a lump sum payment at year end of the fulcrum fee less the minimum fees already paid; (iii) will now have a null zone where there was none before; and (iv) will have the fee table of its sub-advisory contract amended to reflect these changes.

Sub-Adviser Benchmarks: Each Fund will use the indicated benchmarks to calculate its performance fee. Fund performance is net of fees when compared to its benchmark index.

Dunham Short-Term Bond Fund - Merrill Lynch 1-3 Year Corporate/Government Bond Index

The Merrill Lynch 1-3 Year Corporate/Government Bond Index (ML Index) is composed of public obligations of the U.S. Treasury, publicly-issued investment-grade corporate debt and debt issued or guaranteed by domestic and foreign sovereign governments and agencies.  This Index includes interest and distributions, but does not reflect fees, brokerage commissions or other expenses of investing.

Dunham Corporate/Government Bond Fund - Lehman Brothers Aggregate Bond Index

The Lehman Brothers Aggregate Bond Index (LB Bond Index) is composed of public obligations of the U.S. Treasury, publicly-issued investment-grade corporate debt and debt issued or guaranteed by domestic and foreign sovereign governments and agencies.  This Index includes interest and distributions, but does not reflect fees, brokerage commissions or other expenses of investing.

Dunham High Yield Bond Fund - Merrill Lynch High Yield Cash Pay Index

The Merrill Lynch High Yield Cash Pay Index is an unmanaged portfolio constructed to mirror the public high yield debt market. The index includes US dollar publicly issued corporate bonds and excludes PIKS. Bonds rated in default, or that are not rated are excluded from the index. Issues included in the index have maturities of one year or more and have a credit rating lower than BBB-/Baa3.

Dunham Appreciation & Income Fund - Merrill Lynch Convertibles ex. Mandatories Index

The convertible securities used in this index span all corporate sectors and must have a par amount outstanding of $25 million or more. The maturity must be at least one year. The coupon range must be equal to or greater than zero and all quality of bonds are included. Excluded from this index are preferred equity redemption stocks. When the component bonds of this index convert into common stock, the converted securities are dropped from the index.

Dunham International Stock Fund - MSCI All Country World Index ex. US Index

The MSCI ACWI ex. US is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets excluding holdings in the United States.

Dunham Large Cap Value Fund -  Russell 1000 Value Index

The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $12.1 billion; the median market capitalization was approximately $4.0 billion. The smallest company in the index had an approximate market capitalization of $1.6 billion. The Russell 1000® Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

Dunham Emerging Markets Stock Fund - MSCI Emerging Markets Index

The MSCI Emerging Markets IndexSM is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

Dunham Small Cap Growth Fund - Russell 2000 Growth Index

The Russell 2000® Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Summary of Proposed Sub-Adviser Compensation for Proposal 4

 3/15/06

	Proposed Fulcrum Fees for Existing Sub-Advisers
Fund:	Current Sub-Adviser	Base Fee	Null Zone	Range of Performance Fee +/-*	Range of Performance Band +/-**	Max possible Fee***	Min possible Fee
Dunham Short Term Bond Fund	Merganser Capital Management, LP	0.20%	0.05%	0.20%	0.75%	0.40%	0%
Dunham Corporate/ Government Bond Fund	Seneca Capital Management, LLC	0.25%	0.10%	0.25%	1.00%	0.50%	0%
Dunham High-Yield Bond Fund****	PENN Capital Management Company, Inc.	0.50%	0.20%	0.30%	2.00%	0.80%	0.20%
Dunham Appreciation & Income Fund	Calamos Advisors, LLC	0.60%	0.20%	0.35%	2.10%	0.95%	0.25%
Dunham International Stock Fund****	Neuberger Berman Management, Inc.	0.65%	0.30%	0.15%	3.00%	0.80%	0.50%
Dunham Large Cap Value Fund	C.S. McKee, LP	0.43%	1.50%	0.43%	2.15%	0.86%	0%
Dunham Emerging Markets Stock Fund	Van Eck Associates Corporation	0.50%	0.30%	0.50%	3.00%	1.00%	0%
Dunham Small Cap Growth Fund	Pier Capital, LLC	0.50%	0.20%	0.50%	2.00%	1.00%	0.20%

                   *       maximum amount by which the base fee will vary as a result of Fund over or under performance versus the Index.

                   **        Range of net over/underperformance relative to the Index over which fulcrum performance fee applies.

                             (ex. If the Emerging Markets Stock Fund’s net outperformance is 1.50% relative to the benchmark, the sub-adviser’s fee would consist of the 0.50% Base Fee plus a 0.25% Performance Fee, resulting in a total fee of 0.75%).  See Appendices D and E for performance fee tables and additional calculation examples.

                    ***   The named Sub-Adviser for each of the Dunham Short-Term Bond Fund, Dunham Corporate/Government Bond Fund and Dunham

                             Emerging Markets Stock Fund, has committed to waivers as follows with respect to the new fulcrum fee arrangements: 0.05% for the first

                              18 months, 0.05% for the first 12 months and 0.30% for the first 18 months, respectively.

                    **** The Fund will continue to have the same sub-advisory fulcrum fee structure, i.e., the same base fee, minimum and maximum payment amounts, the same range of performance fees and the same index under the amended sub-advisory contract; however, each such Fund: (i)

                              will have its performance calculated from day one of the amended sub-advisory contract; (ii) instead of the current monthly payment of the base fee, the Fund will be paid only the minimum fee in each month of the first year of the amended sub-advisory contract with a lump sum payment at year end of the fulcrum fee less the minimum fees already paid; (iii) will now have a null zone where there was none before; and (iv) the fee table will be amended to reflect these changes.

EVALUATION BY THE BOARD OF TRUSTEES

At its March 23, 2006 meeting, the Board considered various types of information provided by Dunham, including (as otherwise stated in this Proposal 4) a detail of the proposed amendments to the fee schedules of eight existing sub-advisory agreements to reflect a new fulcrum fee calculation methodology.  Trust Counsel and the Trust’s Administrator discussed the process they underwent to develop the fulcrum fee methodology and the feedback received from regulators.  Representatives of Dunham were at the meeting and explained Dunham’s vision for growing the Trust.  They also provided the Board with detailed materials regarding, and discussed, the Adviser’s oversight and selection criteria with respect to sub-advisers.  Mr. Jeffrey Dunham described for the Board the emergence of his advisory business and his dedication to and reputation for performance-based investment advice.  He stated that it was important to get the current proxy out to shareholders to bring the mutual fund side of Dunham’s business squarely into Dunham’s performance-based philosophy.  He then discussed the negotiations held with the various sub-advisers and the commitments from several of them to fee waivers in the first year and, in some cases, the first 18 months of the contract.  Mr. Dunham concluded that the proposed revisions were vital to grow the Funds and move forward with his marketing strategy.

The Board then reviewed the various fulcrum fee amendments to the fee schedules of the eight existing sub-advisory agreements along with the details of each index and range of performance fees.  The Board expressed its desire to see the Adviser’s plan come to fruition and see the Adviser develop long-term relationships with successful sub-advisers to insure continuity of the Funds.

The Trustees then reviewed materials comparing the proposed fees to current sub-advisory fees and noted that in many cases the sub-adviser would receive roughly 20% of the upside, and would be penalized 20% of the down-side, within the proxy band.  They also noted that several of the sub-advisers volunteered waivers under the new arrangements, and that most of the Funds would not pay out any accrued sub-advisory fees until the end of the first year, which could be beneficial to the Funds in terms of cash flow.  In addition, the Trustees analyzed the amounts the fulcrum fee potentially would increase or decrease over/under current fees, and concluded that the overall fulcrum fee structure potentially was more favorable to shareholders than the current fee structure for each Fund. The Trustees then reviewed calculation examples demonstrating how the Administrator would attempt to automate the calculation of the fees, including with respect to daily accrual of performance fees within the first 12 months.  The Board concluded that the proposed fulcrum fee schedules were within the ranges previously approved by shareholders and that such arrangements could potentially benefit shareholders, and thanked the Dunham representatives for their presentation.

REQUIRED VOTE

The proposal will be adopted if, for each Fund, it is approved by the vote of a majority of outstanding Fund shares as defined in the 1940 Act, which is the lesser of (a) a vote of 67% or more of the Fund shares whose holders are present or represented by proxy at the meeting if the holders of more than 50% of all outstanding Fund shares are present in person or represented by proxy at the meeting, or (b) a vote of more than 50% of all outstanding Fund shares.

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSAL 4.

VOTING INFORMATION

General Information. This proxy is being furnished in connection with the solicitation of proxies for the Meeting.  It is expected that the solicitation of proxies will be primarily by mail.  Officers and service providers of the Trust may also solicit proxies by personal interview.  Shareholders may vote by mail, telephone or via the internet. Shareholders may vote by mail, by marking, signing, dating and returning the enclosed Proxy Card(s) in the enclosed postage-paid envelope.  Shareholders may vote by telephone by calling 1-800-434-3719, or via the internet at www.myproxyonline.com/dunhamfunds.  Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the Trust a written notice of revocation or a subsequently executed proxy or by attending the Meeting and voting in person.

Record Date. Only shareholders of record at the close of business on May 5, 2006 will be entitled to vote at the Meeting.  On that date, the outstanding Shares were as follows:

Fund	Record Date	Number of Shares Outstanding	Fund	Record Date	Number of Shares Outstanding
Large Cap Growth CL C	5/5/2006	1,399,557.973	Corp/Gov't Bond CL C	5/5/2006	685,326.094
Large Cap Growth CL N	5/5/2006	6,684,631.710	Corp/Gov't Bond CL N	5/5/2006	2,471,485.248
Appreciation & Income CL C	5/5/2006	388,074.500	Small Cap Growth CL C	5/5/2006	292,271.294
Appreciation & Income CL N	5/5/2006	1,921,840.877	Small Cap Growth CL N	5/5/2006	1,255,108.623
Short-Term Bond CL C	5/5/2006	988,675.389	Int'l Stock CL C	5/5/2006	416,790.459
Short-Term Bond CL N	5/5/2006	2,225,076.620	Int'l Stock CL N	5/5/2006	1,635,456.638
High-Yield Bond CL C	5/5/2006	790,188.382	Real Estate Stock CL C	5/5/2006	102,967.936
High-Yield Bond CL N	5/5/2006	1,328,212.012	Real Estate Stock CL N	5/5/2006	431,206.820
Large Cap Value CL C	5/5/2006	540,206.910	Emerging Markets CL C	5/5/2006	120,554.560
Large Cap Value CL N	5/5/2006	2,446,028.251	Emerging Markets CL N	5/5/2006	718,274.633
Small Cap Value CL C	5/5/2006	310,066.042
Small Cap Value CL N	5/5/2006	1,335,369.072

Quorum.  Pursuant to the Trust’s Declaration of Trust, a quorum is constituted with respect to the Trust or a Fund by the presence in person or by proxy of the holders of at least 30% of the outstanding Shares of the Trust or a Fund entitled to vote at the Meeting. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions will be treated as Shares that are present at the Meeting, but which have not been voted.  Abstentions will have the effect of a "no" vote for purposes of obtaining the requisite approval of the proposal.  Broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote Shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated the same as abstentions.

In the event that a quorum is not present at the Meeting or at any adjournment thereof, or in the event that a quorum is present at the Meeting, but sufficient votes to approve the proposal are not received by the Trust or by one or more of the Funds, one or more adjournment(s) may be proposed to permit further solicitations of proxies.  Any adjourned session or sessions may be held after the date set for the original Meeting without notice except announcement at the Meeting.  Any such adjournment(s) will require the affirmative vote of a majority of those Shares affected by the adjournment(s) that are represented at the Meeting in person or by proxy.  If a quorum is present, the persons named as proxies will vote those proxies that they are entitled to vote FOR the proposal in favor of such adjournment(s), and will vote those proxies required to be voted AGAINST the proposal against any such adjournment(s).  A shareholder vote may be taken with respect to one or more of the Funds on some or all matters before any such adjournment(s) if a quorum is present and sufficient votes have been received for approval with respect to such Fund or Funds.

Other Shareholder Information.  As of the record date, no shareholder possessed sole or shared voting or investment power with respect to more than 5% of any Dunham Fund’s outstanding Shares, and the Trust’s Trustees and Officers as a whole did not own more than 1% of any Dunham Fund’s outstanding shares, except as follows:

Major Shareholders in Dunham High-Yield Bond Fund on 5/5/2006

                                                                        SHARES HELD                               Class C      Entire Fund

PERSHING LLC                                            504,032.2580                                    63.79%             23.79%

JERSEY CITY, NJ 07303-9998

FBO Shareholders

ADDITIONAL INFORMATION

 Information About Dunham.  Dunham & Associates Investment Counsel, Inc. (previously defined as the “Adviser” or “Dunham”), the investment adviser and principal underwriter to the Funds, is a corporation duly organized under the laws of the state of California, with principal offices located at 10251 Vista Sorrento Parkway, San Diego, California 92121.  Dunham is a wholly-owned subsidiary of Dunham & Associates Holdings, Inc., located at the same address.

Dunham is an NASD registered broker-dealer and registered investment adviser whose purpose is to provide investment advisory services and management services to a variety of clients including qualified individuals, trusts, corporations, and pension plans.  Dunham is registered with the SEC in accordance with the Investment Advisers Act of 1940, as amended.   Below is the name and principal occupation of each officer, director or controlling entity of Dunham as of April 18, 2005.  Each individual and the parent company listed below are located at 10251 Vista Sorrento Parkway, Suite 200 San Diego, CA 92121.

NAME	Title or Status	Date Title or Status Acquired MM/YYYY	Ownership	Control Person*
DUNHAM, JEFFREY ALAN	PRESIDENT, SROP	09/1985	Under 5%	Y
IVERSON, DENISE SUE MS.	CFO	09/1999	Under 5%	Y
DUNHAM & ASSOCIATES HOLDINGS, INC.	SHAREHOLDER	01/2000	75% +	Y
FINDEISEN, HILAREY MAY	DIRECTOR OF OPERATIONS	01/2000	Under 5%	Y
EISENMANN, CHARLES RICHARD	DIRECTOR OF CLIENT SERVICES, CROP	01/2005	Under 5%	Y
HESS, DAVID PAUL	CCO	03/2005	Under 5%	N
GREGG, KEITH EDWARD	CHIEF SALES OFFICER	10/2005	Under 5%	Y

*Control Person: Control means the power, directly or indirectly, to direct the management or policies of Dunham, whether through ownership of securities, by contract, or otherwise. Each officer, partner, or director exercising executive responsibility (or persons having similar status or functions), or any entity having the right to vote 25% or more of a class of Dunham’s securities or has the right to receive 25% or more of the capital of Dunham upon dissolution, is presumed to be a control person of Dunham.

** SROP = Senior Registered Options Principal; CROP = Compliance Registered Options Principal

Administrator.  Gemini Fund Services, LLC, 450 Wireless Boulevard, Suite 205, Hauppauge, New York 11788 serves as Administrator to the Funds.

OTHER MATTERS

The Trust does not intend to hold Annual Meetings of Shareholders except to the extent that such meetings may be required under the 1940 Act or state law.  Shareholders who wish to submit proposals for inclusion in the Proxy Statement for a subsequent shareholder meeting should send their written proposals to the Trust at its principal office within a reasonable time before such meeting.

No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment of the Meeting, the persons named in the enclosed Proxy will vote thereon according to their best judgment.

PROXY DELIVERY

If you and another shareholder share the same address, the Trust may only send one proxy statement unless you or the other shareholder(s) request otherwise.  Call or write to the Trust if you wish to receive a separate copy of the proxy statement, and the Trust will promptly mail a copy to you.  You may also call or write to the Trust if you wish to receive a separate proxy in the future, or if you are receiving multiple copies now, and wish to receive a single copy in the future.  For such requests, call   1-877-556-3730, or write the Trust’s transfer agent, Gemini Fund Services, LLC, 4020 South 147th Street, Suite 2, Omaha, Nebraska 68137.

BY ORDER OF THE BOARD OF TRUSTEES

/s/ Brian Nielsen

_____________________________

Brian Nielsen, Secretary

Dated: May 26, 2006

SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO COMPLETE THE ENCLOSED PROXY CARD(S)  AND RETURN IT IN THE ENCLOSED ENVELOPE, NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES, OR, BY TELEPHONE, BY CALLING 1-800-434-3719 OR, VIA THE INTERNET, AT WWW.myproxyonline.com/ dunhamfunds.

THE TRUST WILL FURNISH, WITHOUT CHARGE, COPIES OF THE DUNHAM FUNDS’ SEMI-ANNUAL REPORT TO SHAREHOLDERS DATED APRIL 30, 2006, WHEN AVAILABLE, TO ANY SHAREHOLDER UPON REQUEST. THE DUNHAM FUNDS’ FUTURE ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS MAY BE OBTAINED FROM THE TRUST BY CALLING THE ADVISER AT 1- 800-442-4358.

APPENDIX A

(PROPOSAL 1)

THE DUNHAM FUNDS

SUB-ADVISORY AGREEMENT

     AGREEMENT among DUNHAM & ASSOCIATES INVESTMENT COUNSEL, INC., a California corporation (the "Adviser"), ADVISORONE FUNDS, a Delaware statutory trust (the “Trust”) on behalf of its series The Dunham Real Estate Stock Fund (the “Fund”), and DENVER INVESTMENT ADVISORS, LLC, a State of Colorado Limited Liability Corporation (the "Sub-Adviser") (each a “Party,” and together, the “Parties”).

     WHEREAS, the Adviser and the Sub-Adviser are registered with the Securities and Exchange Commission (“SEC”) as investment advisers under the Investment Advisers Act of 1940, as amended (the "Advisers Act") and engage in the business of providing investment management services; and

     WHEREAS, the Adviser has entered into an Investment Advisory Agreement dated September 23, 2004 (the "Advisory Agreement") with the Trust, a Delaware business trust registered with the SEC as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), currently consisting of several separate series of shares (each a “Series”), each having its own investment objectives and policies and which is authorized to create more Series, and each of which may be issued in one or more classes; and

     WHEREAS, the Advisory Agreement permits the Adviser, subject to the supervision and direction of the Trust's Board of Trustees, to delegate certain of its duties under the Advisory Agreement to other investment advisers, subject to the requirements of the 1940 Act; and

     WHEREAS, the Adviser desires to retain Sub-Adviser to assist it in the provision of a continuous investment program for that portion of the assets of one or more of the Trust's Series listed on Exhibit A hereto (as the same may be amended from time to time by mutual written consent of the Parties)(each, a "Fund"; collectively, the “Funds”), which assets the Adviser may from time to time assign to the Sub-Adviser (the "Sub-Adviser Assets"), and the Sub-Adviser is willing to render such services subject to the terms and conditions set forth in this Agreement.

     NOW, THEREFORE, in consideration of mutual covenants recited below, the Parties agree and promise as follows:

     1.  Appointment as Sub-Adviser.  The Adviser hereby retains the Sub-Adviser to act as investment adviser for and to manage the Sub-Adviser Assets, subject to the supervision of the Adviser and the Board of Trustees of the Trust (“Board”) and subject to the terms of this Agreement; and the Sub-Adviser hereby accepts such employment.  In such capacity, the Sub-Adviser shall be responsible for the investment management of the Sub-Adviser Assets.  The Sub-Adviser agrees to exercise the same skill and care in performing its services under this Agreement as the Sub-Adviser exercises in performing similar services with respect to other fiduciary accounts for which the Sub-Adviser has investment responsibilities.

     2. Duties of Sub-Adviser.

          (a) Investments.  The Sub-Adviser is hereby authorized and directed and hereby agrees, subject to the stated investment policies and restrictions of each Fund as set forth in such Fund's prospectus and statement of additional information as currently in effect and as supplemented or amended from time to time (collectively referred to as the "Prospectus") and subject to the directions of the Adviser and the Trust's Board of Trustees, as may be amended from time to time, to purchase, hold and sell investments for the Sub-Adviser Assets and to monitor on a continuous basis the performance of the Sub-Adviser Assets.  In providing these services, the Sub-Adviser will conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Sub-Adviser Assets.  The Adviser agrees to provide the Sub-Adviser information concerning a Fund, its assets available or to become available for investment, and generally as to the conditions of a Fund's or the Trust's affairs.

          (b) Compliance with Applicable Laws and Governing Documents.  In the performance of its duties and obligations under this Agreement, the Sub-Adviser shall with respect to Sub-Adviser Assets, act in conformity with the Trust's Declaration of Trust and By-Laws, the Prospectus(es), and with the instructions and directions received in writing from the Adviser or the Board and will conform to and comply with the requirements of the 1940 Act, the Advisers Act, the Internal Revenue Code of 1986, as amended (the "Code"), and all other applicable federal and state laws and regulations.  The Adviser will provide the Sub-Adviser with a copy of the minutes of the meetings of the Board to the extent they may affect a Fund or the duties of the Sub-Adviser, and with the copies of any financial statements or reports made by a Fund to its shareholders, and any further materials or information which the Sub-Adviser may reasonably request to enable it to perform its functions under this Agreement.

The Adviser hereby agrees that it will cause the Trust to agree that no shares of any Fund whose assets consist at any time of Sub-Adviser Assets will be marketed or knowingly sold to any plan established or which is tax-exempt under Section 457 of the Code (Governmental Plans).

The Adviser will provide the Sub-Adviser with reasonable (30 days) advance notice, in writing, of any change in a Fund's investment objectives, policies and restrictions as stated in the Prospectus, and the Sub-Adviser shall, in the performance of its duties and obligations under this Agreement, manage the Sub-Adviser Assets consistent with such changes, provided the Sub-Adviser has received such prior notice of the effectiveness of such changes from the Trust or the Adviser.  In addition to such notice, the Adviser shall provide to the Sub-Adviser a copy of a modified Prospectus reflecting such changes.  The Sub-Adviser will at all times comply with all disclosure requirements under all applicable federal and state laws and regulations relating to the Trust or a Fund with respect to the Sub-Adviser Assets, and as to the accuracy of material information furnished in writing by the Sub-Adviser to the Trust, to the Fund or to the Adviser specifically for inclusion in the Prospectus.

The Sub-Adviser hereby agrees to provide to the Adviser in a timely manner, in writing, such information relating to the Sub-Adviser and its relationship to, and actions for, a Fund as may be required to be contained in the Prospectus or in the Trust's registration statement on Form N-1A, as the same may be amended from time to time (“Registration Statement”).

The Adviser shall provide the Sub-Adviser with complete copies of each Registration Statement, application for exemptive relief, request for no-action relief or any order or response thereafter made with the SEC or the Internal  Revenue Service with respect to the Trust, Sub-Adviser Assets, or any Fund that has Sub-Adviser Assets, promptly after each filing or document is made or submitted.

          (c) Voting of Proxies.  The Sub-Adviser shall have the power to vote, either in person or by proxy, all securities in which the Sub-Adviser Assets may be invested from time to time, and shall not be required to seek instructions from the Adviser, the Trust or a Fund.  At the request of the Trust, the Sub-Adviser shall provide its recommendations as to the voting of such proxies.  If both the Sub-Adviser and another entity managing assets of a Fund have invested in the same security, the Sub-Adviser and such other entity will each have the power to vote those shares of such security over which it has investment discretion.  The Sub-Adviser agrees to provide such assistance as may be necessary or appropriate to enable the Adviser and the Trust to prepare and timely file with the SEC any required disclosures of Sub-Adviser’s proxy voting policies and procedures and Sub-Adviser’s voting record with respect to Sub-Adviser Assets.

          (d) Agent.  Subject to any other written instructions of the Adviser or the Trust, the Sub-Adviser is hereby appointed the Adviser's and the Trust's agent and attorney-in-fact for the limited purposes of executing account documentation, agreements, contracts and other documents as the Sub-Adviser shall be requested by brokers, dealers, counterparties and other persons in connection with its management of the Sub-Adviser Assets, provided that the Sub-Adviser's actions in executing such documents shall comply with federal and state rules and  regulations, this Agreement, and the Trust's governing documents.  The Sub-Adviser agrees to provide the Adviser and the Trust with copies of any such agreements intended to be executed on behalf of the Adviser or the Trust, prior to the execution thereof.

          (e) Brokerage.  The Sub-Adviser will place orders pursuant to the Sub-Adviser's investment determinations for a Fund either directly with the issuer or with any broker or dealer including any affiliated broker-dealer of the Sub-Adviser; provided, however, that in executing portfolio transactions and selecting brokers or dealers, the Sub-Adviser will use its best efforts to seek on behalf of a Fund the best overall execution available.  In assessing the best overall terms available for any transaction, the Sub-Adviser shall consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis.  In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction the Sub-Adviser may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to a Fund and/or other accounts over which the Sub-Adviser may exercise investment discretion.  The Sub-Adviser is authorized, subject to the approval of the Board, to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for any of the Funds that is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of that particular transaction or in terms of the overall responsibilities of the Sub-Adviser to a Fund.

          (f) Securities Transactions.  In no instance, however, will any Fund's portfolio securities be purchased from or sold to the Adviser, the Sub-Adviser, the Trust's principal underwriter, or any affiliated person of either the Trust, the Adviser, the Sub-Adviser or the Trust's principal underwriter, acting as principal in the transaction, except to the extent permitted by the SEC and the 1940 Act.

The Sub-Adviser, including its Access Persons (as defined in subsection (e) of Rule 17j-1 under the 1940 Act), agrees to observe and comply with Rule 17j-1 and its Code of Ethics (which shall comply in all material respects with Rule 17j-1), as the same may be amended from time to time.  On at least an annual basis, the Sub-Adviser will comply with the reporting requirements of Rule 17j-1, which may include either (i) certifying to the Adviser that the Sub-Adviser and its Access Persons have complied with the Sub-Adviser's Code of Ethics with respect to the Sub-Adviser Assets, or (ii) identifying any violations which have occurred with respect to the Sub-Adviser Assets and (iii) certifying that it has adopted procedures reasonably necessary to prevent Access Persons from violating the Sub-Adviser's Code of Ethics.  The Sub-Adviser will also submit its Code of Ethics for its initial approval by the Board of Trustees and subsequently within six months of any material change of thereto.

The Sub-Adviser agrees to observe and comply with Rule 206(4)-7 of the Advisers Act and Rule 38a-1 of the Investment Company Act, as the same may be amended from time to time.  On at least an annual basis, the Sub-Adviser will comply with the review requirements of Rule 206(4)-7, which may include (i) certifying to the Adviser that the Sub-Adviser has complied with it’s own compliance policies and procedures, (ii) identifying any violations which have occurred with respect to the Sub-Adviser’s compliance policies and procedures and (iii) certifying that it has adopted or amended the policies and procedures to prevent future violations of the Sub-Adviser's compliance policies and procedures.  The Sub-Adviser will also submit its compliance policies and procedures for its initial approval by the Board and subsequently within six months of any material change of thereto.

          (g) Books and Records.  The Sub-Adviser shall maintain separate detailed records of all matters pertaining to the Sub-Adviser Assets, including, without limitation, brokerage and other records of all securities transactions.  Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the 1940 Act which are prepared or maintained by the Sub-Adviser on behalf of the Trust are the property of the Trust and will be surrendered promptly to the Trust on request.  The Sub-Adviser further agrees to preserve for the periods prescribed in Rule 31a-2 under the 1940 Act the records required to be maintained under Rule 31a-1 under the 1940 Act.

          (h) Information Concerning Sub-Adviser Assets and the Sub-Adviser.  From time to time as the Adviser, and any consultants designated by the Adviser, or the Trust may request, the Sub-Adviser will furnish the requesting party reports on portfolio transactions and reports on Sub-Adviser Assets held in the portfolio, all in such detail as the Adviser, its consultant(s) or the Trust may reasonably request.  The Sub-Adviser also will inform the Adviser in a timely manner of material changes in portfolio managers responsible for Sub-Adviser Assets, any changes in the ownership or management of the Sub-Adviser, or of material changes in the control of the Sub-Adviser.  Upon reasonable request, the Sub-Adviser will make available its officers and employees to meet with the Trust's Board to review the Sub-Adviser Assets.

The Sub-Adviser also will provide such information or perform such additional acts as are customarily performed by a Sub-Adviser and may be required for a Fund or the Adviser to comply with their respective obligations under applicable laws, including, without limitation, the Code, the 1940 Act, the Advisers Act, the Securities Act of 1933, as amended (the "Securities Act") and any federal or state securities laws, and any rule or regulation thereunder.

          (i) Custody Arrangements.  The Sub-Adviser shall on each business day provide the Adviser, its consultant(s), and the Trust's custodian such information as the Adviser, consultant(s) and the Trust's custodian may reasonably request relating to all transactions concerning the Sub-Adviser Assets.

          (j) Historical Performance Information.  To the extent agreed upon by the Parties, the Sub-Adviser will provide the Trust with historical performance information on similarly managed investment companies or for other accounts to be included in the Prospectus or for any other uses permitted by applicable law.

     3. Independent Contractor.  In the performance of its duties hereunder, the Sub-Adviser is and shall be an independent contractor and unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent a Fund, the Trust or the Adviser in any way or otherwise be deemed an agent of a Fund, the Trust or the Adviser.

     4. Expenses.  During the term of this Agreement, Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the costs of securities, commodities and other investments (including brokerage commissions and other transaction charges, if any) purchased or otherwise acquired, or sold or otherwise disposed of for a Fund.  The Sub-Adviser shall, at its sole expense, employ or associate itself with such persons as it believes to be particularly fitted to assist it in the execution of its duties under this Agreement.  The Trust or the Adviser, as the case may be, shall reimburse the Sub-Adviser for any expenses as may be reasonably incurred by the Sub-Adviser, at the request of and on behalf of a Fund or the Adviser.  The Sub-Adviser shall keep and supply to the Trust and the Adviser reasonable records of all such expenses.

     5. Compensation.  For the services provided and the expenses assumed with respect to a Fund pursuant to this Agreement, the Sub-Adviser will be entitled to the fee listed for the Fund(s) on Exhibit A.  Such fees will be computed daily and payable in arrears no later than the seventh (7th) business day following the end of each month, from the Trust on behalf of the Fund(s), calculated at an annual rate based on the Sub-Adviser Assets' average daily net assets.

If this Agreement is terminated prior to the end of any calendar month, the fee shall be prorated for the portion of any month in which this Agreement is in effect according to the proportion which the number of calendar days, during which this Agreement is in effect, bears to the number of calendar days in the month, and shall be payable within 10 days after the date of termination.

     6. Representations and Warranties of the Sub-Adviser.  The Sub-Adviser represents and warrants to the Adviser and the Trust as follows:

          (a) The Sub-Adviser is and will remain registered as an Investment Adviser under the Advisers Act to the extent required thereby;

          (b) The Sub-Adviser is a Limited Liability Company duly organized and validly existing under the laws of the state of Colorado, with the power to own and possess its assets and carry on its business as it is now being conducted;

          (c) The execution, delivery and performance by the Sub-Adviser of this Agreement are within the Sub-Adviser's powers and have been duly authorized by all necessary action on the part of its Board of Directors and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Sub-Adviser for the execution, delivery and performance by the Sub-Adviser of this Agreement, and the execution, delivery and performance by the Sub-Adviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or  regulation, (ii) the Sub-Adviser's governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Sub-Adviser; and

          (d) The Form ADV of the Sub-Adviser previously provided to the Adviser (a copy of which is attached as Exhibit B to this Agreement) is a true and complete copy of the form as currently filed with the SEC and the information contained therein is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they are made, not misleading.  The Sub-Adviser will promptly provide the Adviser and the Trust with a complete copy of all subsequent amendments to its Form ADV.

     7. Representations and Warranties of the Adviser.  The Adviser represents and warrants to the Sub-Adviser and the Trust as follows:

          (a) The Adviser is and will remain registered as an investment adviser under the Advisers Act to the extent required thereby;

          (b) The Adviser is a corporation duly organized and validly existing under the laws of the State of California with the power to own and possess its assets and carry on its business as it is now being conducted;

          (c) The execution, delivery and performance by the Adviser of this Agreement are within the Adviser's powers and have been duly authorized by all necessary action on the part of its Board of Directors, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Adviser for the execution, delivery and performance by the Adviser of this Agreement, and the execution, delivery and performance by the Adviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Adviser's governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Adviser;

          (d) The Form ADV of the Adviser as provided to the Sub-Adviser is a true and complete copy of the form as currently filed with the SEC and the information contained therein is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading;

          (e) The Adviser shall provide to the Sub-Adviser a complete copy of each amendment to its Form ADV.

          (f)  The Adviser confirms that not less than forty-eight hours prior to entering into this Agreement, the Sub-Adviser  has delivered to the Adviser a document designated as "Form ADV-Part II (a copy of which is attached as Exhibit B)".  The Sub-Adviser has advised the Adviser that it has made such delivery pursuant to the requirement of federal law that the Sub-Adviser deliver a written disclosure statement of this nature to the Adviser prior to its execution of this Agreement.  The Adviser acknowledges that it has reviewed and understood the disclosure in such Form ADV-Part II; and

          (g) The Adviser and the Trust have duly entered into the Advisory Agreement pursuant to which the Trust authorized the Adviser to enter into this Agreement.

     8.  Use of Sub-Adviser’s Name and Logo.  During the term of this Agreement, the Adviser and the Trust shall have the non-exclusive and non-transferable right to use Sub-Adviser’s name and logo in all materials relating to the Funds, including all prospectuses, proxy statements, reports to shareholders, sales literature and other written materials prepared for distribution to shareholders of the Series or the public.  Neither the Fund nor the Adviser shall use the Sub-Adviser’s name or logo in promotional or sales related materials prepared by or on behalf of the Adviser or the Fund, without submission to the Sub-Adviser.  Upon termination of this Agreement, the Fund and the Adviser shall forthwith cease to use such names (and logo), except as provided for herein.

     9. Survival of Representations and Warranties; Duty to Update Information.  All representations and warranties made by the Sub-Adviser and the Adviser pursuant to Sections 6 and 7, respectively, shall survive for the duration of this Agreement and the parties hereto shall promptly notify each other in writing upon becoming aware that any of the foregoing representations and warranties are no longer true.

     10. Liability and Indemnification.

          (a) Liability.  The duties of the Sub-Adviser shall be confined to those expressly set forth herein, with respect to the Sub-Adviser Assets.  The Sub-Adviser shall not be liable for any loss arising out of any portfolio investment or disposition hereunder, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder, except as may otherwise be provided under provisions of applicable state law which cannot be waived or modified hereby.

          (b) Indemnification.  The Sub-Adviser shall indemnify the Adviser, the Trust and each Fund, and their respective affiliates and controlling persons for any liability and expenses, including reasonable attorneys' fees, which the Adviser, the Trust or a Fund and their respective affiliates and controlling persons may sustain as a result of the Sub-Adviser's willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law.  Notwithstanding any other provision in this Agreement, the Sub-Adviser, in addition to its other indemnification obligations hereunder, will indemnify the Adviser, the Trust and each Fund, and their respective affiliates and controlling persons for any liability and expenses, including reasonable attorneys' fees, to which they may be subjected as a result of their reliance upon and use of the historical performance calculations provided by the Sub-Adviser concerning the Sub-Adviser's composite account data or historical performance information on similarly managed investment companies or accounts, except that the Adviser, the Trust and each Fund and their respective affiliated persons and control persons shall not be indemnified for a loss or expense resulting from their negligence or willful misconduct in using such numbers.

The Adviser shall indemnify the Sub-Adviser, its affiliates and its control persons (who are not shareholders of the Trust), for any liability and expenses, including reasonable attorneys' fees, howsoever arising from, or in connection with, the Adviser's breach of this Agreement or its representations and warranties herein or a violation of applicable law; provided, however, that the Sub-Adviser shall not be indemnified for any liability or expenses which may be sustained as a result of the Sub-Adviser's willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law.

     11. Duration and Termination.

          (a) Duration.  This Agreement, unless sooner terminated as provided herein, shall remain in effect from the date of execution or, if  later, the date the initial capital to a Fund of the Trust is first provided (the "Effective Date."), until two years from the Effective Date, and thereafter, for periods of one year so long as such continuance thereafter is specifically approved at least annually (1) by the vote of a majority of those Trustees of the Trust who are not interested persons of any Party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (2) by the Trustees of the Trust, or by the vote of a majority of the outstanding voting securities of each Fund (except as such vote may be unnecessary pursuant to relief granted by an exemptive order from the SEC).  The foregoing requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder.

          (b) Termination.  This Agreement may be terminated as to any Fund at any time, without the payment of any penalty by: (1) the vote of a majority of the Trustees of the Trust or by the Adviser, in each case, on not less than 30 days nor more than 60 days written notice to the Sub-Adviser, or (2) by any Party immediately upon written notice to the other Party in the event of a breach of any provision to this Agreement by such other Party, or (3) by the  Sub-Adviser at any time without the payment of any penalty, on not less than 30 days nor more than 60 days written notice to the Adviser and the Trust.

This Agreement shall not be assigned and shall terminate automatically in the event of its assignment, except as provided otherwise by any rule, exemptive relief, or no-action letter provided or pursuant to the 1940 Act, or upon the termination of the Advisory Agreement.  In the event that there is a proposed change in control of the Sub-Adviser which would act to terminate this Agreement, if a vote of shareholders to approve continuation of this Agreement is at that time deemed by counsel to the Trust to be required by the 1940 Act or any rule or regulation thereunder, Sub-Adviser agrees to assume all reasonable costs associated with soliciting shareholders of the appropriate Fund(s) of the Trust, to approve continuation of this Agreement.  Such expenses include the costs of preparation and mailing of a proxy statement, and of soliciting proxies.

This Agreement shall extend to and bind the successors and permitted assigns of the Parties.

     12. Amendment.  This Agreement may be amended by mutual written consent of the Parties, provided that the terms of any material amendment shall be approved by: (a) the Trust's Board of Trustees and (b) the vote of a majority of those Trustees of the Trust who are not interested persons of any Party to this Agreement cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law, and unless otherwise permitted pursuant to exemptive relief granted by the SEC or no-action position granted by the SEC or its staff, by a vote of the majority of a Fund's outstanding voting securities.

     13.  Limitation of Liability.  It is expressly agreed that the obligations of the Funds hereunder shall not be binding upon any of the trustees, shareholders, officers, agents or employees of Funds personally, but only bind the property of the Funds, as provided in the Trust’s Declaration of Trust.

     14. Confidentiality.  Subject to the duties of the Adviser, the Trust (and each Fund), and the Sub-Adviser to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the Parties hereto shall treat as confidential all information pertaining to a Fund and the actions of the Sub-Adviser, the Adviser, the Trust, and a Fund in respect thereof.  In accordance with Section 248.11 of Regulation S-P ( 17 CFR 248.1-248.30), Sub-Adviser will not directly, or indirectly through an affiliate, disclose, except as permitted or require by law, any non-public personal information, as defined in Reg. S-P, received from the Trust or the Adviser, regarding any shareholder, to any person that is not affiliated with the Trust or with Sub-Adviser, and, provided that, any such information disclosed to an affiliate of Sub-Adviser shall be under the same limitations on non-disclosure.

     15. Notice.  Any notice, advice or report to be given pursuant to this Agreement shall be deemed sufficient if delivered or mailed by registered, certified or overnight mail, postage prepaid addressed by the Party giving notice to the other Party at the last address furnished by the other Party:

                   (a) If to the Adviser:

Jeffrey A. Dunham, President

Dunham & Associates Investment Counsel, Inc.

P.O. Box 910309

San Diego, CA 92191

Phone: (858) 964-0500

                   (b) If to the Trust:

                                     W. Patrick Clarke, President

                                     AdvisorOne Funds

                                     4020 South 147th Street

                                     Omaha, NE 68137

                                     Phone: (402) 493-3313

                   (c) If to the Sub-Adviser:

                                     Dean A. Graves, Partner

                                     Denver Investment Advisors, LLC

                                     Seventeenth Street Plaza

                                     1225 17th Street, 26th Floor

                                     Denver, CO 80202

                                     Phone: (303) 312-5000

     16. Governing Law.  This Agreement shall be governed by the internal laws of the State of California, without regard to conflict of law principles; provided, however that nothing herein shall be construed as being inconsistent with the 1940 Act.  Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

     17. Entire Agreement.  This Agreement embodies the entire agreement and understanding between the Parties, and supersedes all prior agreements and understandings relating to this Agreement's subject matter.  This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

     18. Severability.  If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

     19. Certain Definitions.  For the purposes of this Agreement and except as otherwise provided herein, "interested person," "affiliated person," "affiliates," "controlling persons" and "assignment" shall have their respective meanings as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the SEC.

     20. Captions.  The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.

     IN WITNESS WHEREOF, the Parties hereto have executed this Agreement on the day and year first written above.

                             ADVISER

                             DUNHAM & ASSOCIATES INVESTMENT COUNSEL, INC.

                             By:  ___________________________________________

                             Name:                Jeffrey A. Dunham

                             Title:                  President

                                 Date:

                             TRUST

                             ADVISORONE FUNDS

                             By:  ___________________________________________

                             Name:                W. Patrick Clarke

                             Title:                  President

                                 Date:

                             SUB-ADVISER

                             DENVER INVESTMENT ADVISORS, LLC

                             By:  __________________________________________

                             Name:                Will Chester

                             Title:                  Partner and Executive Manager

                                 Date:

EXHIBIT A TO

SUB-ADVISORY AGREEMENT

AMONG

DUNHAM & ASSOCIATES INVESTMENT COUNSEL, INC.;

ADVISORONE FUNDS;

AND

DENVER INVSTMENT ADVISORS, LLC

Effective April 1, 2006, (or as instructed by the Adviser)

DUNHAM SMALL CAP VALUE FUND C

Ticker:  DCSVX

DUNHAM SMALL CAP VALUE FUND N

Ticker:  DNSVX

FEE SCHEDULE / COMPENSATION

Base Fee                       55 Basis Points (0.55%)

                                     (one basis point “bp” equals one hundredth of one percent)

Fulcrum Fee                The performance fee of the fund will vary by up to +/- 55bps (0.55%) and shall be added to or subtracted from the base fee to arrive at the fulcrum fee.  The comparative index is the Russell 2000 Value Index (the “Index”).  The performance fee will be derived from a comparison of the net return of the fund’s Class N shares  to that of the Index. The performance fee will increase/decrease by 1bp (0.01%) for each 4.54bps (0.0454%) of outperformance/underperformance of the Index; i.e., the fee will increase/decrease by approximately 22% of the difference in performance.  There will be no adjustment from the base fee if the fund performs within the “null zone” defined as +/- 0.25% relative to the benchmark. The lowest possible fee is 0.00% (0.55% base fee minus 0.55% performance fee) should the sub-adviser underperform the Index by 2.5%.  The highest possible fee is 1.10% (0.55% base fee plus 0.55% performance fee) should the sub-adviser outperform the Index by 2.5%.  For fund returns equal to or within +/- 25 bps (0.25%) of the Index, the total fee will be the base fee of 0.55% (no performance fee added or subtracted).

                                    In the first twelve months of this contract, the fulcrum/performance fee will be accrued daily, based on the Fund’s average daily net assets to date, and the performance of the Fund versus the Index to date, on the day of calculation.  However, no payment will be made until the end of the 12th month, when the accumulated fulcrum fee will be paid in a lump sum.  Beginning in the thirteenth month of this contract, and each subsequent month, the fulcrum/performance fee will accrue daily and be paid monthly, based on the Fund’s average daily net assets, and performance against the Index, over the prior rolling 12-month period.

                                    In addition to the above, Denver has agreed to a 25bps (0.25%) waiver (reduction) for the first twelve months. The waiver will reduce the total potential fee by 25bps (0.25%), imposing a voluntary cap at 85bps (0.85%).  In any instance where the waiver is greater than or equal to the amount of the fulcrum fee earned by the sub-adviser, the sub-adviser will receive no payment, nor will the sub-adviser ever owe any payment to the Fund as a result of fee waivers.

The Fee Table below illustrates how the fulcrum fee is calculated:

	Cumulative Twelve Month Return Versus Index	Performance Fee Adjustment		Total Sub-Advisory Fee Payable to Denver Investment Advisors LLC[1]
2.50%	or more greater than index	Base Fee plus	0.55%	1.100%
2.35%	greater than index	Base Fee plus	0.52%	1.067%
2.20%	greater than index	Base Fee plus	0.48%	1.034%
2.05%	greater than index	Base Fee plus	0.45%	1.001%
1.90%	greater than index	Base Fee plus	0.42%	0.968%
1.75%	greater than index	Base Fee plus	0.39%	0.935%
1.60%	greater than index	Base Fee plus	0.35%	0.902%
1.45%	greater than index	Base Fee plus	0.32%	0.869%
1.30%	greater than index	Base Fee plus	0.29%	0.836%
1.15%	greater than index	Base Fee plus	0.25%	0.803%
1.00%	greater than index	Base Fee plus	0.22%	0.770%
0.85%	greater than index	Base Fee plus	0.19%	0.737%
0.70%	greater than index	Base Fee plus	0.15%	0.704%
0.55%	greater than index	Base Fee plus	0.12%	0.671%
0.40%	greater than index	Base Fee plus	0.09%	0.638%
0.26%	greater than index	Base Fee plus	0.06%	0.607%
0.25%	greater than index	Base Fee		0.550%
Even with Index		Base Fee		0.550%
0.25%	less than index	Base Fee		0.550%
0.26%	less than index	Base Fee less	0.06%	0.493%
0.40%	less than index	Base Fee less	0.09%	0.462%
0.55%	less than index	Base Fee less	0.12%	0.429%
0.70%	less than index	Base Fee less	0.15%	0.396%
0.85%	less than index	Base Fee less	0.19%	0.363%
1.00%	less than index	Base Fee less	0.22%	0.330%
1.15%	less than index	Base Fee less	0.25%	0.297%
1.30%	less than index	Base Fee less	0.29%	0.264%
1.45%	less than index	Base Fee less	0.32%	0.231%
1.60%	less than index	Base Fee less	0.35%	0.198%
1.75%	less than index	Base Fee less	0.39%	0.165%
1.90%	less than index	Base Fee less	0.42%	0.132%
2.05%	less than index	Base Fee less	0.45%	0.099%
2.20%	less than index	Base Fee less	0.48%	0.066%
2.35%	less than index	Base Fee less	0.52%	0.033%
2.50%	or more less than index	Base Fee less	0.55%	0.000%

[1]Denver Investment Advisors LLC has agreed to a Base Fee Waiver of 25 bps for 12 months.

EXHIBIT B

DENVER INVESTMENT ADVISORS, LLC

FORM ADV

APPENDIX B

(PROPOSAL 2)

THE DUNHAM FUNDS

SUB-ADVISORY AGREEMENT

     AGREEMENT among DUNHAM & ASSOCIATES INVESTMENT COUNSEL, INC., a California corporation (the "Adviser"), ADVISORONE FUNDS, a Delaware statutory trust (the “Trust”) on behalf of its series The Dunham Real Estate Stock Fund (the “Fund”), and LEE MUNDER INVESTMENTS LTD, a State of Florida Partnership (the "Sub-Adviser") (each a “Party,” and together, the “Parties”).

     WHEREAS, the Adviser and the Sub-Adviser are registered with the Securities and Exchange Commission (“SEC”) as investment advisers under the Investment Advisers Act of 1940, as amended (the "Advisers Act") and engage in the business of providing investment management services; and

     WHEREAS, the Adviser has entered into an Investment Advisory Agreement dated September 23, 2004 (the "Advisory Agreement") with the Trust, a Delaware business trust registered with the SEC as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), currently consisting of several separate series of shares (each a “Series”), each having its own investment objectives and policies and which is authorized to create more Series, and each of which may be issued in one or more classes; and

     WHEREAS, the Advisory Agreement permits the Adviser, subject to the supervision and direction of the Trust's Board of Trustees, to delegate certain of its duties under the Advisory Agreement to other investment advisers, subject to the requirements of the 1940 Act; and

     WHEREAS, the Adviser desires to retain Sub-Adviser to assist it in the provision of a continuous investment program for that portion of the assets of one or more of the Trust's Series listed on Exhibit A hereto (as the same may be amended from time to time by mutual written consent of the Parties)(each, a "Fund"; collectively, the “Funds”), which assets the Adviser may from time to time assign to the Sub-Adviser (the "Sub-Adviser Assets"), and the Sub-Adviser is willing to render such services subject to the terms and conditions set forth in this Agreement.

     NOW, THEREFORE, in consideration of mutual covenants recited below, the Parties agree and promise as follows:

     1.  Appointment as Sub-Adviser.  The Adviser hereby retains the Sub-Adviser to act as investment adviser for and to manage the Sub-Adviser Assets, subject to the supervision of the Adviser and the Board of Trustees of the Trust (“Board”) and subject to the terms of this Agreement; and the Sub-Adviser hereby accepts such employment.  In such capacity, the Sub-Adviser shall be responsible for the investment management of the Sub-Adviser Assets.  The Sub-Adviser agrees to exercise the same skill and care in performing its services under this Agreement as the Sub-Adviser exercises in performing similar services with respect to other fiduciary accounts for which the Sub-Adviser has investment responsibilities.

     2. Duties of Sub-Adviser.

          (a) Investments.  The Sub-Adviser is hereby authorized and directed and hereby agrees, subject to the stated investment policies and restrictions of each Fund as set forth in such Fund's prospectus and statement of additional information as currently in effect and as supplemented or amended from time to time (collectively referred to as the "Prospectus") and subject to the directions of the Adviser and the Trust's Board of Trustees, as may be amended from time to time, to purchase, hold and sell investments for the Sub-Adviser Assets and to monitor on a continuous basis the performance of the Sub-Adviser Assets.  In providing these services, the Sub-Adviser will conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Sub-Adviser Assets.  The Adviser agrees to provide the Sub-Adviser information concerning a Fund, its assets available or to become available for investment, and generally as to the conditions of a Fund's or the Trust's affairs.

          (b) Compliance with Applicable Laws and Governing Documents.  In the performance of its duties and obligations under this Agreement, the Sub-Adviser shall with respect to Sub-Adviser Assets, act in conformity with the Trust's Declaration of Trust and By-Laws, the Prospectus(es), and with the instructions and directions received in writing from the Adviser or the Board and will conform to and comply with the requirements of the 1940 Act, the Advisers Act, the Internal Revenue Code of 1986, as amended (the "Code"), and all other applicable federal and state laws and regulations.  The Adviser will provide the Sub-Adviser with a copy of the minutes of the meetings of the Board to the extent they may affect a Fund or the duties of the Sub-Adviser, and with the copies of any financial statements or reports made by a Fund to its shareholders, and any further materials or information which the Sub-Adviser may reasonably request to enable it to perform its functions under this Agreement.

The Adviser hereby agrees that it will cause the Trust to agree that no shares of any Fund whose assets consist at any time of Sub-Adviser Assets will be marketed or knowingly sold to any plan established or which is tax-exempt under Section 457 of the Code (Governmental Plans).

The Adviser will provide the Sub-Adviser with reasonable (30 days) advance notice, in writing, of any change in a Fund's investment objectives, policies and restrictions as stated in the Prospectus, and the Sub-Adviser shall, in the performance of its duties and obligations under this Agreement, manage the Sub-Adviser Assets consistent with such changes, provided the Sub-Adviser has received such prior notice of the effectiveness of such changes from the Trust or the Adviser.  In addition to such notice, the Adviser shall provide to the Sub-Adviser a copy of a modified Prospectus reflecting such changes.  The Sub-Adviser will at all times comply with all disclosure requirements under all applicable federal and state laws and regulations relating to the Trust or a Fund with respect to the Sub-Adviser Assets, and as to the accuracy of material information furnished in writing by the Sub-Adviser to the Trust, to the Fund or to the Adviser specifically for inclusion in the Prospectus.

The Sub-Adviser hereby agrees to provide to the Adviser in a timely manner, in writing, such information relating to the Sub-Adviser and its relationship to, and actions for, a Fund as may be required to be contained in the Prospectus or in the Trust's registration statement on Form N-1A, as the same may be amended from time to time (“Registration Statement”).

The Adviser shall provide the Sub-Adviser with complete copies of each Registration Statement, application for exemptive relief, request for no-action relief or any order or response thereafter made with the SEC or the Internal  Revenue Service with respect to the Trust, Sub-Adviser Assets, or any Fund that has Sub-Adviser Assets, promptly after each filing or document is made or submitted.

          (c) Voting of Proxies.  The Sub-Adviser shall have the power to vote, either in person or by proxy, all securities in which the Sub-Adviser Assets may be invested from time to time, and shall not be required to seek instructions from the Adviser, the Trust or a Fund.  At the request of the Trust, the Sub-Adviser shall provide its recommendations as to the voting of such proxies.  If both the Sub-Adviser and another entity managing assets of a Fund have invested in the same security, the Sub-Adviser and such other entity will each have the power to vote those shares of such security over which it has investment discretion.  The Sub-Adviser agrees to provide such assistance as may be necessary or appropriate to enable the Adviser and the Trust to prepare and timely file with the SEC any required disclosures of Sub-Adviser’s proxy voting policies and procedures and Sub-Adviser’s voting record with respect to Sub-Adviser Assets.

          (d) Agent.  Subject to any other written instructions of the Adviser or the Trust, the Sub-Adviser is hereby appointed the Adviser's and the Trust's agent and attorney-in-fact for the limited purposes of executing account documentation, agreements, contracts and other documents as the Sub-Adviser shall be requested by brokers, dealers, counterparties and other persons in connection with its management of the Sub-Adviser Assets, provided that the Sub-Adviser's actions in executing such documents shall comply with federal and state rules and  regulations, this Agreement, and the Trust's governing documents.  The Sub-Adviser agrees to provide the Adviser and the Trust with copies of any such agreements intended to be executed on behalf of the Adviser or the Trust, prior to the execution thereof.

          (e) Brokerage.  The Sub-Adviser will place orders pursuant to the Sub-Adviser's investment determinations for a Fund either directly with the issuer or with any broker or dealer including any affiliated broker-dealer of the Sub-Adviser; provided, however, that in executing portfolio transactions and selecting brokers or dealers, the Sub-Adviser will use its best efforts to seek on behalf of a Fund the best overall execution available.  In assessing the best overall terms available for any transaction, the Sub-Adviser shall consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis.  In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction the Sub-Adviser may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to a Fund and/or other accounts over which the Sub-Adviser may exercise investment discretion.  The Sub-Adviser is authorized, subject to the approval of the Board, to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for any of the Funds that is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of that particular transaction or in terms of the overall responsibilities of the Sub-Adviser to a Fund.

          (f) Securities Transactions.  In no instance, however, will any Fund's portfolio securities be purchased from or sold to the Adviser, the Sub-Adviser, the Trust's principal underwriter, or any affiliated person of either the Trust, the Adviser, the Sub-Adviser or the Trust's principal underwriter, acting as principal in the transaction, except to the extent permitted by the SEC and the 1940 Act.

The Sub-Adviser, including its Access Persons (as defined in subsection (e) of Rule 17j-1 under the 1940 Act), agrees to observe and comply with Rule 17j-1 and its Code of Ethics (which shall comply in all material respects with Rule 17j-1), as the same may be amended from time to time.  On at least an annual basis, the Sub-Adviser will comply with the reporting requirements of Rule 17j-1, which may include either (i) certifying to the Adviser that the Sub-Adviser and its Access Persons have complied with the Sub-Adviser's Code of Ethics with respect to the Sub-Adviser Assets, or (ii) identifying any violations which have occurred with respect to the Sub-Adviser Assets and (iii) certifying that it has adopted procedures reasonably necessary to prevent Access Persons from violating the Sub-Adviser's Code of Ethics.  The Sub-Adviser will also submit its Code of Ethics for its initial approval by the Board of Trustees and subsequently within six months of any material change of thereto.

The Sub-Adviser agrees to observe and comply with Rule 206(4)-7 of the Advisers Act and Rule 38a-1 of the Investment Company Act, as the same may be amended from time to time.  On at least an annual basis, the Sub-Adviser will comply with the review requirements of Rule 206(4)-7, which may include either (i) certifying to the Adviser that the Sub-Adviser has complied with the it’s own compliance policies and procedures, (ii) identifying any violations which have occurred with respect to the Sub-Adviser’s compliance policies and procedures and (iii) certifying that it has adopted or amended the policies and procedures to prevent future violations of the Sub-Adviser's compliance policies and procedures.  The Sub-Adviser will also submit its compliance policies and procedures for its initial approval by the Board and subsequently within six months of any material change of thereto.

          (g) Books and Records.  The Sub-Adviser shall maintain separate detailed records of all matters pertaining to the Sub-Adviser Assets, including, without limitation, brokerage and other records of all securities transactions.  Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the 1940 Act which are prepared or maintained by the Sub-Adviser on behalf of the Trust are the property of the Trust and will be surrendered promptly to the Trust on request.  The Sub-Adviser further agrees to preserve for the periods prescribed in Rule 31a-2 under the 1940 Act the records required to be maintained under Rule 31a-1 under the 1940 Act.

          (h) Information Concerning Sub-Adviser Assets and the Sub-Adviser.  From time to time as the Adviser, and any consultants designated by the Adviser, or the Trust may request, the Sub-Adviser will furnish the requesting party reports on portfolio transactions and reports on Sub-Adviser Assets held in the portfolio, all in such detail as the Adviser, its consultant(s) or the Trust may reasonably request.  The Sub-Adviser also will inform the Adviser in a timely manner of material changes in portfolio managers responsible for Sub-Adviser Assets, any changes in the ownership or management of the Sub-Adviser, or of material changes in the control of the Sub-Adviser.  Upon reasonable request, the Sub-Adviser will make available its officers and employees to meet with the Trust's Board to review the Sub-Adviser Assets.

The Sub-Adviser also will provide such information or perform such additional acts as are customarily performed by a Sub-Adviser and may be required for a Fund or the Adviser to comply with their respective obligations under applicable laws, including, without limitation, the Code, the 1940 Act, the Advisers Act, the Securities Act of 1933, as amended (the "Securities Act") and any federal or state securities laws, and any rule or regulation thereunder.

          (i) Custody Arrangements.  The Sub-Adviser shall on each business day provide the Adviser, its consultant(s), and the Trust's custodian such information as the Adviser, consultant(s) and the Trust's custodian may reasonably request relating to all transactions concerning the Sub-Adviser Assets.

          (j) Historical Performance Information.  To the extent agreed upon by the Parties, the Sub-Adviser will provide the Trust with historical performance information on similarly managed investment companies or for other accounts to be included in the Prospectus or for any other uses permitted by applicable law.

     3. Independent Contractor.  In the performance of its duties hereunder, the Sub-Adviser is and shall be an independent contractor and unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent a Fund, the Trust or the Adviser in any way or otherwise be deemed an agent of a Fund, the Trust or the Adviser.

     4. Expenses.  During the term of this Agreement, Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the costs of securities, commodities and other investments (including brokerage commissions and other transaction charges, if any) purchased or otherwise acquired, or sold or otherwise disposed of for a Fund.  The Sub-Adviser shall, at its sole expense, employ or associate itself with such persons as it believes to be particularly fitted to assist it in the execution of its duties under this Agreement.  The Trust or the Adviser, as the case may be, shall reimburse the Sub-Adviser for any expenses as may be reasonably incurred by the Sub-Adviser, at the request of and on behalf of a Fund or the Adviser.  The Sub-Adviser shall keep and supply to the Trust and the Adviser reasonable records of all such expenses.

     5. Compensation.  For the services provided and the expenses assumed with respect to a Fund pursuant to this Agreement, the Sub-Adviser will be entitled to the fee listed for the Fund(s) on Exhibit A.  Such fees will be computed daily and payable in arrears no later than the seventh (7th) business day following the end of each month, from the Trust on behalf of the Fund(s), calculated at an annual rate based on the Sub-Adviser Assets' average daily net assets.

If this Agreement is terminated prior to the end of any calendar month, the fee shall be prorated for the portion of any month in which this Agreement is in effect according to the proportion which the number of calendar days, during which this Agreement is in effect, bears to the number of calendar days in the month, and shall be payable within 10 days after the date of termination.

     6. Representations and Warranties of the Sub-Adviser.  The Sub-Adviser represents and warrants to the Adviser and the Trust as follows:

          (a) The Sub-Adviser is and will remain registered as an Investment Adviser under the Advisers Act to the extent required thereby;

          (b) The Sub-Adviser is a Partnership duly organized and validly existing under the laws of the state of Florida, with the power to own and possess its assets and carry on its business as it is now being conducted;

          (c) The execution, delivery and performance by the Sub-Adviser of this Agreement are within the Sub-Adviser's powers and have been duly authorized by all necessary action on the part of its Management Committee and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Sub-Adviser for the execution, delivery and performance by the Sub-Adviser of this Agreement, and the execution, delivery and performance by the Sub-Adviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or  regulation, (ii) the Sub-Adviser's governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Sub-Adviser; and

          (d) The Form ADV of the Sub-Adviser previously provided to the Adviser (a copy of which is attached as Exhibit B to this Agreement) is a true and complete copy of the form as currently filed with the SEC and the information contained therein is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they are made, not misleading.  The Sub-Adviser will promptly provide the Adviser and the Trust with a complete copy of all subsequent amendments to its Form ADV.

     7. Representations and Warranties of the Adviser.  The Adviser represents and warrants to the Sub-Adviser and the Trust as follows:

          (a) The Adviser is and will remain registered as an investment adviser under the Advisers Act to the extent required thereby;

          (b) The Adviser is a corporation duly organized and validly existing under the laws of the State of California with the power to own and possess its assets and carry on its business as it is now being conducted;

          (c) The execution, delivery and performance by the Adviser of this Agreement are within the Adviser's powers and have been duly authorized by all necessary action on the part of its Board of Directors, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Adviser for the execution, delivery and performance by the Adviser of this Agreement, and the execution, delivery and performance by the Adviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Adviser's governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Adviser;

          (d) The Form ADV of the Adviser as provided to the Sub-Adviser is a true and complete copy of the form as currently filed with the SEC and the information contained therein is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading;

          (e) The Adviser shall provide to the Sub-Adviser a complete copy of each amendment to its Form ADV.

          (f)  The Adviser confirms that not less than forty-eight hours prior to entering into this Agreement, the Sub-Adviser  has delivered to the Adviser a document designated as "Form ADV-Part II (a copy of which is attached as Exhibit B)".  The Sub-Adviser has advised the Adviser that it has made such delivery pursuant to the requirement of federal law that the Sub-Adviser deliver a written disclosure statement of this nature to the Adviser prior to its execution of this Agreement.  The Adviser acknowledges that it has reviewed and understood the disclosure in such Form ADV-Part II; and

          (g) The Adviser and the Trust have duly entered into the Advisory Agreement pursuant to which the Trust authorized the Adviser to enter into this Agreement.

     8.  Use of Sub-Adviser’s Name and Logo.  During the term of this Agreement, the Adviser and the Trust shall have the non-exclusive and non-transferable right to use Sub-Adviser’s name and logo in all materials relating to the Funds, including all prospectuses, proxy statements, reports to shareholders, sales literature and other written materials prepared for distribution to shareholders of the Series or the public.  Neither the Fund nor the Adviser shall use the Sub-Adviser’s name or logo in promotional or sales related materials prepared by or on behalf of the Adviser or the Fund, without submission to and approval by the Sub-Adviser.  Upon termination of this Agreement, the Fund and the Adviser shall forthwith cease to use such names (and logo), except as provided for herein.

     9. Survival of Representations and Warranties; Duty to Update Information.  All representations and warranties made by the Sub-Adviser and the Adviser pursuant to Sections 6 and 7, respectively, shall survive for the duration of this Agreement and the parties hereto shall promptly notify each other in writing upon becoming aware that any of the foregoing representations and warranties are no longer true.

     10. Liability and Indemnification.

          (a) Liability.  The duties of the Sub-Adviser shall be confined to those expressly set forth herein, with respect to the Sub-Adviser Assets.  The Sub-Adviser shall not be liable for any loss arising out of any portfolio investment or disposition hereunder, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder, except as may otherwise be provided under provisions of applicable state law which cannot be waived or modified hereby.

          (b) Indemnification.  The Sub-Adviser shall indemnify the Adviser, the Trust and each Fund, and their respective affiliates and controlling persons for any liability and expenses, including reasonable attorneys' fees, which the Adviser, the Trust or a Fund and their respective affiliates and controlling persons may sustain as a result of the Sub-Adviser's willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law.  Notwithstanding any other provision in this Agreement, the Sub-Adviser, in addition to its other indemnification obligations hereunder, will indemnify the Adviser, the Trust and each Fund, and their respective affiliates and controlling persons for any liability and expenses, including reasonable attorneys' fees, to which they may be subjected as a result of their reliance upon and use of the historical performance calculations provided by the Sub-Adviser concerning the Sub-Adviser's composite account data or historical performance information on similarly managed investment companies or accounts, except that the Adviser, the Trust and each Fund and their respective affiliated persons and control persons shall not be indemnified for a loss or expense resulting from their negligence or willful misconduct in using such numbers.

The Adviser shall indemnify the Sub-Adviser, its affiliates and its control persons (who are not shareholders of the Trust), for any liability and expenses, including reasonable attorneys' fees, howsoever arising from, or in connection with, the Adviser's breach of this Agreement or its representations and warranties herein or a violation of applicable law; provided, however, that the Sub-Adviser shall not be indemnified for any liability or expenses which may be sustained as a result of the Sub-Adviser's willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law.

     11. Duration and Termination.

          (a) Duration.  This Agreement, unless sooner terminated as provided herein, shall remain in effect from the date of execution or, if  later, the date the initial capital to a Fund of the Trust is first provided (the "Effective Date."), until two years from the Effective Date, and thereafter, for periods of one year so long as such continuance thereafter is specifically approved at least annually (1) by the vote of a majority of those Trustees of the Trust who are not interested persons of any Party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (2) by the Trustees of the Trust, or by the vote of a majority of the outstanding voting securities of each Fund (except as such vote may be unnecessary pursuant to relief granted by an exemptive order from the SEC).  The foregoing requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder.

          (b) Termination.  This Agreement may be terminated as to any Fund at any time, without the payment of any penalty by: (1) the vote of a majority of the Trustees of the Trust or by the Adviser, in each case, on not less than 30 days nor more than 60 days written notice to the Sub-Adviser, or (2) by any Party immediately upon written notice to the other Party in the event of a breach of any provision to this Agreement by such other Party, or (3) by the  Sub-Adviser at any time without the payment of any penalty, on not less than 30 days nor more than 60 days written notice to the Adviser and the Trust.

This Agreement shall not be assigned and shall terminate automatically in the event of its assignment, except as provided otherwise by any rule, exemptive relief, or no-action letter provided or pursuant to the 1940 Act, or upon the termination of the Advisory Agreement.  In the event that there is a proposed change in control of the Sub-Adviser which would act to terminate this Agreement, if a vote of shareholders to approve continuation of this Agreement is at that time deemed by counsel to the Trust to be required by the 1940 Act or any rule or regulation thereunder, Sub-Adviser agrees to assume all reasonable costs associated with soliciting shareholders of the appropriate Fund(s) of the Trust, to approve continuation of this Agreement.  Such expenses include the costs of preparation and mailing of a proxy statement, and of soliciting proxies.

This Agreement shall extend to and bind the successors and permitted assigns of the Parties.

     12. Amendment.  This Agreement may be amended by mutual written consent of the Parties, provided that the terms of any material amendment shall be approved by: (a) the Trust's Board of Trustees and (b) the vote of a majority of those Trustees of the Trust who are not interested persons of any Party to this Agreement cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law, and unless otherwise permitted pursuant to exemptive relief granted by the SEC or no-action position granted by the SEC or its staff, by a vote of the majority of a Fund's outstanding voting securities.

     13.  Limitation of Liability.  It is expressly agreed that the obligations of the Funds hereunder shall not be binding upon any of the trustees, shareholders, officers, agents or employees of Funds personally, but only bind the property of the Funds, as provided in the Trust’s Declaration of Trust.

     14. Confidentiality.  Subject to the duties of the Adviser, the Trust (and each Fund), and the Sub-Adviser to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the Parties hereto shall treat as confidential all information pertaining to a Fund and the actions of the Sub-Adviser, the Adviser, the Trust, and a Fund in respect thereof.  In accordance with Section 248.11 of Regulation S-P ( 17 CFR 248.1-248.30), Sub-Adviser will not directly, or indirectly through an affiliate, disclose, except as permitted or require by law, any non-public personal information, as defined in Reg. S-P, received from the Trust or the Adviser, regarding any shareholder, to any person that is not affiliated with the Trust or with Sub-Adviser, and, provided that, any such information disclosed to an affiliate of Sub-Adviser shall be under the same limitations on non-disclosure.

     15. Notice.  Any notice, advice or report to be given pursuant to this Agreement shall be deemed sufficient if delivered or mailed by registered, certified or overnight mail, postage prepaid addressed by the Party giving notice to the other Party at the last address furnished by the other Party:

                   (a) If to the Adviser:

Jeffrey A. Dunham, President

Dunham & Associates Investment Counsel, Inc.

P.O. Box 910309

San Diego, CA 92191

Phone: (858) 964-0500

                   (b) If to the Trust:

                                     W. Patrick Clarke, President

                                     AdvisorOne Funds

                                     4020 South 147th Street

                                     Omaha, NE 68137

                                     Phone: (402) 493-3313

                   (c) If to the Sub-Adviser:

                                     Sarah Ashworth

                                     Lee Munder Investments Ltd

                                     200 Clarendon Street

                                     Boston, MA 02116

                                     Phone: (617) 380-5600

     16. Governing Law.  This Agreement shall be governed by the internal laws of the State of California, without regard to conflict of law principles; provided, however that nothing herein shall be construed as being inconsistent with the 1940 Act.  Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

     17. Entire Agreement.  This Agreement embodies the entire agreement and understanding between the Parties, and supersedes all prior agreements and understandings relating to this Agreement's subject matter.  This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

     18. Severability.  If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

     19. Certain Definitions.  For the purposes of this Agreement and except as otherwise provided herein, "interested person," "affiliated person," "affiliates," "controlling persons" and "assignment" shall have their respective meanings as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the SEC.

     20. Captions.  The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.

     IN WITNESS WHEREOF, the Parties hereto have executed this Agreement on the day and year first written above.

                             ADVISER

                             DUNHAM & ASSOCIATES INVESTMENT COUNSEL, INC.

                             By:  ___________________________________________

                             Name:                Jeffrey A. Dunham

                             Title:                  President

                                 Date:

                             TRUST

                             ADVISORONE FUNDS

                             By:  ___________________________________________

                             Name:                W. Patrick Clarke

                             Title:                  President

                                 Date:

                             SUB-ADVISER

                             LEE MUNDER INVESTMENTS LTD

                             By:  __________________________________________

                             Name:                Kenneth Swan

                             Title:                  President and Chief Operating Officer

                                 Date:

EXHIBIT A TO

SUB-ADVISORY AGREEMENT

AMONG

DUNHAM & ASSOCIATES INVESTMENT COUNSEL, INC.;

ADVISORONE FUNDS;

AND

LEE MUNDER INVESTMENTS LTD

Effective June 1, 2006, (or as instructed by the Adviser)

DUNHAM REAL ESTATE STOCK FUND C

Ticker:  DCREX

DUNHAM REAL ESTATE STOCK FUND N

Ticker:  DNREX

FEE SCHEDULE / COMPENSATION

Base Fee                       40 Basis Points (0.40%)

                                     (one basis point “bp” equals one hundredth of one percent)

Fulcrum Fee                The performance fee of the fund will vary by up to +/- 40bps (0.40%) and shall be added to or subtracted from the base fee to arrive at the fulcrum fee.  The comparative index is the Dow Jones Wilshire RESI (Real Estate Securities) Index (the “Index”).  The performance fee will be derived from a comparison of the net return of the fund’s Class N shares to that of the Index.  The performance fee will increase/ decrease at 1bp (0.01%) for each 5bps (0.05%) of outperformance/underperformance of the Index; i.e., the fee will increase/decrease by approximately 20% of the difference in performance.  There will be no adjustment from the base fee if the fund performs within the “null zone” defined as +/-20bps (0.20%) relative to the benchmark. The lowest possible fee is 0.00% (0.40% base fee minus 0.40% performance fee) should the sub-adviser underperform the Index by 2.0%.  The highest possible fee is 0.80% (0.40% base fee plus 0.40% performance fee) should the sub-adviser outperform the Index by 2.0%.  For fund returns equal to or within +/- 20bps (0.20%) of the Index, the total fee will be the base fee of 40bps (0.40%) (no performance fee added or subtracted).

                                    In the first twelve months of this contract, the fulcrum/performance fee will be accrued daily, based on the Fund’s average daily net assets to date, and the performance of the Fund versus the Index to date, on the day of calculation.  However, no payment will be made until the end of the 12th month, when the accumulated fulcrum fee will be paid in a lump sum.  Beginning in the thirteenth month of this contract, and each subsequent month, the fulcrum/performance fee will accrue daily and be paid monthly, based on the Fund’s average daily net assets, and performance against the Index, over the prior rolling 12-month period.

                                    In addition to the above, Lee Munder has agreed to a 20bps (0.20%) waiver (reduction) for the first twelve months following acceptance of this Amended Exhibit A.  The waiver will reduce the total potential fee by 20bps (0.20%), imposing a voluntary cap at 60 basis points. In any instance where the waiver is greater than or equal to the amount of the fulcrum fee earned by the sub-adviser, the sub-adviser will receive no payment, nor will the sub-adviser ever owe any payment to the Fund as a result of fee waivers.

The Fee Table below illustrates how the fulcrum fee is calculated:

	Cumulative Twelve Month Return Versus Index	Performance Fee Adjustment		Total Sub-Advisory Fee Payable to Lee Munder Investments, Ltd.[1]
2.00%	or more greater than index	Base Fee plus	0.40%	0.800%
1.90%	greater than index	Base Fee plus	0.38%	0.780%
1.80%	greater than index	Base Fee plus	0.36%	0.760%
1.70%	greater than index	Base Fee plus	0.34%	0.740%
1.60%	greater than index	Base Fee plus	0.32%	0.720%
1.50%	greater than index	Base Fee plus	0.30%	0.700%
1.40%	greater than index	Base Fee plus	0.28%	0.680%
1.30%	greater than index	Base Fee plus	0.26%	0.660%
1.20%	greater than index	Base Fee plus	0.24%	0.640%
1.10%	greater than index	Base Fee plus	0.22%	0.620%
1.00%	greater than index	Base Fee plus	0.20%	0.600%
0.90%	greater than index	Base Fee plus	0.18%	0.580%
0.80%	greater than index	Base Fee plus	0.16%	0.560%
0.70%	greater than index	Base Fee plus	0.14%	0.540%
0.60%	greater than index	Base Fee plus	0.12%	0.520%
0.50%	greater than index	Base Fee plus	0.10%	0.500%
0.40%	greater than index	Base Fee plus	0.08%	0.480%
0.30%	greater than index	Base Fee plus	0.06%	0.460%
0.21%	greater than index	Base Fee plus	0.04%	0.442%
0.20%	greater than index	Base Fee		0.400%
Even with Index		Base Fee		0.400%
0.20%	less than index	Base Fee		0.400%
0.21%	less than index	Base Fee less	0.04%	0.358%
0.30%	less than index	Base Fee less	0.06%	0.340%
0.40%	less than index	Base Fee less	0.08%	0.320%
0.50%	less than index	Base Fee less	0.10%	0.300%
0.60%	less than index	Base Fee less	0.12%	0.280%
0.70%	less than index	Base Fee less	0.14%	0.260%
0.80%	less than index	Base Fee less	0.16%	0.240%
0.90%	less than index	Base Fee less	0.18%	0.220%
1.00%	less than index	Base Fee less	0.20%	0.200%
1.10%	less than index	Base Fee less	0.22%	0.180%
1.20%	less than index	Base Fee less	0.24%	0.160%
1.30%	less than index	Base Fee less	0.26%	0.140%
1.40%	less than index	Base Fee less	0.28%	0.120%
1.50%	less than index	Base Fee less	0.30%	0.100%
1.60%	less than index	Base Fee less	0.32%	0.080%
1.70%	less than index	Base Fee less	0.34%	0.060%
1.80%	less than index	Base Fee less	0.36%	0.040%
1.90%	less than index	Base Fee less	0.38%	0.020%
2.00%	or more less than index	Base Fee less	0.40%	0.000%

[1]Lee Munder Investments, Ltd. has agreed to a Base Fee Waiver of 20 bps for 12 months.

EXHIBIT B

DENVER INVESTMENT ADVISORS, LLC

FORM ADV

APPENDIX C

(PROPOSAL 3)

THE DUNHAM FUNDS

SUB-ADVISORY AGREEMENT

     AGREEMENT among DUNHAM & ASSOCIATES INVESTMENT COUNSEL, INC., a California corporation (the "Adviser"), ADVISORONE FUNDS, a Delaware statutory trust (the “Trust”) on behalf of its series The Dunham Large Cap Growth Fund (the “Fund”), and RIGEL CAPITAL, LLC, a State of Washington Limited Liability Corporation (the "Sub-Adviser") (each a “Party,” and together, the “Parties”).

     WHEREAS, the Adviser and the Sub-Adviser are registered with the Securities and Exchange Commission (“SEC”) as investment advisers under the Investment Advisers Act of 1940, as amended (the "Advisers Act") and engage in the business of providing investment management services; and

     WHEREAS, the Adviser has entered into an Investment Advisory Agreement dated September 23, 2004 (the "Advisory Agreement") with the Trust, a Delaware business trust registered with the SEC as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), currently consisting of several separate series of shares (each a “Series”), each having its own investment objectives and policies and which is authorized to create more Series, and each of which may be issued in one or more classes; and

     WHEREAS, the Advisory Agreement permits the Adviser, subject to the supervision and direction of the Trust's Board of Trustees, to delegate certain of its duties under the Advisory Agreement to other investment advisers, subject to the requirements of the 1940 Act; and

     WHEREAS, the Adviser desires to retain Sub-Adviser to assist it in the provision of a continuous investment program for that portion of the assets of one or more of the Trust's Series listed on Exhibit A hereto (as the same may be amended from time to time by mutual written consent of the Parties)(each, a "Fund"; collectively, the “Funds”), which assets the Adviser may from time to time assign to the Sub-Adviser (the "Sub-Adviser Assets"), and the Sub-Adviser is willing to render such services subject to the terms and conditions set forth in this Agreement.

     NOW, THEREFORE, in consideration of mutual covenants recited below, the Parties agree and promise as follows:

     1.  Appointment as Sub-Adviser.  The Adviser hereby retains the Sub-Adviser to act as investment adviser for and to manage the Sub-Adviser Assets, subject to the supervision of the Adviser and the Board of Trustees of the Trust (“Board”) and subject to the terms of this Agreement; and the Sub-Adviser hereby accepts such employment.  In such capacity, the Sub-Adviser shall be responsible for the investment management of the Sub-Adviser Assets.  The Sub-Adviser agrees to exercise the same skill and care in performing its services under this Agreement as the Sub-Adviser exercises in performing similar services with respect to other fiduciary accounts for which the Sub-Adviser has investment responsibilities.

     2. Duties of Sub-Adviser.

          (a) Investments.  The Sub-Adviser is hereby authorized and directed and hereby agrees, subject to the stated investment policies and restrictions of each Fund as set forth in such Fund's prospectus and statement of additional information as currently in effect and as supplemented or amended from time to time (collectively referred to as the "Prospectus") and subject to the directions of the Adviser and the Trust's Board of Trustees, as may be amended from time to time, to purchase, hold and sell investments for the Sub-Adviser Assets and to monitor on a continuous basis the performance of the Sub-Adviser Assets.  In providing these services, the Sub-Adviser will conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Sub-Adviser Assets.  The Adviser agrees to provide the Sub-Adviser information concerning a Fund, its assets available or to become available for investment, and generally as to the conditions of a Fund's or the Trust's affairs.

          (b) Compliance with Applicable Laws and Governing Documents.  In the performance of its duties and obligations under this Agreement, the Sub-Adviser shall with respect to Sub-Adviser Assets, act in conformity with the Trust's Declaration of Trust and By-Laws, the Prospectus(es), and with the instructions and directions received in writing from the Adviser or the Board and will conform to and comply with the requirements of the 1940 Act, the Advisers Act, the Internal Revenue Code of 1986, as amended (the "Code"), and all other applicable federal and state laws and regulations.  The Adviser will provide the Sub-Adviser with a copy of the minutes of the meetings of the Board to the extent they may affect a Fund or the duties of the Sub-Adviser, and with the copies of any financial statements or reports made by a Fund to its shareholders, and any further materials or information which the Sub-Adviser may reasonably request to enable it to perform its functions under this Agreement.

The Adviser hereby agrees that it will cause the Trust to agree that no shares of any Fund whose assets consist at any time of Sub-Adviser Assets will be marketed or knowingly sold to any plan established or which is tax-exempt under Section 457 of the Code (Governmental Plans).

The Adviser will provide the Sub-Adviser with reasonable (30 days) advance notice, in writing, of any change in a Fund's investment objectives, policies and restrictions as stated in the Prospectus, and the Sub-Adviser shall, in the performance of its duties and obligations under this Agreement, manage the Sub-Adviser Assets consistent with such changes, provided the Sub-Adviser has received such prior notice of the effectiveness of such changes from the Trust or the Adviser.  In addition to such notice, the Adviser shall provide to the Sub-Adviser a copy of a modified Prospectus reflecting such changes.  The Sub-Adviser will at all times comply with all disclosure requirements under all applicable federal and state laws and regulations relating to the Trust or a Fund with respect to the Sub-Adviser Assets, and as to the accuracy of material information furnished in writing by the Sub-Adviser to the Trust, to the Fund or to the Adviser specifically for inclusion in the Prospectus.

The Sub-Adviser hereby agrees to provide to the Adviser in a timely manner, in writing, such information relating to the Sub-Adviser and its relationship to, and actions for, a Fund as may be required to be contained in the Prospectus or in the Trust's registration statement on Form N-1A, as the same may be amended from time to time (“Registration Statement”).

The Adviser shall provide the Sub-Adviser with complete copies of each Registration Statement, application for exemptive relief, request for no-action relief or any order or response thereafter made with the SEC or the Internal  Revenue Service with respect to the Trust, Sub-Adviser Assets, or any Fund that has Sub-Adviser Assets, promptly after each filing or document is made or submitted.

          (c) Voting of Proxies.  The Sub-Adviser shall have the power to vote, either in person or by proxy, all securities in which the Sub-Adviser Assets may be invested from time to time, and shall not be required to seek instructions from the Adviser, the Trust or a Fund.  At the request of the Trust, the Sub-Adviser shall provide its recommendations as to the voting of such proxies.  If both the Sub-Adviser and another entity managing assets of a Fund have invested in the same security, the Sub-Adviser and such other entity will each have the power to vote those shares of such security over which it has investment discretion.  The Sub-Adviser agrees to provide such assistance as may be necessary or appropriate to enable the Adviser and the Trust to prepare and timely file with the SEC any required disclosures of Sub-Adviser’s proxy voting policies and procedures and Sub-Adviser’s voting record with respect to Sub-Adviser Assets.

          (d) Agent.  Subject to any other written instructions of the Adviser or the Trust, the Sub-Adviser is hereby appointed the Adviser's and the Trust's agent and attorney-in-fact for the limited purposes of executing account documentation, agreements, contracts and other documents as the Sub-Adviser shall be requested by brokers, dealers, counterparties and other persons in connection with its management of the Sub-Adviser Assets, provided that the Sub-Adviser's actions in executing such documents shall comply with federal and state rules and  regulations, this Agreement, and the Trust's governing documents.  The Sub-Adviser agrees to provide the Adviser and the Trust with copies of any such agreements intended to be executed on behalf of the Adviser or the Trust, prior to the execution thereof.

          (e) Brokerage.  The Sub-Adviser will place orders pursuant to the Sub-Adviser's investment determinations for a Fund either directly with the issuer or with any broker or dealer including any affiliated broker-dealer of the Sub-Adviser; provided, however, that in executing portfolio transactions and selecting brokers or dealers, the Sub-Adviser will use its best efforts to seek on behalf of a Fund the best overall execution available.  In assessing the best overall terms available for any transaction, the Sub-Adviser shall consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis.  In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction the Sub-Adviser may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to a Fund and/or other accounts over which the Sub-Adviser may exercise investment discretion.  The Sub-Adviser is authorized, subject to the approval of the Board, to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for any of the Funds that is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of that particular transaction or in terms of the overall responsibilities of the Sub-Adviser to a Fund.

          (f) Securities Transactions.  In no instance, however, will any Fund's portfolio securities be purchased from or sold to the Adviser, the Sub-Adviser, the Trust's principal underwriter, or any affiliated person of either the Trust, the Adviser, the Sub-Adviser or the Trust's principal underwriter, acting as principal in the transaction, except to the extent permitted by the SEC and the 1940 Act.

The Sub-Adviser, including its Access Persons (as defined in subsection (e) of Rule 17j-1 under the 1940 Act), agrees to observe and comply with Rule 17j-1 and its Code of Ethics (which shall comply in all material respects with Rule 17j-1), as the same may be amended from time to time.  On at least an annual basis, the Sub-Adviser will comply with the reporting requirements of Rule 17j-1, which may include either (i) certifying to the Adviser that the Sub-Adviser and its Access Persons have complied with the Sub-Adviser's Code of Ethics with respect to the Sub-Adviser Assets, or (ii) identifying any violations which have occurred with respect to the Sub-Adviser Assets and (iii) certifying that it has adopted procedures reasonably necessary to prevent Access Persons from violating the Sub-Adviser's Code of Ethics.  The Sub-Adviser will also submit its Code of Ethics for its initial approval by the Board of Trustees and subsequently within six months of any material change of thereto.

The Sub-Adviser agrees to observe and comply with Rule 206(4)-7 of the Advisers Act and Rule 38a-1 of the Investment Company Act, as the same may be amended from time to time.  On at least an annual basis, the Sub-Adviser will comply with the review requirements of Rule 206(4)-7, which may include either (i) certifying to the Adviser that the Sub-Adviser has complied with the it’s own compliance policies and procedures, (ii) identifying any violations which have occurred with respect to the Sub-Adviser’s compliance policies and procedures and (iii) certifying that it has adopted or amended the policies and procedures to prevent future violations of the Sub-Adviser's compliance policies and procedures.  The Sub-Adviser will also submit its compliance policies and procedures for its initial approval by the Board and subsequently within six months of any material change of thereto.

          (g) Books and Records.  The Sub-Adviser shall maintain separate detailed records of all matters pertaining to the Sub-Adviser Assets, including, without limitation, brokerage and other records of all securities transactions.  Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the 1940 Act which are prepared or maintained by the Sub-Adviser on behalf of the Trust are the property of the Trust and will be surrendered promptly to the Trust on request.  The Sub-Adviser further agrees to preserve for the periods prescribed in Rule 31a-2 under the 1940 Act the records required to be maintained under Rule 31a-1 under the 1940 Act.

          (h) Information Concerning Sub-Adviser Assets and the Sub-Adviser.  From time to time as the Adviser, and any consultants designated by the Adviser, or the Trust may request, the Sub-Adviser will furnish the requesting party reports on portfolio transactions and reports on Sub-Adviser Assets held in the portfolio, all in such detail as the Adviser, its consultant(s) or the Trust may reasonably request.  The Sub-Adviser also will inform the Adviser in a timely manner of material changes in portfolio managers responsible for Sub-Adviser Assets, any changes in the ownership or management of the Sub-Adviser, or of material changes in the control of the Sub-Adviser.  Upon reasonable request, the Sub-Adviser will make available its officers and employees to meet with the Trust's Board to review the Sub-Adviser Assets.

The Sub-Adviser also will provide such information or perform such additional acts as are customarily performed by a Sub-Adviser and may be required for a Fund or the Adviser to comply with their respective obligations under applicable laws, including, without limitation, the Code, the 1940 Act, the Advisers Act, the Securities Act of 1933, as amended (the "Securities Act") and any federal or state securities laws, and any rule or regulation thereunder.

          (i) Custody Arrangements.  The Sub-Adviser shall on each business day provide the Adviser, its consultant(s), and the Trust's custodian such information as the Adviser, consultant(s) and the Trust's custodian may reasonably request relating to all transactions concerning the Sub-Adviser Assets.

          (j) Historical Performance Information.  To the extent agreed upon by the Parties, the Sub-Adviser will provide the Trust with historical performance information on similarly managed investment companies or for other accounts to be included in the Prospectus or for any other uses permitted by applicable law.

     3. Independent Contractor.  In the performance of its duties hereunder, the Sub-Adviser is and shall be an independent contractor and unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent a Fund, the Trust or the Adviser in any way or otherwise be deemed an agent of a Fund, the Trust or the Adviser.

     4. Expenses.  During the term of this Agreement, Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the costs of securities, commodities and other investments (including brokerage commissions and other transaction charges, if any) purchased or otherwise acquired, or sold or otherwise disposed of for a Fund.  The Sub-Adviser shall, at its sole expense, employ or associate itself with such persons as it believes to be particularly fitted to assist it in the execution of its duties under this Agreement.  The Trust or the Adviser, as the case may be, shall reimburse the Sub-Adviser for any expenses as may be reasonably incurred by the Sub-Adviser, at the request of and on behalf of a Fund or the Adviser.  The Sub-Adviser shall keep and supply to the Trust and the Adviser reasonable records of all such expenses.

     5. Compensation.  For the services provided and the expenses assumed with respect to a Fund pursuant to this Agreement, the Sub-Adviser will be entitled to the fee listed for the Fund(s) on Exhibit A.  Such fees will be computed daily and payable in arrears no later than the seventh (7th) business day following the end of each month, from the Trust on behalf of the Fund(s), calculated at an annual rate based on the Sub-Adviser Assets' average daily net assets.

If this Agreement is terminated prior to the end of any calendar month, the fee shall be prorated for the portion of any month in which this Agreement is in effect according to the proportion which the number of calendar days, during which this Agreement is in effect, bears to the number of calendar days in the month, and shall be payable within 10 days after the date of termination.

     6. Representations and Warranties of the Sub-Adviser.  The Sub-Adviser represents and warrants to the Adviser and the Trust as follows:

          (a) The Sub-Adviser is and will remain registered as an Investment Adviser under the Advisers Act to the extent required thereby;

          (b) The Sub-Adviser is a Limited Liability Corporation duly organized and validly existing under the laws of the state of Washington, with the power to own and possess its assets and carry on its business as it is now being conducted;

          (c) The execution, delivery and performance by the Sub-Adviser of this Agreement are within the Sub-Adviser's powers and have been duly authorized by all necessary action on the part of its Board of Directors and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Sub-Adviser for the execution, delivery and performance by the Sub-Adviser of this Agreement, and the execution, delivery and performance by the Sub-Adviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or  regulation, (ii) the Sub-Adviser's governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Sub-Adviser; and

          (d) The Form ADV of the Sub-Adviser previously provided to the Adviser (a copy of which is attached as Exhibit B to this Agreement) is a true and complete copy of the form as currently filed with the SEC and the information contained therein is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they are made, not misleading.  The Sub-Adviser will promptly provide the Adviser and the Trust with a complete copy of all subsequent amendments to its Form ADV.

     7. Representations and Warranties of the Adviser.  The Adviser represents and warrants to the Sub-Adviser and the Trust as follows:

          (a) The Adviser is and will remain registered as an investment adviser under the Advisers Act to the extent required thereby;

          (b) The Adviser is a corporation duly organized and validly existing under the laws of the State of California with the power to own and possess its assets and carry on its business as it is now being conducted;

          (c) The execution, delivery and performance by the Adviser of this Agreement are within the Adviser's powers and have been duly authorized by all necessary action on the part of its Board of Directors, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Adviser for the execution, delivery and performance by the Adviser of this Agreement, and the execution, delivery and performance by the Adviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Adviser's governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Adviser;

          (d) The Form ADV of the Adviser as provided to the Sub-Adviser is a true and complete copy of the form as currently filed with the SEC and the information contained therein is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading;

          (e) The Adviser shall provide to the Sub-Adviser a complete copy of each amendment to its Form ADV.

          (f)  The Adviser confirms that not less than forty-eight hours prior to entering into this Agreement, the Sub-Adviser  has delivered to the Adviser a document designated as "Form ADV-Part II (a copy of which is attached as Exhibit B)".  The Sub-Adviser has advised the Adviser that it has made such delivery pursuant to the requirement of federal law that the Sub-Adviser deliver a written disclosure statement of this nature to the Adviser prior to its execution of this Agreement.  The Adviser acknowledges that it has reviewed and understood the disclosure in such Form ADV-Part II; and

          (g) The Adviser and the Trust have duly entered into the Advisory Agreement pursuant to which the Trust authorized the Adviser to enter into this Agreement.

     8.  Use of Sub-Adviser’s Name and Logo.  During the term of this Agreement, the Adviser and the Trust shall have the non-exclusive and non-transferable right to use Sub-Adviser’s name and logo in all materials relating to the Funds, including all prospectuses, proxy statements, reports to shareholders, sales literature and other written materials prepared for distribution to shareholders of the Series or the public.  Neither the Fund nor the Adviser shall use the Sub-Adviser’s name or logo in promotional or sales related materials prepared by or on behalf of the Adviser or the Fund, without submission to the Sub-Adviser.  Upon termination of this Agreement, the Fund and the Adviser shall forthwith cease to use such names (and logo), except as provided for herein.

     9. Survival of Representations and Warranties; Duty to Update Information.  All representations and warranties made by the Sub-Adviser and the Adviser pursuant to Sections 6 and 7, respectively, shall survive for the duration of this Agreement and the parties hereto shall promptly notify each other in writing upon becoming aware that any of the foregoing representations and warranties are no longer true.

     10. Liability and Indemnification.

          (a) Liability.  The duties of the Sub-Adviser shall be confined to those expressly set forth herein, with respect to the Sub-Adviser Assets.  The Sub-Adviser shall not be liable for any loss arising out of any portfolio investment or disposition hereunder, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder, except as may otherwise be provided under provisions of applicable state law which cannot be waived or modified hereby.

          (b) Indemnification.  The Sub-Adviser shall indemnify the Adviser, the Trust and each Fund, and their respective affiliates and controlling persons for any liability and expenses, including reasonable attorneys' fees, which the Adviser, the Trust or a Fund and their respective affiliates and controlling persons may sustain as a result of the Sub-Adviser's willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law.  Notwithstanding any other provision in this Agreement, the Sub-Adviser, in addition to its other indemnification obligations hereunder, will indemnify the Adviser, the Trust and each Fund, and their respective affiliates and controlling persons for any liability and expenses, including reasonable attorneys' fees, to which they may be subjected as a result of their reliance upon and use of the historical performance calculations provided by the Sub-Adviser concerning the Sub-Adviser's composite account data or historical performance information on similarly managed investment companies or accounts, except that the Adviser, the Trust and each Fund and their respective affiliated persons and control persons shall not be indemnified for a loss or expense resulting from their negligence or willful misconduct in using such numbers.

The Adviser shall indemnify the Sub-Adviser, its affiliates and its control persons (who are not shareholders of the Trust), for any liability and expenses, including reasonable attorneys' fees, howsoever arising from, or in connection with, the Adviser's breach of this Agreement or its representations and warranties herein or a violation of applicable law; provided, however, that the Sub-Adviser shall not be indemnified for any liability or expenses which may be sustained as a result of the Sub-Adviser's willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law.

     11. Duration and Termination.

          (a) Duration.  This Agreement, unless sooner terminated as provided herein, shall remain in effect from the date of execution or, if  later, the date the initial capital to a Fund of the Trust is first provided (the "Effective Date."), until two years from the Effective Date, and thereafter, for periods of one year so long as such continuance thereafter is specifically approved at least annually (1) by the vote of a majority of those Trustees of the Trust who are not interested persons of any Party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (2) by the Trustees of the Trust, or by the vote of a majority of the outstanding voting securities of each Fund (except as such vote may be unnecessary pursuant to relief granted by an exemptive order from the SEC).  The foregoing requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder.

          (b) Termination.  This Agreement may be terminated as to any Fund at any time, without the payment of any penalty by: (1) the vote of a majority of the Trustees of the Trust or by the Adviser, in each case, on not less than 30 days nor more than 60 days written notice to the Sub-Adviser, or (2) by any Party immediately upon written notice to the other Party in the event of a breach of any provision to this Agreement by such other Party, or (3) by the  Sub-Adviser at any time without the payment of any penalty, on not less than 30 days nor more than 60 days written notice to the Adviser and the Trust.

This Agreement shall not be assigned and shall terminate automatically in the event of its assignment, except as provided otherwise by any rule, exemptive relief, or no-action letter provided or pursuant to the 1940 Act, or upon the termination of the Advisory Agreement.  In the event that there is a proposed change in control of the Sub-Adviser which would act to terminate this Agreement, if a vote of shareholders to approve continuation of this Agreement is at that time deemed by counsel to the Trust to be required by the 1940 Act or any rule or regulation thereunder, Sub-Adviser agrees to assume all reasonable costs associated with soliciting shareholders of the appropriate Fund(s) of the Trust, to approve continuation of this Agreement.  Such expenses include the costs of preparation and mailing of a proxy statement, and of soliciting proxies.

This Agreement shall extend to and bind the successors and permitted assigns of the Parties.

     12. Amendment.  This Agreement may be amended by mutual written consent of the Parties, provided that the terms of any material amendment shall be approved by: (a) the Trust's Board of Trustees and (b) the vote of a majority of those Trustees of the Trust who are not interested persons of any Party to this Agreement cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law, and unless otherwise permitted pursuant to exemptive relief granted by the SEC or no-action position granted by the SEC or its staff, by a vote of the majority of a Fund's outstanding voting securities.

     13.  Limitation of Liability.  It is expressly agreed that the obligations of the Funds hereunder shall not be binding upon any of the trustees, shareholders, officers, agents or employees of Funds personally, but only bind the property of the Funds, as provided in the Trust’s Declaration of Trust.

     14. Confidentiality.  Subject to the duties of the Adviser, the Trust (and each Fund), and the Sub-Adviser to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the Parties hereto shall treat as confidential all information pertaining to a Fund and the actions of the Sub-Adviser, the Adviser, the Trust, and a Fund in respect thereof.  In accordance with Section 248.11 of Regulation S-P ( 17 CFR 248.1-248.30), Sub-Adviser will not directly, or indirectly through an affiliate, disclose, except as permitted or require by law, any non-public personal information, as defined in Reg. S-P, received from the Trust or the Adviser, regarding any shareholder, to any person that is not affiliated with the Trust or with Sub-Adviser, and, provided that, any such information disclosed to an affiliate of Sub-Adviser shall be under the same limitations on non-disclosure.

     15. Notice.  Any notice, advice or report to be given pursuant to this Agreement shall be deemed sufficient if delivered or mailed by registered, certified or overnight mail, postage prepaid addressed by the Party giving notice to the other Party at the last address furnished by the other Party:

                   (a) If to the Adviser:

Jeffrey A. Dunham, President

Dunham & Associates Investment Counsel, Inc.

P.O. Box 910309

San Diego, CA 92191

Phone: (858) 964-0500

                   (b) If to the Trust:

                                     W. Patrick Clarke, President

                                     AdvisorOne Funds

                                     4020 South 147th Street

                                     Omaha, NE 68137

                                     Phone: (402) 493-3313

                   (c) If to the Sub-Adviser:

                                     George B. Kauffman, President

                                     Rigel Capital, LLC

                                     3930 Two Union Square Building

                                     601 Union Street

                                     Seattle, WA 98101-4054

                                     Phone: (206) 467-5000

     16. Governing Law.  This Agreement shall be governed by the internal laws of the State of California, without regard to conflict of law principles; provided, however that nothing herein shall be construed as being inconsistent with the 1940 Act.  Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

     17. Entire Agreement.  This Agreement embodies the entire agreement and understanding between the Parties, and supersedes all prior agreements and understandings relating to this Agreement's subject matter.  This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

     18. Severability.  If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

     19. Certain Definitions.  For the purposes of this Agreement and except as otherwise provided herein, "interested person," "affiliated person," "affiliates," "controlling persons" and "assignment" shall have their respective meanings as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the SEC.

     20. Captions.  The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.

     IN WITNESS WHEREOF, the Parties hereto have executed this Agreement on the day and year first written above.

                             ADVISER

                             DUNHAM & ASSOCIATES INVESTMENT COUNSEL, INC.

                             By:  ___________________________________________

                             Name:                Jeffrey A. Dunham

                             Title:                  President

                                 Date:

                             TRUST

                             ADVISORONE FUNDS

                             By:  ___________________________________________

                             Name:                W. Patrick Clarke

                             Title:                  President

                                 Date:

                             SUB-ADVISER

                             RIGEL CAPITAL, LLC

                             By:  __________________________________________

                             Name:                George B. Kauffman

                             Title:                  President

                                 Date:

EXHIBIT A TO

SUB-ADVISORY AGREEMENT

AMONG

DUNHAM & ASSOCIATES INVESTMENT COUNSEL, INC,;

ADVISORONE FUNDS;

AND

RIGEL CAPITAL, LLC

Effective June 1, 2006, (or as instructed by the Adviser)

DUNHAM LARGE CAP GROWTH FUND C

Ticker:  DCLGX

DUNHAM LARGE CAP GROWTH FUND N

Ticker:  DNLGX

FEE SCHEDULE / COMPENSATION

Base Fee                       50 Basis Points (0.50%)

                                     (one basis point “bp” equals one hundredth of one percent)

Fulcrum Fee                The performance fee of the fund will vary by up to +/- 50bps (0.50%) and shall be added to or subtracted from the base fee to arrive at the fulcrum fee.  The comparative index is the Russell 1000 Growth Index (the “Index”).  The performance fee will be derived from a comparison of the net return of the fund’s Class N shares to that of the Index.  The performance fee will increase/decrease by 1bp (0.01%) for each 5 basis points (0.05%) of outperformance/underperformance of the Index; i.e., the fee will increase/decrease by approximately 20% of the difference in performance.  There will be no adjustment from the base fee if the fund performs within the “null zone” defined as +/- 25bps (0.25%) relative to the benchmark. The lowest possible fee is 0.00% (0.50% base fee minus 0.50% performance fee) should the sub-adviser underperform the Index by 2.5%.  The highest possible fee is 1.0% (0.50% base fee plus 0.5% performance fee) should the sub-adviser outperform the Index by 2.5%.  For fund returns equal or within +/- 25 bps (0.25%)of the Index, the total fee will be the base fee of 0.50% (no performance fee added or subtracted).

                                    In the first twelve months of this contract, the fulcrum/performance fee will be accrued daily, based on the Fund’s average daily net assets to date, and the performance of the Fund versus the Index to date, on the day of calculation.  However, no payment will be made until the end of the 12th month, when the accumulated fulcrum fee will be paid in a lump sum.  Beginning in the thirteenth month of this contract, and each subsequent month, the fulcrum/performance fee will accrue daily and be paid monthly, based on the Fund’s average daily net assets, and performance against the Index, over the prior rolling 12-month period.

                                    In addition to the above, Rigel has agreed to a 25bps (0.25%) waiver (reduction) for the first twelve months.  The waiver will reduce the potential gross combined fee of base plus fulcrum addition by 25 basis points imposing a voluntary cap at 75 basis points. In any instance where the waiver is greater than or equal to the amount of the fulcrum fee earned by the sub-adviser, the sub-adviser will receive no payment, nor will the sub-adviser ever owe any payment to the Fund as a result of fee waivers.

The Fee Table below illustrates how the fulcrum fee is calculated:

	Cumulative Twelve Month Return Versus Index	Performance Fee Adjustment		Total Sub-Advisory Fee Payable to Rigel Capital, LLC[1]
2.50%	or more greater than index	Base Fee plus	0.50%	1.000%
2.35%	greater than index	Base Fee plus	0.47%	0.970%
2.20%	greater than index	Base Fee plus	0.44%	0.940%
2.05%	greater than index	Base Fee plus	0.41%	0.910%
1.90%	greater than index	Base Fee plus	0.38%	0.880%
1.75%	greater than index	Base Fee plus	0.35%	0.850%
1.60%	greater than index	Base Fee plus	0.32%	0.820%
1.45%	greater than index	Base Fee plus	0.29%	0.790%
1.30%	greater than index	Base Fee plus	0.26%	0.760%
1.15%	greater than index	Base Fee plus	0.23%	0.730%
1.00%	greater than index	Base Fee plus	0.20%	0.700%
0.85%	greater than index	Base Fee plus	0.17%	0.670%
0.70%	greater than index	Base Fee plus	0.14%	0.640%
0.55%	greater than index	Base Fee plus	0.11%	0.610%
0.40%	greater than index	Base Fee plus	0.08%	0.580%
0.26%	greater than index	Base Fee plus	0.05%	0.552%
0.25%	greater than index	Base Fee		0.500%
Even with Index		Base Fee		0.500%
0.25%	less than index	Base Fee		0.500%
0.26%	less than index	Base Fee less	0.05%	0.448%
0.40%	less than index	Base Fee less	0.08%	0.420%
0.55%	less than index	Base Fee less	0.11%	0.390%
0.70%	less than index	Base Fee less	0.14%	0.360%
0.85%	less than index	Base Fee less	0.17%	0.330%
1.00%	less than index	Base Fee less	0.20%	0.300%
1.15%	less than index	Base Fee less	0.23%	0.270%
1.30%	less than index	Base Fee less	0.26%	0.240%
1.45%	less than index	Base Fee less	0.29%	0.210%
1.60%	less than index	Base Fee less	0.32%	0.180%
1.75%	less than index	Base Fee less	0.35%	0.150%
1.90%	less than index	Base Fee less	0.38%	0.120%
2.05%	less than index	Base Fee less	0.41%	0.090%
2.20%	less than index	Base Fee less	0.44%	0.060%
2.35%	less than index	Base Fee less	0.47%	0.030%
2.50%	or more less than index	Base Fee less	0.50%	0.000%

[1]Rigel Capital, LLC has agreed to a Base Fee Waiver of 25 bps for 12 months.

EXHIBIT B

RIGEL CAPITAL, LLC

FORM ADV

APPENDIX D

(PROPOSAL 4)

FORM OF AMENDED SUB-ADVISORY FEE TABLE

EXHIBIT A TO

SUB-ADVISORY AGREEMENT

AMONG

DUNHAM & ASSOCIATES INVESTMENT COUNSEL, INC.;

ADVISORONE FUNDS;

AND

[INSERT NAME OF SUB-ADVISER HERE]

Effective July 1, 2006, (or as instructed by the Adviser)

DUNHAM ______________ FUND  Class C

Ticker:  D____X

DUNHAM ______________ FUND  Class N

Ticker:  D____X

FEE SCHEDULE / COMPENSATION

Base Fee                       ___ Basis Points (__.__%)

                                     (one basis point “bp” equals one hundredth of one percent)

Fulcrum Fee                The performance fee of the fund will vary by up to +/- ___ bps (0.__%) and shall be added to or subtracted from the base fee to arrive at the fulcrum fee.  The comparative index is the _________ Index (the “Index”).  The performance fee will be derived from a comparison of the net return of the fund’s Class N shares to that of the Index.  The performance fee will increase/decrease by 1bp (0.01%) for each __bps (__%) of outperformance/ underperformance of the Index; i.e., the fee will increase/decrease by approximately __% of the difference in performance.  There will be no adjustment from the base fee if the fund performs within the “null zone” defined as +/- ____ bps (0.__%) relative to the benchmark. The lowest possible fee is 0.___% (0.__% base fee minus 0.__% performance fee) should the sub-adviser underperform the Index by 0.__%.  The highest possible fee is __.__% (0._% base fee plus 0._% performance fee) should the sub-adviser outperform the Index by _._%.  For fund returns equal or within +/- __ bps (0.__% of the Index, the total fee will be the base fee of 0._% (no performance fee added or subtracted).

                                    In the first twelve months of this contract, the fulcrum/performance fee will be accrued daily, based on the Fund’s average daily net assets to date, and the performance of the Fund versus the Index to date, on the day of calculation.  However, no payment will be made until the end of the 12th month, when the accumulated fulcrum fee will be paid in a lump sum.  [For Funds with minimum payments greater than 0.00%, said lump sum will be net of the minimum monthly payments made in the first 12 months.]  Beginning in the thirteenth month of this contract, and each subsequent month, the entire fulcrum fee will accrue daily and be paid monthly, based on the Fund’s average daily net assets, and performance against the Index, over the prior rolling 12-month period.  [Insert the following where applicable:] In addition to the above, the sub-adviser has agreed to a __ basis point waiver (reduction) for the first twelve months.  The waiver will reduce the potential gross combined fee of base plus fulcrum addition by __ bps (0.__%) imposing a voluntary cap at __ bps (0.__%).  In any instance where the waiver is greater than or equal to the amount of the fulcrum fee earned by the sub-adviser, the sub-adviser will receive no payment, nor will the sub-adviser ever owe any payment to the Fund as a result of fee waivers.

The Fee Table below illustrates how the fulcrum fee is calculated:

FEE TABLE FOR DUNHAM SHORT TERM BOND FUND

	Cumulative Twelve Month Return Versus Index	Performance Fee Adjustment		Total Sub-Advisory Fee Payable to Merganser Capital Management LP1
0.75%	or more greater than index	Base Fee plus	0.20%	0.400%
0.65%	greater than index	Base Fee plus	0.17%	0.373%
0.55%	greater than index	Base Fee plus	0.15%	0.347%
0.45%	greater than index	Base Fee plus	0.12%	0.320%
0.35%	greater than index	Base Fee plus	0.09%	0.293%
0.25%	greater than index	Base Fee plus	0.07%	0.267%
0.15%	greater than index	Base Fee plus	0.04%	0.240%
0.10%	greater than index	Base Fee plus	0.03%	0.227%
0.06%	greater than index	Base Fee plus	0.02%	0.216%
0.05%	greater than index	Base Fee		0.200%
Even with Index		Base Fee		0.200%
0.05%	less than index	Base Fee		0.200%
0.06%	less than index	Base Fee less	0.02%	0.184%
0.10%	less than index	Base Fee less	0.03%	0.173%
0.15%	less than index	Base Fee less	0.04%	0.160%
0.25%	less than index	Base Fee less	0.07%	0.133%
0.35%	less than index	Base Fee less	0.09%	0.107%
0.45%	less than index	Base Fee less	0.12%	0.080%
0.55%	less than index	Base Fee less	0.15%	0.053%
0.65%	less than index	Base Fee less	0.17%	0.027%
0.75%	or more less than index	Base Fee less	0.20%	0.000%

[1]Merganser Capital Management LP has agreed to a Base Fee Waiver of 5 bps for 18 months.

FEE TABLE FOR DUNHAM CORPORATE/GOVERNMENT BOND FUND

	Cumulative Twelve Month Return Versus Index	Performance Fee Adjustment		Total Sub-Advisory Fee Payable to Seneca Capital Management LLC[1]
1.00%	or more greater than index	Base Fee plus	0.25%	0.500%
0.90%	greater than index	Base Fee plus	0.23%	0.475%
0.80%	greater than index	Base Fee plus	0.20%	0.450%
0.70%	greater than index	Base Fee plus	0.18%	0.425%
0.60%	greater than index	Base Fee plus	0.15%	0.400%
0.50%	greater than index	Base Fee plus	0.13%	0.375%
0.40%	greater than index	Base Fee plus	0.10%	0.350%
0.30%	greater than index	Base Fee plus	0.07%	0.325%
0.20%	greater than index	Base Fee plus	0.05%	0.300%
0.11%	greater than index	Base Fee plus	0.03%	0.278%
0.10%	greater than index	Base Fee		0.250%
Even with Index		Base Fee		0.250%
0.10%	less than index	Base Fee		0.250%
0.11%	less than index	Base Fee less	0.03%	0.223%
0.20%	less than index	Base Fee less	0.05%	0.200%
0.30%	less than index	Base Fee less	0.08%	0.175%
0.40%	less than index	Base Fee less	0.10%	0.150%
0.50%	less than index	Base Fee less	0.13%	0.125%
0.60%	less than index	Base Fee less	0.15%	0.100%
0.70%	less than index	Base Fee less	0.18%	0.075%
0.80%	less than index	Base Fee less	0.20%	0.050%
0.90%	less than index	Base Fee less	0.23%	0.025%
1.00%	or more less than index	Base Fee less	0.25%	0.000%

[1]Seneca Capital Management LLC has agreed to a Base Fee Waiver of 5 bps for 12 months.

FEE TABLE FOR DUNHAM HIGH YIELD BOND FUND

	Cumulative Twelve Month Return Versus Index	Performance Fee Adjustment		Total Sub-Advisory Fee Payable to PENN Capital Management Company, Inc.
2.00%	or more greater than index	Base Fee plus	0.30%	0.800%
1.90%	greater than index	Base Fee plus	0.29%	0.785%
1.80%	greater than index	Base Fee plus	0.27%	0.770%
1.70%	greater than index	Base Fee plus	0.26%	0.755%
1.60%	greater than index	Base Fee plus	0.24%	0.740%
1.50%	greater than index	Base Fee plus	0.23%	0.725%
1.40%	greater than index	Base Fee plus	0.21%	0.710%
1.30%	greater than index	Base Fee plus	0.20%	0.695%
1.20%	greater than index	Base Fee plus	0.18%	0.680%
1.10%	greater than index	Base Fee plus	0.17%	0.665%
1.00%	greater than index	Base Fee plus	0.15%	0.650%
0.90%	greater than index	Base Fee plus	0.14%	0.635%
0.80%	greater than index	Base Fee plus	0.12%	0.620%
0.70%	greater than index	Base Fee plus	0.11%	0.605%
0.60%	greater than index	Base Fee plus	0.09%	0.590%
0.50%	greater than index	Base Fee plus	0.07%	0.575%
0.40%	greater than index	Base Fee plus	0.06%	0.560%
0.30%	greater than index	Base Fee plus	0.04%	0.545%
0.21%	greater than index	Base Fee plus	0.03%	0.532%
0.20%	greater than index	Base Fee		0.500%
Even with Index		Base Fee		0.500%
0.20%	less than index	Base Fee		0.500%
0.21%	less than index	Base Fee less	0.03%	0.469%
0.30%	less than index	Base Fee less	0.05%	0.455%
0.40%	less than index	Base Fee less	0.06%	0.440%
0.50%	less than index	Base Fee less	0.08%	0.425%
0.60%	less than index	Base Fee less	0.09%	0.410%
0.70%	less than index	Base Fee less	0.11%	0.395%
0.80%	less than index	Base Fee less	0.12%	0.380%
0.90%	less than index	Base Fee less	0.14%	0.365%
1.00%	less than index	Base Fee less	0.15%	0.350%
1.10%	less than index	Base Fee less	0.17%	0.335%
1.20%	less than index	Base Fee less	0.18%	0.320%
1.30%	less than index	Base Fee less	0.20%	0.305%
1.40%	less than index	Base Fee less	0.21%	0.290%
1.50%	less than index	Base Fee less	0.23%	0.275%
1.60%	less than index	Base Fee less	0.24%	0.260%
1.70%	less than index	Base Fee less	0.26%	0.245%
1.80%	less than index	Base Fee less	0.27%	0.230%
1.90%	less than index	Base Fee less	0.29%	0.215%
2.00%	or more less than index	Base Fee less	0.30%	0.200%

FEE TABLE FOR DUNHAM APPRECIATION AND INCOME FUND

	Cumulative Twelve Month Return Versus Index	Performance Fee Adjustment		Total Sub-Advisory Fee Payable to Calamos Advisors LLC
2.10%	or more greater than index	Base Fee plus	0.35%	0.950%
2.00%	greater than index	Base Fee plus	0.33%	0.933%
1.90%	greater than index	Base Fee plus	0.32%	0.917%
1.80%	greater than index	Base Fee plus	0.30%	0.900%
1.70%	greater than index	Base Fee plus	0.28%	0.883%
1.60%	greater than index	Base Fee plus	0.27%	0.867%
1.50%	greater than index	Base Fee plus	0.25%	0.850%
1.40%	greater than index	Base Fee plus	0.23%	0.833%
1.30%	greater than index	Base Fee plus	0.22%	0.817%
1.20%	greater than index	Base Fee plus	0.20%	0.800%
1.10%	greater than index	Base Fee plus	0.18%	0.783%
1.00%	greater than index	Base Fee plus	0.17%	0.767%
0.90%	greater than index	Base Fee plus	0.15%	0.750%
0.80%	greater than index	Base Fee plus	0.13%	0.733%
0.70%	greater than index	Base Fee plus	0.12%	0.717%
0.60%	greater than index	Base Fee plus	0.10%	0.700%
0.50%	greater than index	Base Fee plus	0.08%	0.683%
0.40%	greater than index	Base Fee plus	0.07%	0.667%
0.30%	greater than index	Base Fee plus	0.05%	0.650%
0.21%	greater than index	Base Fee plus	0.04%	0.635%
0.20%	greater than index	Base Fee		0.600%
Even with Index		Base Fee		0.600%
0.20%	less than index	Base Fee		0.600%
0.21%	less than index	Base Fee less	0.04%	0.565%
0.30%	less than index	Base Fee less	0.05%	0.550%
0.40%	less than index	Base Fee less	0.07%	0.533%
0.50%	less than index	Base Fee less	0.08%	0.517%
0.60%	less than index	Base Fee less	0.10%	0.500%
0.70%	less than index	Base Fee less	0.12%	0.483%
0.80%	less than index	Base Fee less	0.13%	0.467%
0.90%	less than index	Base Fee less	0.15%	0.450%
1.00%	less than index	Base Fee less	0.17%	0.433%
1.10%	less than index	Base Fee less	0.18%	0.417%
1.20%	less than index	Base Fee less	0.20%	0.400%
1.30%	less than index	Base Fee less	0.22%	0.383%
1.40%	less than index	Base Fee less	0.23%	0.367%
1.50%	less than index	Base Fee less	0.25%	0.350%
1.60%	less than index	Base Fee less	0.27%	0.333%
1.70%	less than index	Base Fee less	0.28%	0.317%
1.80%	less than index	Base Fee less	0.30%	0.300%
1.90%	less than index	Base Fee less	0.32%	0.283%
2.00%	less than index	Base Fee less	0.33%	0.267%
2.10%	or more less than index	Base Fee less	0.35%	0.250%

FEE TABLE FOR DUNHAM INTERNATIONAL STOCK FUND

	Cumulative Twelve Month Return Versus Index	Performance Fee Adjustment		Total Sub-Advisory Fee Payable to Neuberger Berman Management, Inc.
3.00%	or more greater than index	Base Fee plus	0.15%	0.800%
2.90%	greater than index	Base Fee plus	0.15%	0.795%
2.80%	greater than index	Base Fee plus	0.14%	0.790%
2.70%	greater than index	Base Fee plus	0.14%	0.785%
2.60%	greater than index	Base Fee plus	0.13%	0.780%
2.50%	greater than index	Base Fee plus	0.13%	0.775%
2.40%	greater than index	Base Fee plus	0.12%	0.770%
2.30%	greater than index	Base Fee plus	0.12%	0.765%
2.20%	greater than index	Base Fee plus	0.11%	0.760%
2.10%	greater than index	Base Fee plus	0.11%	0.755%
2.00%	greater than index	Base Fee plus	0.10%	0.750%
1.90%	greater than index	Base Fee plus	0.10%	0.745%
1.80%	greater than index	Base Fee plus	0.09%	0.740%
1.70%	greater than index	Base Fee plus	0.09%	0.735%
1.60%	greater than index	Base Fee plus	0.08%	0.730%
1.50%	greater than index	Base Fee plus	0.08%	0.725%
1.40%	greater than index	Base Fee plus	0.07%	0.720%
1.30%	greater than index	Base Fee plus	0.07%	0.715%
1.20%	greater than index	Base Fee plus	0.06%	0.710%
1.10%	greater than index	Base Fee plus	0.06%	0.705%
1.00%	greater than index	Base Fee plus	0.05%	0.700%
0.90%	greater than index	Base Fee plus	0.05%	0.695%
0.80%	greater than index	Base Fee plus	0.04%	0.690%
0.70%	greater than index	Base Fee plus	0.04%	0.685%
0.60%	greater than index	Base Fee plus	0.03%	0.680%
0.50%	greater than index	Base Fee plus	0.03%	0.675%
0.40%	greater than index	Base Fee plus	0.02%	0.670%
0.31%	greater than index	Base Fee plus	0.02%	0.666%
0.30%	greater than index	Base Fee		0.650%
Even with Index		Base Fee		0.650%
0.30%	less than index	Base Fee		0.650%
0.31%	less than index	Base Fee less	0.02%	0.635%
0.40%	less than index	Base Fee less	0.02%	0.630%
0.50%	less than index	Base Fee less	0.03%	0.625%
0.60%	less than index	Base Fee less	0.03%	0.620%
0.70%	less than index	Base Fee less	0.04%	0.615%
0.80%	less than index	Base Fee less	0.04%	0.610%
0.90%	less than index	Base Fee less	0.05%	0.605%
1.00%	less than index	Base Fee less	0.05%	0.600%
1.10%	less than index	Base Fee less	0.06%	0.595%
1.20%	less than index	Base Fee less	0.06%	0.590%
1.30%	less than index	Base Fee less	0.07%	0.585%
1.40%	less than index	Base Fee less	0.07%	0.580%
1.50%	less than index	Base Fee less	0.08%	0.575%
1.60%	less than index	Base Fee less	0.08%	0.570%
1.70%	less than index	Base Fee less	0.09%	0.565%
1.80%	less than index	Base Fee less	0.09%	0.560%
1.90%	less than index	Base Fee less	0.10%	0.555%
2.00%	less than index	Base Fee less	0.10%	0.550%
2.10%	less than index	Base Fee less	0.11%	0.545%
2.20%	less than index	Base Fee less	0.11%	0.540%
2.30%	less than index	Base Fee less	0.12%	0.535%
2.40%	less than index	Base Fee less	0.12%	0.530%
2.50%	less than index	Base Fee less	0.13%	0.525%
2.60%	less than index	Base Fee less	0.13%	0.520%
2.70%	less than index	Base Fee less	0.14%	0.515%
2.80%	less than index	Base Fee less	0.14%	0.510%
2.90%	less than index	Base Fee less	0.15%	0.505%
3.00%	or more less than index	Base Fee less	0.15%	0.500%

FEE TABLE FOR DUNHAM LARGE CAP VALUE FUND

	Cumulative Twelve Month Return Versus Index	Performance Fee Adjustment		Total Sub-Advisory Fee Payable to C.S. McKee, LP
2.15%	or more greater than index	Base Fee plus	0.43%	0.860%
2.08%	greater than index	Base Fee plus	0.42%	0.846%
2.01%	greater than index	Base Fee plus	0.40%	0.831%
1.93%	greater than index	Base Fee plus	0.39%	0.817%
1.86%	greater than index	Base Fee plus	0.37%	0.803%
1.79%	greater than index	Base Fee plus	0.36%	0.788%
1.72%	greater than index	Base Fee plus	0.34%	0.774%
1.65%	greater than index	Base Fee plus	0.33%	0.760%
1.58%	greater than index	Base Fee plus	0.32%	0.745%
1.51%	greater than index	Base Fee plus	0.30%	0.732%
1.50%	greater than index	Base Fee		0.430%
Even with Index		Base Fee		0.430%
1.50%	less than index	Base Fee		0.430%
1.51%	less than index	Base Fee less	0.30%	0.128%
1.58%	less than index	Base Fee less	0.32%	0.115%
1.65%	less than index	Base Fee less	0.33%	0.100%
1.72%	less than index	Base Fee less	0.34%	0.086%
1.79%	less than index	Base Fee less	0.36%	0.072%
1.86%	less than index	Base Fee less	0.37%	0.057%
1.93%	less than index	Base Fee less	0.39%	0.043%
2.01%	less than index	Base Fee less	0.40%	0.029%
2.08%	less than index	Base Fee less	0.42%	0.014%
2.15%	or more less than index	Base Fee less	0.43%	0.000%

FEE TABLE FOR DUNHAM EMERGING MARKETS STOCK FUND

	Cumulative Twelve MonthReturn Versus Index	Performance Fee Adjustment	Total Sub-Advisory Fee Payable to Van Eck Associates Corporation[1]
3.00%	or more greater than index	Base Fee plus	0.50%	1.000%
2.90%	greater than index	Base Fee plus	0.48%	0.983%
2.80%	greater than index	Base Fee plus	0.47%	0.967%
2.70%	greater than index	Base Fee plus	0.45%	0.950%
2.60%	greater than index	Base Fee plus	0.43%	0.933%
2.50%	greater than index	Base Fee plus	0.42%	0.917%
2.40%	greater than index	Base Fee plus	0.40%	0.900%
2.30%	greater than index	Base Fee plus	0.38%	0.883%
2.20%	greater than index	Base Fee plus	0.37%	0.867%
2.10%	greater than index	Base Fee plus	0.35%	0.850%
2.00%	greater than index	Base Fee plus	0.33%	0.833%
1.90%	greater than index	Base Fee plus	0.32%	0.817%
1.80%	greater than index	Base Fee plus	0.30%	0.800%
1.70%	greater than index	Base Fee plus	0.28%	0.783%
1.60%	greater than index	Base Fee plus	0.27%	0.767%
1.50%	greater than index	Base Fee plus	0.25%	0.750%
1.40%	greater than index	Base Fee plus	0.23%	0.733%
1.30%	greater than index	Base Fee plus	0.22%	0.717%
1.20%	greater than index	Base Fee plus	0.20%	0.700%
1.10%	greater than index	Base Fee plus	0.18%	0.683%
1.00%	greater than index	Base Fee plus	0.17%	0.667%
0.90%	greater than index	Base Fee plus	0.15%	0.650%
0.80%	greater than index	Base Fee plus	0.13%	0.633%
0.70%	greater than index	Base Fee plus	0.12%	0.617%
0.60%	greater than index	Base Fee plus	0.10%	0.600%
0.50%	greater than index	Base Fee plus	0.08%	0.583%
0.40%	greater than index	Base Fee plus	0.07%	0.567%
0.31%	greater than index	Base Fee plus	0.05%	0.552%
0.30%	greater than index	Base Fee		0.500%
Even with Index		Base Fee		0.500%
0.30%	less than index	Base Fee		0.500%
0.31%	less than index	Base Fee less	0.05%	0.448%
0.40%	less than index	Base Fee less	0.07%	0.433%
0.50%	less than index	Base Fee less	0.08%	0.417%
0.60%	less than index	Base Fee less	0.10%	0.400%
0.70%	less than index	Base Fee less	0.12%	0.383%
0.80%	less than index	Base Fee less	0.13%	0.367%
0.90%	less than index	Base Fee less	0.15%	0.350%
1.00%	less than index	Base Fee less	0.17%	0.333%
1.10%	less than index	Base Fee less	0.18%	0.317%
1.20%	less than index	Base Fee less	0.20%	0.300%
1.30%	less than index	Base Fee less	0.22%	0.283%
1.40%	less than index	Base Fee less	0.23%	0.267%
1.50%	less than index	Base Fee less	0.25%	0.250%
1.60%	less than index	Base Fee less	0.27%	0.233%
1.70%	less than index	Base Fee less	0.28%	0.217%
1.80%	less than index	Base Fee less	0.30%	0.200%
1.90%	less than index	Base Fee less	0.32%	0.183%
2.00%	less than index	Base Fee less	0.33%	0.167%
2.10%	less than index	Base Fee less	0.35%	0.150%
2.20%	less than index	Base Fee less	0.37%	0.133%
2.30%	less than index	Base Fee less	0.38%	0.117%
2.40%	less than index	Base Fee less	0.40%	0.100%
2.50%	less than index	Base Fee less	0.42%	0.083%
2.60%	less than index	Base Fee less	0.43%	0.067%
2.70%	less than index	Base Fee less	0.45%	0.050%
2.80%	less than index	Base Fee less	0.47%	0.033%
2.90%	less than index	Base Fee less	0.48%	0.017%
3.00%	or more less than index	Base Fee less	0.50%	0.000%

[1]Van Eck Associates Corporation has agreed to a Base Fee Waiver of 30 bps for 18 months.

FEE TABLE FOR DUNHAM SMALL CAP GROWTH FUND

	Cumulative Twelve Month Return Versus Index	Performance Fee Adjustment		Total Sub-Advisory Fee Payable to Pier Capital, LLC
2.00%	or more greater than index	Base Fee plus	0.50%	1.000%
1.90%	greater than index	Base Fee plus	0.48%	0.975%
1.80%	greater than index	Base Fee plus	0.45%	0.950%
1.70%	greater than index	Base Fee plus	0.43%	0.925%
1.60%	greater than index	Base Fee plus	0.40%	0.900%
1.50%	greater than index	Base Fee plus	0.38%	0.875%
1.40%	greater than index	Base Fee plus	0.35%	0.850%
1.30%	greater than index	Base Fee plus	0.33%	0.825%
1.20%	greater than index	Base Fee plus	0.30%	0.800%
1.10%	greater than index	Base Fee plus	0.28%	0.775%
1.00%	greater than index	Base Fee plus	0.25%	0.750%
0.90%	greater than index	Base Fee plus	0.23%	0.725%
0.80%	greater than index	Base Fee plus	0.20%	0.700%
0.70%	greater than index	Base Fee plus	0.18%	0.675%
0.60%	greater than index	Base Fee plus	0.15%	0.650%
0.50%	greater than index	Base Fee plus	0.13%	0.625%
0.40%	greater than index	Base Fee plus	0.10%	0.600%
0.30%	greater than index	Base Fee plus	0.07%	0.575%
0.21%	greater than index	Base Fee plus	0.05%	0.553%
0.20%	greater than index	Base Fee		0.500%
Even with Index		Base Fee		0.500%
0.20%	less than index	Base Fee		0.500%
0.21%	less than index	Base Fee less	0.05%	0.448%
0.30%	less than index	Base Fee less	0.08%	0.425%
0.40%	less than index	Base Fee less	0.10%	0.400%
0.50%	less than index	Base Fee less	0.13%	0.375%
0.60%	less than index	Base Fee less	0.15%	0.350%
0.70%	less than index	Base Fee less	0.18%	0.325%
0.80%	less than index	Base Fee less	0.20%	0.300%
0.90%	less than index	Base Fee less	0.23%	0.275%
1.00%	less than index	Base Fee less	0.25%	0.250%
1.10%	less than index	Base Fee less	0.28%	0.225%
1.20%	less than index	Base Fee less	0.30%	0.200%
1.30%	less than index	Base Fee less	0.33%	0.175%
1.40%	less than index	Base Fee less	0.35%	0.150%
1.50%	less than index	Base Fee less	0.38%	0.125%
1.60%	less than index	Base Fee less	0.40%	0.100%
1.70%	less than index	Base Fee less	0.43%	0.075%
1.80%	less than index	Base Fee less	0.45%	0.050%
1.90%	less than index	Base Fee less	0.48%	0.025%
2.00%	or more less than index	Base Fee less	0.50%	0.000%

APPENDIX E

(All Proposals)

The Dunham Funds – Sub-Adviser Compensation Analysis

(One Basis Point “bp” or 1bp equals one hundredth of one percent)                                                                                                                                                                                                                 3/31/06

				Proposed Fulcrum Fee
Fund:	Sub-Adviser:	Current Sub-Advisory Fee:	Pre-approved Negotiable Range of Sub-Adv. Fees	Base Fee	Null Zone	Range of Performance Fee plus or minus the Base Fee	Range of Performance Band plus or minus the Index[7]:	Maximum possible Fee:	Minimum possible Fee:	Contractual Fee Waiver:	Fee Waiver Length: (months)
Dunham Short Term Bond Fund	Merganser Capital Management, LP	0.25%[1]	0% - 0.55%	0.20%	5 bps.	0.20%	0.75%	0.40%	0%	0.05%	18
Dunham Corporate/Government Bond Fund	Seneca Capital Management, LLC	0.35%[2]	0% - 0.70%	0.25%	10 bps.	0.25%	1.00%	0.50%	0%	0.05%	12
Dunham High-Yield Bond Fund	PENN Capital Management Company, Inc.	0.20% - 0.80%[8]	N/A	0.50%	20 bps.	0.30%	2.00%	0.80%	0.20%	-	-
Dunham Real Estate Stock Fund	Lee Munder Investments, Ltd.	0.50%[3]	0% - 1.00%	0.40%	20 bps.	0.40%	2.00%	0.80%	0%	0.20%	12
Dunham Appreciation & Income Fund	Calamos Advisors, LLC	0.75%	0% - 1.50%	0.60%	20 bps.	0.35%	2.10%	0.95%	0.25%	-	-
Dunham International Stock Fund	Neuberger Berman Management, Inc.	0.50% - 0.80%[8]	0% - 1.00%	0.65%	30 bps.	0.15%	3.00%	0.80%	0.50%	-	-
Dunham Large Cap Value Fund	C.S. McKee, LP	0.50%	0% - 1.00%	0.43%	150 bps	0.43%	2.15%	0.86%	0%	-	-
Dunham Small Cap Value Fund	Denver Investment Advisors LLC	0.75%[4]	0% - 1.50%	0.55%	25 bps.	0.55%	2.50%	1.10%	0%	0.25%	12
Dunham Large Cap Growth Fund	Rigel Capital, LLC	0.55%[5]	0% - 1.10%	0.50%	25 bps.	0.50%	2.50%	1.00%	0%	0.25%	12
Dunham Emerging Markets Stock Fund	Van Eck Associates Corporation	0.60%[6]	0% - 1.20%	0.50%	30 bps.	0.50%	3.00%	1.00%	0%	0.30%	18
Dunham Small Cap Growth Fund	Pier Capital, LLC	0.65%	0% - 1.30%	0.50%	20 bps	0.50%	2.00%	1.00%	0%	-	-

1 break point at $50M to 0.15%

2 break point at $20M to 0.30%

3 break point at $20M to 0.40% and at $100M to 0.35%

4 break point at $25M to 0.35%

5 break point at $25M to 0.40% and at $75M to 0.25%

6 break point at $20M to 0.50%

7 Range of net over-/underperformance relative to benchmark over which fulcrum performance fee applies. (e.g., If the Emerging Markets Stock Fund’s net outperformance is 1.50% relative to the benchmark, the Sub-Adviser’s fee would consist of the 0.50% base fee plus a 0.25% Performance fee resulting in a total fee of 0.75%).  Please refer to the next page for more examples of performance fee calculations.  Also see Appendix D.

8 The Fund will continue to have the same sub-advisory fulcrum fee structure, i.e., the same base fee, minimum and maximum payment amounts, the same range of performance fees and the same index under the amended sub-advisory contract; however, each such Fund: (i) will have its performance calculated from day one of the amended sub-advisory contract; (ii) instead of the current monthly payment of the base fee, the Fund will be paid only the minimum fee in each month of the first year of the amended sub-advisory contract with a lump sum payment at year end of the fulcrum fee less the minimum fees already paid; (iii) will now have a null zone where there was none before; and (iv) the fee table will be amended to reflect these changes.

THE CURRENT BREAKPOINTS STATED IN THE ABOVE FOOTNOTES 1-7 WILL NOT CONTINUE UNDER THE PROPOSED FEES

EXAMPLE:    Sub-Adviser Compensation to Lee Munder Investments, Ltd. Under the proposed fulcrum-fee arrangement:

In the instance where the Fund’s daily performance exceeds that of the benchmark:

 (1) If the RE Stock Fund performance is between 0.00% to 0.2% above the assigned benchmark (when compared to the benchmark’s rolling 12-month performance.  Each Fund’s specific benchmark index presented above.), the sub-adviser will earn annualized compensation of 0.40% for that day.  Note that only the base fee is earned, because the outperformance in this example was not enough to clear the null zone to earn a performance fee. The fee is calculated and accrued daily, but paid monthly.*

(2) If the RE Stock Fund’s performance exceeds that of the benchmark by +0.2% or by any amount up to +2.0%, the sub-adviser will receive an annualized compensation of 0.40% + (20% of the relative out-performance), calculated and accrued daily, paid monthly.*  For instance, if the Fund outperforms the index by 1.5%, the sub-adviser’s annualized compensation for that day will be 0.70%.  This is derived mathematically as follows: 0.40% (base fee) + 0.2 X 1.5% (the additional performance fee) = 0.40% + 0.30% = 0.70%.  Should the Fund out-perform the benchmark by any amount greater than 2.0%, the sub-adviser fee will be capped at the rate for out-performance of 2.0%; namely, 0.80% (0.40% + 0.40%) .

In the instance where the Fund’s daily performance is less than that of the benchmark:

 (1)  If the RE Stock Fund performance is between 0.00% to -0.2% below the assigned benchmark (when compared to the benchmark’s rolling 12-month performance.  Each Fund’s specific benchmark index presented above.), the sub-adviser will earn annualized compensation of 0.40% for that day.  Note that the sub-adviser is not penalized for the underperformance, because the underperformance in this example was not enough to clear the null zone. The fee is calculated and accrued daily, but paid monthly.*

(2) If the RE Stock Fund’s performance trails that of the benchmark by -0.2% or by any amount up to -2.0%, the sub-adviser will receive an annualized compensation of 0.40% - (20% of the relative under-performance), calculated and accrued daily, paid monthly.*  For instance, if the Fund underperforms the index by 1.5%, the sub-adviser’s annualized compensation for that day will be 0.10%.  This is derived mathematically as follows: 0.40% (base fee) + 0.2 X -1.5% (the additional performance fee) = 0.40% - 0.30% = 0.10%.  Should the Fund underperform the benchmark by any amount greater than 2.0%, the sub-adviser fee will be capped at the rate for underperformance of -2.0%; namely, 0.00%.

Additionally, Lee Munder has agreed to a twelve month fee waiver of 20 bps (0.20%).  Therefore, in the above examples, the sub-adviser’s fee, calculated as defined above, would be reduced by 0.20% in all cases during the first twelve months.

*except that in the first twelve months, only the Minimum Fee (base fee less the maximum performance penalty) is paid out, which, in this case, is zero (0.40% - 0.40% = 0.00%).

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

    1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

    2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

    3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signatures
CORPORATE ACCOUNTS
(1) ABC Corp.	ABC Corp.
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Treasurer

TRUST ACCOUNTS
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

CUSTODIAL OR ESTATE ACCOUNTS
(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMS	John B. Smith
(2) John B. Smith	John B. Smith, Jr., Executor

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

PLEASE SIGN, DATE AND RETURN YOUR

PROXY TODAY OR CALL 1-800-434-3719 OR GO TO www.myproxyonline.com/dunhamfunds

TO REGISTER YOUR VOTE

(Dunham logo here)

THE DUNHAM FUNDS:  PROXY BALLOT

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

A Special Meeting of Shareholders of each of The Dunham Funds, comprised of Dunham Short-Term Bond Fund, Dunham Corporate/Government Bond Fund, Dunham High Yield Bond Fund, Dunham Real Estate Stock Fund, Dunham Appreciation & Income Fund, Dunham International Stock Fund, Dunham Large Cap Value Fund, Dunham Small Cap Value Fund, Dunham Large Cap Growth Fund, Dunham Emerging Markets Stock Fund and Dunham Small Cap Growth Fund (each a "Fund," and collectively, the "Funds"), each a series of AdvisorOne Funds (the "Trust"), will be held at the offices of the Funds’ Adviser, Dunham & Associates Investment Counsel, Inc. (“Dunham” or the “Adviser”), at 10251 Vista Sorrento Parkway, San Diego, CA 92121, on Friday, June 23, 2006, at  10:00 a.m. Pacific Time.  The proposals are as follows:

(1) The approval or disapproval of a new sub-advisory agreement among Dunham, the Trust (on behalf of Dunham Small Cap Value Fund), and Denver Investment Advisors LLC;

(2) the approval or disapproval of a new sub-advisory agreement among  Dunham,  the Trust (on behalf of Dunham Real Estate Stock Fund), and Lee Munder Investments, Ltd.;

(3) the approval or disapproval of a new sub-advisory agreement among  Dunham,  the Trust (on behalf of Dunham Large Cap Growth Fund), and Rigel Capital, LLC;

(4) the approval or disapproval of a form of amendment to change the fee schedule of, and add the Fund as a party to, each existing sub-advisory agreement for the Dunham Short-Term Bond Fund, Dunham Corporate/Government Bond Fund, Dunham High Yield Bond Fund, Dunham Appreciation & Income Fund, Dunham International Stock Fund, Dunham Large Cap Value Fund, Dunham Emerging Markets Stock Fund and Dunham Small Cap Growth Fund, to convert these sub-advisory agreements to a fulcrum fee compensation structure; and

(5) the transaction of such other business as may properly come before the Meeting or any adjournment thereof.

The undersigned hereby constitutes and appoints Jeffrey Dunham and Denise S. Iverson, or any one of them, with power of substitution and re-substitution, as proxies to appear and vote all of the shares of beneficial interest in the name of the undersigned on the record date of the Special Meeting of Shareholders of the Trust, or at any adjournment thereof; and the undersigned hereby instructs said proxies to vote as indicated on this proxy card.  The undersigned hereby revokes any prior proxy to vote at such Meeting, and hereby ratifies and confirms all that said attorneys and proxies, or any of them, may lawfully do by virtue thereof.

The Board of Trustees unanimously

recommends a vote FOR all proposals.

This proxy, when properly executed, will be voted in the manner you directed with respect to shares that you own. If no direction is given with respect to a particular item, this proxy will be voted FOR each of the items that relate to the particular Fund shares that you own.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

NOTE: Please sign exactly as your name(s) appear on this card. Joint owners should each sign individually. Corporate proxies should be signed in full corporate name by an authorized officer. Fiduciaries should give full titles.

Signature

Signature of joint owner, if any

Date

ONLINE VOTING CODE:

ONLINE VOTING CODE:

       EasyProxy™

WE NEED YOUR PROXY VOTE IMMEDIATELY.

 YOUR PROMPT ATTENTION WILL HELP TO AVOID

THE EXPENSE OF FURTHER SOLICITATION.

Below is a consolidated proxy ballot that will allow you to vote your shares held in all of your investments with the Dunham Funds.  While you may vote separately by checking a box beside each Fund, we have also provided you with a quick way to vote for all Funds and proposals in the same manner.  To do this, simply check a box beside “VOTE ALL PROPOSALS”.

Please sign and date the reverse side before mailing in your vote or vote by telephone by calling toll-free 1-800-434-3719 between 9:30 a.m. and 10 p.m Eastern Time. You may also vote via the internet by going to www.myproxyonline.com/dunhamfunds and entering the online voting code below.

The Board of Trustees unanimously recommends a vote FOR all proposals.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: [X]

--------------------------------------------------------------------------------------------------------------------

TO VOTE ALL PROPOSALS IN THE	FOR	AGAINST	ABSTAIN
SAME MANNER, CHECK A BOX HERE	[ ]	[ ]	[ ]
Proposal 1. To approve a new sub-advisory agreement:	(for shareholders of Small Cap Value only)
TAG ID	FOR	AGAINST	ABSTAIN
	[ ]	[ ]	[ ]
Proposal 2. To approve a new sub-advisory agreement: (for shareholders of Real Estate Stock only)
TAG ID	FOR	AGAINST	ABSTAIN
	[ ]	[ ]	[ ]
Proposal 3. To approve a new sub-advisory agreement: (for shareholders of Large Cap Growth only)
TAG ID	FOR	AGAINST	ABSTAIN
	[ ]	[ ]	[ ]

AND

Proposal 4. To approve, a form of amendment to change the fee schedule of, and add the Fund as a party to, the sub-advisory agreement, to convert it to a fulcrum fee compensation structure.

         (for shareholders of Short-Term Bond, Corporate/Government Bond, High Yield Bond,

        Appreciation & Income, International Stock, Large Cap Value, Emerging Markets Stock and Small Cap Growth )

TAG ID	FOR	AGAINST	ABSTAIN
	[ ]	[ ]	[ ]
	[ ]	[ ]	[ ]
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	[ ]	[ ]	[ ]
	[ ]	[ ]	[ ]
	[ ]	[ ]	[ ]
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